Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND REAFFIRMATION OF GUARANTEES

Amendment No. 2 to Loan and Security Agreement, Waiver, and Reaffirmation of Guarantees dated as of September 21, 2022 (this “Amendment”), among OFFERPAD SPE BORROWER A, LLC, as borrower (“Borrower”), OFFERPAD SPE BORROWER A, LLC, as borrower representative (“Borrower Representative”), OFFERPAD SPE BORROWER A HOLDINGS, LLC, as pledgor and guarantor (“Pledgor”), OFFERPAD HOLDINGS LLC, as limited guarantor (“Guarantor”), JPMORGAN CHASE BANK, N.A., as a lender, AG Mortgage Value Partners Onshore Master Fund, L.P., as a lender, AG Asset Based Credit Master Fund (B), L.P., as a lender, AG TCDRS, L.P., as a lender, AG Centre Street Partnership, L.P., as a lender, JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent acting for and on behalf of Lenders (“Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent (in such capacity, “Paying Agent”) and calculation agent (in such capacity, “Calculation Agent”).

RECITALS

Borrower, Borrower Representative, Lenders, Administrative Agent, Paying Agent and Calculation Agent are parties to that certain Loan and Security Agreement, dated as of September 10, 2021 (as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 16, 2021, the “Existing Loan Agreement”, as further amended by this Amendment, the “Loan Agreement”). Pledgor is a party to that certain Guaranty Agreement, dated as of September 10, 2021, made in favor of Administrative Agent (the “Guaranty Agreement”). Guarantor is a party to that certain Limited Guaranty, dated as of September 10, 2021, made in favor of Administrative Agent (the “Limited Guaranty”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

Borrower, Borrower Representative, Pledgor, Guarantor, Lenders, Administrative Agent, Paying Agent and Calculation Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.

Accordingly, Borrower, Borrower Representative, Pledgor, Guarantor, Lenders, Administrative Agent, Paying Agent and Calculation Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.
Amendments to Existing Loan Agreement. Effective as of the date hereof, the Existing Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit I-A hereto. A conformed copy of the Loan Agreement marked to show such changes is attached as Exhibit I-B hereto.
SECTION 2.
Conditions Precedent. This Amendment shall become effective as of the date hereof, upon the execution and delivery to Administrative Agent and Lenders of (i) this Amendment by Borrower, Borrower Representative, Pledgor, Guarantor, Administrative Agent, Lenders, Paying Agent and Calculation Agent, (ii) that certain Amended and Restated Side Letter dated as of the date hereof made among Administrative Agent, Lenders, Borrower and Borrower Representative, (iii) that certain Assignment and Acceptance, dated as of the date hereof, made between AG Mortgage Value Partners Onshore Master Fund, L.P., as assignee and LL Private Lending Fund II, L.P., as assignor, (iv) that certain Assignment and Acceptance, dated as of the date hereof, made between AG Asset Based Credit Master Fund (B), L.P., as assignee and LL Private Lending Fund II, L.P., as assignor, (v) that certain Assignment and Acceptance, dated as of the date hereof, made between AG TCDRS, L.P., as assignee and LL Private Lending Fund II, L.P., as assignor, (vi) that certain Assignment and Acceptance, dated as of the date hereof, made between AG Centre Street Partnership, L.P., as assignee and LL Private Lending Fund II, L.P., as assignor, (vii)

a general corporate and enforceability opinion of external counsel to Borrower Parties and Guarantor, in form and substance reasonably satisfactory to each Lender and Administrative Agent and (viii) for each Borrower Party in existence as of the date hereof and the Guarantor, a certified copy of a good standing certificate from the relevant jurisdiction of organization, dated as of no earlier than the date that is thirty (30) days prior to the date hereof.
SECTION 3.
Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement, the Guaranty Agreement and the Limited Guaranty shall continue to be, and shall remain, in full force and effect in accordance with their terms. The parties hereto have entered into this Amendment solely to amend the terms of the Existing Loan Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Borrower, Pledgor, Guarantor or any other party under or in connection with the Existing Loan Agreement, the Guaranty Agreement, the Limited Guaranty or any of the other Facility Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the parties under the Existing Loan Agreement, the Guaranty Agreement and the Limited Guaranty are preserved, (ii) the liens and security interests granted under the Existing Loan Agreement continue in full force and effect, and (iii) any reference to the Existing Loan Agreement in any Facility Document shall be deemed to reference the Existing Loan Agreement as amended by this Amendment. The execution of this Amendment by Administrative Agent does not operate as a waiver of any of its rights, powers, or privileges under the Loan Agreement, the Guaranty Agreement, the Limited Guaranty or under any of the other Facility Documents (including, without limitation, any other occurrences under the Loan Agreement that would commence a Default).
SECTION 4.
Ratification and Reaffirmation of Guarantees. Pledgor and Guarantor each hereby ratifies and reaffirms the terms and conditions of the Guaranty Agreement and the Limited Guaranty, as applicable. Pledgor’s and Guarantor’s obligations, liabilities, covenants, and guaranties pursuant to the Guaranty Agreement and the Limited Guaranty, whether for payment, performance, or otherwise, are now and shall remain valid and binding obligations of Pledgor and Guarantor, as applicable, and both before and after giving effect to the Amendment, will remain, now and hereafter, in full force and effect, unmodified and enforceable against Pledgor and Guarantor in accordance with their terms. Pledgor and Guarantor each acknowledges and agrees that this ratification and reaffirmation is given to induce Administrative Agent and Lenders to provide their consent to this Amendment. Absent execution and delivery of this Amendment by Pledgor and Guarantor, Administrative Agent would not have provided such consent to this Amendment.
SECTION 5.
Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.
Counterparts. This Amendment may be executed by each of the parties hereto by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature (including, but not limited to, DocuSign) permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile.

SECTION 7.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN.
SECTION 8.
Headings. The headings of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 9.
Consent. By countersigning this Amendment, Lenders, constituting all of the Lenders under the Loan Agreement, hereby consent to this Amendment. In addition, by countersigning this Amendment, each of Paying Agent and Calculation Agent hereby consents to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By: /s/ Mansoor Sirinathsingh

Name: Mansoor Sirinathsingh

Title: Managing Director

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Mansoor Sirinathsingh

Name: Mansoor Sirinathsingh

Title: Managing Director

Signature Page to Amendment No. 2 to Loan and Security Agreement

LENDER:

AG Mortgage Value Partners Onshore Master Fund, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title: Authorized Person

AG Asset Based Credit Master Fund (B), L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title: Authorized Person

AG TCDRS, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title: Authorized Person

AG Centre Street Partnership, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title: Authorized Person

Signature Page to Amendment No. 2 to Loan and Security Agreement

BORROWER:

OFFERPAD SPE BORROWER A, LLC,

as a Borrower

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

BORROWER REPRESENTATIVE:

OFFERPAD SPE BORROWER A, LLC

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

PLEDGOR AND GUARANTOR:

OFFERPAD SPE BORROWER A HOLDINGS, LLC, as Pledgor

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

Signature Page to Amendment No. 2 to Loan and Security Agreement

LIMITED GUARANTOR:

OFFERPAD HOLDINGS LLC, as Guarantor

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

Signature Page to Amendment No. 2 to Loan and Security Agreement

CALCULATION AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By: /s/ Karla D. Sjostrom

Name: Karla D. Sjostrom

Title: Vice President

PAYING AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By: /s/ Karla D. Sjostrom

Name: Karla D. Sjostrom

Title: Vice President

Signature Page to Amendment No. 2 to Loan and Security Agreement

Exhibit I-B

Loan and Security Agreement

(Conformed Through Amendment No. 2)

(Attached)

EXECUTION VERSION

Conformed ~~to~~through:

Amendment No. 1 dated as of December 16, 2021

Amendment No. 2 dated as of September 21, 2022

LOAN AND SECURITY AGREEMENT

among

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

AG MORTGAGE VALUE PARTNERS ONSHORE MASTER FUND, L.P.

AG ASSET BASED CREDIT MASTER FUND (B), L.P.

AG TCDRS, L.P.

AG CENTRE STREET PARTNERSHIP, L.P.,

AND THE PERSONS FROM TIME TO TIME PARTY HERETO AS LENDERS,

each a Lender

OFFERPAD SPE BORROWER A, LLC,

as Initial Borrower

such other Delaware limited liability companies that may, from time to time, become a Borrower hereunder

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Paying Agent and Calculation Agent

Dated as of September 10, 2021

Table of Contents

Page
Section 1.	Definitions	1
Section 2.	Facility	~~32~~34
Section 3.	Payment of Facility Interest	~~45~~47
Section 4.	Income Payments	~~45~~48
Section 5.	Requirements of Law	~~49~~52
Section 6.	Taxes	~~50~~53
Section 7.	Security Interest; Administrative Agent’s Appointment as Attorney-in-Fact	~~55~~58
Section 8.	Payment, Transfer And Custody	~~57~~60
Section 9.	Authorizations	~~57~~60
Section 10.	Fees	~~57~~60
Section 11.	Representations	~~58~~61
Section 12.	Covenants of Borrower	~~65~~68
Section 13.	Events of Default	~~76~~79
Section 14.	Remedies	~~79~~82
Section 15.	Indemnification and Expenses	~~83~~87
Section 16.	Property Management	~~85~~88
Section 17.	Paying Agent; Calculation Agent	~~87~~90
Section 18.	Assignability	~~99~~102
Section 19.	Transfer Register	~~100~~103
Section 20.	Tax Treatment	~~100~~103
Section 21.	Set-Off	~~100~~103
Section 22.	Survival	~~101~~104
Section 23.	Notices and Other Communications	~~101~~104
Section 24.	Entire Agreement; Severability; Single Agreement	~~101~~104
Section 25.	GOVERNING LAW	~~102~~105
Section 26.	SUBMISSION TO JURISDICTION; WAIVERS	~~102~~105
Section 27.	No Waivers, etc	~~103~~106
Section 28.	Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets	~~103~~106
Section 29.	Confidentiality	~~104~~107

i

Section 30.	Conflicts	~~105~~108
Section 31.	Miscellaneous	~~105~~109
Section 32.	Amendments and Waivers	~~106~~110
Section 33.	Administrative Agent Provisions	~~108~~111
Section 34.	Joint and Several Liability	~~112~~115
Section 35.	General Interpretive Principles	~~112~~116

SCHEDULES

SCHEDULE 1 AUTHORIZED REPRESENTATIVES

SCHEDULE 2 BORROWER’S ORGANIZATIONAL IDENTIFICATION NUMBER SCHEDULE 3 PROPERTY DOCUMENTS

SCHEDULE 4 INSURANCE REQUIREMENTS SCHEDULE 5 CALCULATIONS SCHEDULE

SCHEDULE 6 DISCLOSURE OF MATERIAL ADVERSE EFFECT

EXHIBITS

EXHIBIT A FORM OF ADVANCE REQUEST

EXHIBIT B FORM OF ASSET SCHEDULE

EXHIBIT C FORM OF SECTION 6 CERTIFICATE

EXHIBIT D FORM OF PROPERTY MANAGEMENT REPORT EXHIBIT E FORM OF BORROWER POWER OF ATTORNEY EXHIBIT F FORM OF BORROWER JOINDER AGREEMENT EXHIBIT G FORM OF REVIEWER CERTIFICATION

EXHIBIT H FORM OF COMPLIANCE CERTIFICATE

EXHIBIT I-1 FORM OF CLASS A PROMISSORY NOTE

EXHIBIT I-2 FORM OF CLASS B PROMISSORY NOTE

LOAN AND SECURITY AGREEMENT

This is a LOAN AND SECURITY AGREEMENT, dated as of September 10, 2021, among OFFERPAD SPE BORROWER A, LLC, a Delaware limited liability company (the “Initial Borrower”) and each other Delaware limited liability company that may be subsequently added as a party to this Agreement under a Joinder Agreement (individually, each a “Borrower” and collectively “Borrowers”), OFFERPAD SPE BORROWER A, LLC as borrower representative (“Borrower Representative”) JPMORGAN CHASE BANK, N.A., as lender, AG MORTGAGE VALUE PARTNERS ONSHORE MASTER FUND, L.P., as lender, AG TCDRS, L.P., as lender, AG CENTRE STREET PARTNERSHIP, L.P., as lender, AG ASSET BASED

CREDIT MASTER FUND (B), L.P., as lender and the persons from time to time party hereto as lenders (each, a “Lender” and collectively, “Lenders”), JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent acting for and on behalf of Lenders (“Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent (in such capacity, “Paying Agent”) and calculation agent (in such capacity, “Calculation Agent”).

PRELIMINARY STATEMENTS

The Initial Borrower has requested that Lenders make advances, upon the request of Borrower Representative on behalf of a Borrower, to such Borrower for the acquisition of certain Eligible SF Properties (as defined in this Agreement) and which Eligible SF Properties shall be pledged to Administrative Agent to secure such advances.

The Initial Borrower has requested OFFERPAD SPE BORROWER A, LLC to act as the representative of the Borrowers hereunder and OFFERPAD SPE BORROWER A, LLC is willing to act as the representative of each Borrower.

Lenders are willing to extend such credit on the terms and subject to the conditions set forth herein.

Section 1. Definitions. As used herein, the following terms shall have the following meanings.“ABR”, when used in reference to any Advance, refers to whether such Advance, bears interest at a rate determined by reference to the Alternate Base Rate.

“Accelerated Repayment Date” shall have the meaning set forth in Section 14(a)(i)

hereof.

“Account Bank” shall mean Wells Fargo Bank, National Association, in its capacity as account bank with respect to the Operating Account.

“Account Owner” shall have the meaning set forth in Section 6(i) hereof.

“Acquisition Date” shall mean, with respect to any Financed SF Property, the date on which such Financed SF Property was purchased or acquired by Borrower, as set forth in the final settlement statement with respect to such Financed SF Property.

“Acquisition Parameters” shall mean, with respect to any SF Property, the acquisition parameters set forth on Schedule 3 to the Side Letter, as such acquisition parameters may be updated from time to time by Borrowers and approved by Administrative Agent in its sole discretion.

“Additional Borrower” shall have the meaning set forth in Section 2(d)(vii) hereof. There may not be more than three (3) Borrowers at any time.

“Adjusted Daily Simple SOFR” shall mean an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate” shall mean, for any Pricing Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Pricing Period, plus (b) 0.10% ; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Administrative Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as administrative agent for and on behalf of Lenders, together with its successors and assigns.

“Administrative Agent Fee” shall have the meaning ascribed to such term in the Side

Letter.

“Advance” shall have the meaning set forth in Section 2(e)(i) hereof.

“Advance Amount” shall mean with respect to Class A Advances, the Class A Advance

Amount and, with respect to Class B Advances, the Class B Advance Amount.

“Advance Reduction” or “Advance Reductions” shall have the meaning set forth in Section 2(h)(ii) hereof.

“Advance Request” shall mean a request from Borrower Representative to Administrative Agent for Lenders to make an Advance to one or more specified Borrowers in the form attached hereto as Exhibit A.

“Advances Outstanding” shall mean, of any date of determination, (a) with respect to the Class A Advances, the aggregate outstanding principal balance of all outstanding Class A Advances as of such date, and (b) with respect to the Class B Advances, the aggregate outstanding principal balance of all outstanding Class B Advances as of such date.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (together with the correlative meanings of “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of the power (a) to vote fifty percent (50%) or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Aggregate Advance Amount” shall mean, as of any date, (a) with respect to the Class A Advances, the sum of the Class A Advance Amounts for all Financed SF Properties and (b) with respect to the Class B Advances, the sum of the Class B Advance Amounts for all Financed SF Properties

“Aggregate Repayment Amount” shall mean, as of any date, the sum of the then-outstanding Repayment Amounts in respect of all Advances.

“Agreement” shall mean this Loan and Security Agreement among Administrative Agent, Lenders, Borrower Representative, Borrowers, Calculation Agent and Paying Agent, dated as of the date hereof, as the same may be amended, supplemented or otherwise modified in accordance with the terms hereof.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the NYFRB Rate in effect on such day plus ½ of 1%. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1%, such rate shall be deemed to be 1% for purposes of this Agreement.

“Anti-Corruption Laws” shall mean the U.S. Foreign Corrupt Practices Act or any other law applicable to Borrower or any of its Affiliates that prohibits, inter alia, the bribery of foreign officials to gain a business advantage.

“Anti-Money Laundering Laws” shall mean applicable laws or regulations in any jurisdiction in which Borrower is located or doing business that relate to money laundering, any predicate crime to money laundering or any financial record keeping and reporting requirements related thereto.

“Applicable Rate” shall mean the Class A Applicable Rate and the Class B Applicable Rate, as applicable.

“Appraisal” shall mean a valuation report obtained by Administrative Agent stating the Original Appraised Value or Updated Property Value, as applicable, of an SF Property, prepared in accordance with the requirements of Title XI of FIRREA, which includes only an exterior inspection of such SF Property.

“Asset Management Agreements” shall mean those certain asset management agreements, each by and between the Asset Manager and the applicable Borrower, as the same may be amended from time to time.

“Asset Manager” shall mean, initially, OFFERPAD, LLC, an Arizona limited liability company.

“Asset Manager Event of Default” shall mean the occurrence (and during the continuance in the case of clause (a)) of any of the following: (a) any Event of Default, (b) any Insolvency

v

Event with respect to Asset Manager, or (c) any failure of Asset Manager to perform its material duties under the Asset Management Agreement that constitutes a default thereunder and that remains uncured for a period longer than five (5) Business Days.

“Asset Purchase Price” shall have the meaning ascribed to such term in the Side Letter.

“Asset Schedule” shall mean, with respect to any Advance as of any date, an asset schedule in the form of a computer tape or other electronic medium generated by the related Borrower and delivered to Administrative Agent and Calculation Agent, which provides information relating to the Financed SF Properties and the proposed Eligible SF Properties in a format containing the fields specified on Exhibit B.

“Assigned Documents” shall have the meaning set forth in Section 7(a)(i) hereof. “Assignment and Acceptance” shall have the meaning set forth in Section 18(a) hereof. “Assignment and Subordination Agreements” shall mean those certain Assignment of

Management Agreements, each among Administrative Agent, the applicable Borrower and Asset Manager, as any such agreement may be amended, restated, supplemented or otherwise modified from time to time and which shall at all times provide, among other things, that Administrative Agent may terminate Asset Manager upon the occurrence of an Asset Manager Event of Default.

“Authorized Representative” shall mean, for the purposes of this Agreement only, a Responsible Officer of Borrowers or Administrative Agent, as applicable under this Agreement, listed on Schedule 1 hereto, as such Schedule 1 may be amended from time to time upon fifteen

(15) days’ prior written notice.

“Average Facility Usage” shall mean for any specified period, an amount equal to (i) the sum of the Advances Outstanding on each day during such period divided by (ii) the number of days during such period.

“Back-Up Manager” shall mean Radian Real Estate Management, LLC or such other back-up manager as selected by the Administrative Agent, in each case, together with its successors in such capacity.

“~~Base Rate” shall mean a variable rate per annum equal to, for any day, the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the LIBO Rate for a one month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the LIBO Rate, respectively~~Benchmark” shall mean, with respect to (i) each Pricing Period through and including the Pricing Period ending September 30, 2022, 2.564% and (ii) each Pricing Period subsequent to the Pricing Period ending September 30, 2022, initially, Adjusted Daily Simple SOFR; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4(f).

“Benchmark Replacement” shall mean:

the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement ~~pursuant to Section 4(f)(iii)~~ of the ~~LIBO Rate with Term SOFR or Daily Simple SOFR (such rate,~~then-current Benchmark with an ~~“~~Unadjusted ~~SOFR Based Rate”), as applicable,~~Benchmark Replacement for any applicable ~~interest period and available tenor, the first of the following alternatives that can be determined by Administrative Agent: (1)~~Pricing Period for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) ~~when such Unadjusted SOFR Based Rate is first set for such interest period~~ that has been selected ~~or recommended~~by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of ~~the LIBO Rate~~such Benchmark with the applicable Unadjusted ~~SOFR Based Rate for the applicable corresponding tenor; provided that such spread adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time~~Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Pricing Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent reasonably determines is appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the

Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as ~~selected by~~the Administrative Agent ~~in its reasonable discretion and identified in writing to the Calculation Agent; and (2) the spread adjustment (which may be a positive or negative value or zero) when such rate replacement is first set for such interest period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to the LIBO Rate for the applicable corresponding tenor.~~decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” shall mean, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1)
in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); or

(2)
in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” shall mean, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof);

(2)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or

(3)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” shall mean, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses

(1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4(f) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4(f).

“Borrower” or “Borrowers” shall have the meaning set forth in the preamble and shall include each other Eligible Borrower that becomes party hereto as an Additional Borrower pursuant to a Joinder Agreement on a joint and several basis.

“Borrower Confidential Information” shall mean all written or computer-readable information (including any financial and/or proprietary information) provided to any Lender or to Administrative Agent hereunder or in connection herewith by any Borrower Party, Guarantor or any Affiliate thereof.

“Borrower Parties” shall mean any or all of Borrowers and Pledgor, as applicable. “Borrower-Related Party” shall mean each of the Borrower Parties, Guarantor, and their respective Affiliates.

“Borrower Representative” shall have the meaning set forth in the introductory paragraph.

“Borrowing Base Calculation Date” shall mean the second (2nd) Business Day of each week or such other day as is mutually agreed to in writing by Borrower Representative and Administrative Agent.

“Borrowing Base Deficiency” shall mean on any date of determination, the sum of the Class A Borrowing Base Deficiency and the Class B Borrowing Base Deficiency, in each case, if any, existing on such date of determination.

“Business Day” shall mean, any day (other than ~~(i)~~ a Saturday or a Sunday ~~or (ii~~) ~~a day~~ on which ~~commercial~~ banks are open for business in New York City, the State of California and the State of Maryland ~~are authorized or required to close~~; provided that, ~~where such term is used in the definition of “LIBO Rate” or refers to the LIBO Rate, such day shall also be a day on which dealings in U.S. dollar deposits are carried out in the London interbank market~~in addition to the foregoing, a Business Day shall be (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Advances referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Advances referencing the Adjusted Term SOFR Rate or any other dealings of such Advances referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day.

“CA Parties” shall have the meaning set forth in Section 17(b)(iv) hereof.

“Calculation Agent” shall mean Wells Fargo Bank, National Association, or any replacement designated pursuant to Section 17(b). Wells Fargo Bank, National Association will perform its duties as Calculation Agent hereunder through its Corporate Trust Services division.

“Calculation Agent Fee” shall have the meaning ascribed to such term in the Side Letter. “Calculations” shall have the meaning set forth in Section 17(b)(i)(A) hereof.

“Capital Stock” shall mean, as to any Person, any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including any and all member, partnership or other equivalent interests in any limited liability company, limited partnership, trust, and any and all warrants or options to purchase any of the foregoing, including all rights to participate in the operation or management of such Person and all rights to such Person’s properties, assets, interests and distributions under the related organizational documents in respect of such Person. “Capital Stock” also includes (i) all accounts receivable arising out of the related organizational documents of such Person; (ii) all general intangibles arising out of the related organizational documents of such Person; and (iii) to the extent not otherwise included, all proceeds of any and all of the foregoing (including within proceeds, whether or not otherwise included therein, any and all contractual rights under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of such Person).

“Change in Control” shall mean with respect to:

(a) any Borrower, except as permitted by the Facility Documents, any event, transaction or occurrence as a result of which Pledgor shall cease to (i) Control and (ii) own and control all of the economic and voting rights associated with ownership of 100% of the Capital Stock of, any of the Borrowers, (b) Pledgor, any event, transaction or occurrence as a result of which Guarantor shall cease to (i) Control and (ii) own and control all of the economic and voting rights associated with ownership of 100% of the Capital Stock of, Pledgor or (c) Guarantor, (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Capital Stock of the Guarantor representing more than 50% of the total outstanding Capital Stock of the Guarantor, (ii) occupation of a majority of the seats on the board of directors (or similar governing body) of Guarantor by persons who were not (A) the incumbent board of directors, (B) nominated or approved by the board of directors of Guarantor or (C) appointed by directors so nominated or approved or (iii) any transfer of all or substantially all of Guarantor’s assets (determined on a consolidated basis and excluding internal reorganizations), provided however that the provisions of clause (c) shall not apply to the Supernova SPAC Transaction consummated by the Guarantor.

“Class” shall mean each class of advances hereunder, designated as the Class A Advances or the Class B Advances, as applicable.

“Class A Advance” shall mean each advance of funds by a Class A Lender to the Borrowers under Section 2(a).

“Class A Advance Amount” shall have the meaning ascribed to such term in the Side

Letter.

“Class A Advances Outstanding” shall mean the Outstanding Advance Amount of Class

A Advances.

“Class A Applicable Rate” shall mean, as of any date, the Class A Interest Rate or, upon notice of Administrative Agent, if an Event of Default has occurred and is continuing, the Default Rate.

“Class A Borrowing Base Deficiency” shall mean, on any date of determination, the positive excess, if any, of (a) the Class A Advances Outstanding as of such date, over (b) the sum of (i) all amounts on deposit in the Concentration Account as of such date, (ii) all amounts on deposit in the Collection Account (exclusive of the Interest Reserve Amount) as of such date and

(iii) the Aggregate Advance Amount in respect of the Class A.

“Class A Commitment” shall mean the commitment of a Class A Lender to fund any Class A Advance and “Class A Commitments” shall mean such commitments of all Class A Lenders in the aggregate. The amount of each Class A Lender’s Commitment is set forth on Schedule 1 to the Side Letter, as such amount may be modified in accordance with the terms hereof or in the applicable Assignment and Assumption to which any Class A Lender becomes a party.

“Class A Committed Facility Amount” shall mean as of any date of determination, the Class A Commitments.

“Class A Facility Interest” shall mean, for any Pricing Period, the sum of the products, for each day of such Pricing Period, of (i) the Class A Advances Outstanding on such day, multiplied by (ii) the Class A Applicable Rate multiplied by (iii) 1/360.

“Class A Interest Rate” shall have the meaning ascribed to such term in the Side Letter.

“Class A Interest Reserve Amount” shall mean, as of any date of determination, an amount equal to the product of (i) the Class A Average Facility Usage for the immediately preceding calendar month (or, if the period from the Closing Date to the date of determination is less than a month, such period from the Closing Date to the last day of the calendar month preceding such date of determination) multiplied by (ii) the Class A Applicable Rate multiplied by (iii) 1/12; provided that if any portion of the Class A Interest Reserve Amount is applied by Administrative Agent pursuant to Section 2(e)(viii) or Section 4(c), Borrowers shall have until the immediately following Remittance Date to increase the amount of funds in the Collection Account to the extent necessary such that amounts remaining in the Collection Account after application of all requisite payments on such following Remittance Date is at least equal to the Class A Interest Reserve Amount.

“Class A Lender” shall mean each Person listed on the signature pages hereto as a Class A Lender, and each other Person that may from time to time become party hereto as a Class A Lender or to any Assignment and Assumption in the capacity of a Class A Lender.

“Class A Lender Commitment Percentage” shall mean, for any Class A Lender, the percentage equivalent of a fraction (expressed out to five decimal places), (A) the numerator of which is the Class A Commitment of such Class A Lender and (B) the denominator of which is the aggregate Class A Commitment of all Class A Lenders.

“Class A Note” shall mean the promissory note for Class A Advances in the form attached hereto as Exhibit I-1, and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be amended, restated, modified and supplemented and in effect from time to time.

“Class A Pricing Margin” shall have the meaning ascribed to such term in the Side Letter.

“Class A Unused Fee” shall have the meaning set forth in Section 10 hereof.

“Class A Unused Fee Rate” shall have the meaning ascribed to such term in the Side Letter.

“Class A Upfront Fee” shall have the meaning ascribed to such term in the Side Letter.

“Class B Advance” shall mean each advance of funds by a Class B Lender to the Borrowers under Section 2(a).

“Class B Advance Amount” shall have the meaning ascribed to such term in the Side Letter.

“Class B Advances Outstanding” shall mean the Outstanding Advance Amount of Class

B Advances.

“Class B Applicable Rate” shall mean, as of any date, the Class B Interest Rate or, upon notice of Administrative Agent, if an Event of Default has occurred and is continuing, the Default Rate.

“Class B Borrowing Base Deficiency” shall mean, on any date of determination, the positive excess, if any, of (a) the Class B Advances Outstanding as of such date, over (b) the sum of (i) all amounts on deposit in the Concentration Account as of such date, (ii) all amounts on deposit in the Collection Account (exclusive of the Interest Reserve Amount) as of such date and

(iii) the Aggregate Advance Amount.

“Class B Commitment” shall mean the commitment of a Class B Lender to fund any Class B Advance and “Class B Commitments” shall mean such commitments of all Class B Lenders in the aggregate. The amount of each Class B Lender’s Commitment is set forth on Schedule 1 to the Side Letter, as such amount may be modified in accordance with the terms hereof or in the applicable Assignment and Assumption to which any Class B Lender becomes a party.

“Class B Committed Facility Amount” shall mean as of any date of determination, the Class B Commitments.

“Class B Facility Interest” shall mean, for any Pricing Period, the sum of the products, for each day of such Pricing Period, of (i) the Class B Advances Outstanding on such day, multiplied by (ii) the Class B Applicable Rate multiplied by (iii) 1/360.

“Class B Interest Reserve Amount” shall mean, as of any date of determination, an amount equal to the product of (i) the Class B Average Facility Usage for the immediately preceding calendar month (or, if the period from the Closing Date to the date of determination is less than a month, such period from the Closing Date to the last day of the calendar month preceding such date of determination) multiplied by (ii) the Class B Applicable Rate multiplied by (iii) 1/12; provided that if any portion of the Class B Interest Reserve Amount is applied by Administrative Agent pursuant to Section 2(e)(viii) or Section 4(c), Borrowers shall have until the immediately following Remittance Date to increase the amount of funds in the Collection Account to the extent necessary such that amounts remaining in the Collection Account after application of all requisite payments on such following Remittance Date is at least equal to the Class B Interest Reserve Amount.

“Class B Interest Rate” shall have the meaning ascribed to such term in the Side Letter.

“Class B Lender” shall mean each Person listed on the signature pages hereto as a Class B Lender, and each other Person that may from time to time become party hereto as a Class B Lender or to any Assignment and Assumption in the capacity of a Class B Lender.

“Class B Lender Commitment Percentage” shall mean, for any Class B Lender, the percentage equivalent of a fraction (expressed out to five decimal places), (A) the numerator of which is the Class B Commitment of such Class B Lender and (B) the denominator of which is the aggregate Class B Commitment of all Class B Lenders.

“Class B Note” shall mean the promissory note for Class B Advances in the form attached hereto as Exhibit I-2, and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be amended, restated, modified and supplemented and in effect from time to time.

“Class B Unused Fee” shall have the meaning set forth in Section 10 hereof.

“Class B Unused Fee Rate” shall have the meaning ascribed to such term in the Side

Letter.

“Class B Upfront Fee” shall have the meaning ascribed to such term in the Side Letter. “Closing Date” shall mean September 10, 2021.

“CME Term SOFR Administrator” shall mean CME Group Benchmark Administration

Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall have the meaning set forth in Section 7(a) hereof.

“Collection Account” shall mean the segregated account established and maintained, or caused to be established and maintained, by Paying Agent for the benefit of Administrative Agent, and entitled “92424600, Collection Account - Wells Fargo Bank, National Association, as Paying Agent, JPMorgan Chase Bank, N.A., as secured party” or such other account established or caused to be established by the Paying Agent (or any successor) as may be designated in writing from time to time by the Paying Agent and, if such account is not established at Wells Fargo, then at a bank mutually agreed upon, in writing, by the Administrative Agent and the Borrower. The Collection Account shall be subject to the Collection Account Control Agreement and funds on deposit therein shall remain uninvested.

“Collection Account Control Agreement” shall mean the account control agreement dated on or prior to the date hereof, among Borrowers, Administrative Agent and Paying Agent, which shall provide for Administrative Agent control over the Collection Account and shall be in form and substance acceptable to Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Commitments” shall have the meaning ascribed to such term in the Side Letter. “Committed Facility Amount” shall have the meaning ascribed to such term in the Side

“Concentration Account” shall mean the segregated account established by OFFERPAD SPE BORROWER A, LLC at the Concentration Account Bank, into which Income will be deposited as required by Section 4(a), and which shall be subject to the Concentration Account Control Agreement.

“Concentration Account Bank” shall mean Wells Fargo Bank, National Association, in its capacity as bank with respect to the Concentration Account.

“Concentration Account Control Agreement” shall mean the account control agreement dated on or about the date hereof, among OFFERPAD SPE BORROWER A, LLC, Administrative Agent and Concentration Account Bank, which shall provide for Administrative Agent control over the Concentration Account and shall be in form and substance acceptable to Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Concentration Limit” shall have the meaning ascribed to such term in the Side Letter.

“Concentration Limit Advance Reduction” or “Concentration Limit Advance

Reductions” shall have the meaning set forth in Section 2(h)(iii) hereof.

“Confidential Information” shall have the meaning set forth in Section 29(b) hereof.

“Confidential Terms” shall mean all written or computer-readable information regarding any pricing terms set forth in any Facility Document.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contractual Obligation” shall mean, with respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, deed to secure debt, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property or assets are bound or are subject.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, and the terms “Controls,” “Controlling” and “Controlled” shall have meanings correlative thereto.

“Convertible Notes” shall mean any convertible promissory notes that are mandatorily convertible into equity.

“Costs” shall have the meaning set forth in Section 15(a) hereof.

“CSA” shall mean a Combined Statistical Area as determined by the U.S. Office of Management and Budget.

“Daily Simple SOFR” shall mean, for any day~~, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that if Administrative Agent decides that any such convention is not administratively feasible for the Lenders, then Administrative Agent may establish another convention in its reasonable discretion.~~ (a “SOFR Rate Day”), a rate per annum equal SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a

U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Deed” shall mean, with respect to an SF Property, the instrument or document required by the law of the jurisdiction in which the SF Property is located to convey fee title.

“Default” shall mean an event that, with notice or lapse of time or both, would become an Event of Default.

“Default Rate” shall have the meaning ascribed to such term in the Side Letter. “Defaulting Lender” shall have the meaning set forth in Section 2(m) hereof.

“Diligence Agent” shall mean Radian Real Estate Management, LLC, together with its successors in such capacity or such other entity as mutually agreed between Administrative Agent and Borrower Representative.

“Diligence Agent Agreement” shall mean the Services Agreement and Work Order, dated as of September 10, 2021, by and between the Diligence Agent and Borrower Representative.

“Diligence Agent Deficiency Notice” shall mean with respect to any Advance Request or Property Documents, a report setting forth any Diligence Deficiency identified therein by the Diligence Agent.

“Diligence Deficiency” shall mean with respect to any Advance Request or Property Documents, (i) the failure of one or more documents required to be contained therein to be fully executed or to match in all material respects the information on the related Asset Schedule, (ii) one or more documents contained therein are mutilated, damaged, torn or otherwise physically altered or unreadable, (iii) the absence from a Property Documents of any document required to be contained therein, (iv) the applicable SF Property is not an Eligible SF Property, (v) the requirements for the related Evaluation have not been satisfied, or (vi) any other material deficiency exists with respect to the applicable SF Property, Advance Request or Property Documents.

“Disclosing Party” shall have the meaning set forth in Section 29(a) hereof.

“Dollars” and “$” shall mean lawful money of the United States of America.

“Early Amortization Event” shall have the meaning ascribed to such term in the Side

Letter.

“Early Amortization Event Repayment Period” shall have the meaning ascribed to such term in the Side Letter.

“Early Amortization Trigger” shall have the meaning ascribed to such term in the Side

Letter.

“Eligible Borrower” shall mean any Delaware limited liability company that is a Special

Purpose Entity whose Capital Stock is one hundred percent (100%) owned by Pledgor, all of which Capital Stock has been validly pledged and delivered to Administrative Agent in compliance with the Pledge Agreement.

“Eligible SF Property” shall have the meaning ascribed to such term in the Side Letter.

“Environmental Law” shall mean any applicable federal, state, regional or local law,

statute, rule, code, regulation, ordinance, permit, license or legally binding judicial or administrative decision, requirement or order relating to the manufacture, transport, use, handling, labeling, treatment, storage, recycling, disposal, release or threatened release, or remediation or removal of, or exposure to or injury caused by, Hazardous Materials or the protection of human health or safety (to the extent related to exposure to Hazardous Materials), or the environment (including air, surface or subsurface land and waters and natural resources), in each case as amended from time to time), including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33

U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq. (to the extent applicable to exposure to Hazardous Materials); and any applicable state and local or foreign analogues, counterparts or equivalents.

“Environmental Liens” shall have the meaning set forth in Section 12(ee) hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” shall mean any Person which, together with any Borrower is treated, as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer described in Section 414(m) or (o) of the Code.

~~“Eurodollar Loan” shall mean an Advance bearing interest at a rate determined by reference to the LIBO Rate.~~

~~“Eurodollar Reserve Percentage” shall mean, for any day during any Pricing Period, the~~ reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such ~~day, whether or not applicable to Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States of America for~~ determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). One-Month LIBOR shall be adjusted automatically as of the ~~effective date of any change in the Eurodollar Reserve Percentage.~~

“Evaluation” shall mean an opinion of a licensed real estate agent or broker, prepared in accordance with the requirements of Title XI of FIRREA, as to the fair market value of an SF Property given by the Valuation Agent, in each case in form reasonably acceptable to Administrative Agent, and performed in conformity with customary and usual business practices, which generally includes three (3) comparable sales and three (3) comparable listings and includes only an exterior inspection of such SF Property.

“Event of Default” shall have the meaning set forth in Section 13 hereof.

“Event of ERISA Termination” shall mean (i) with respect to any Plan, a Reportable Event, or (ii) the withdrawal of any Borrower or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or

(iii) the failure by any Borrower or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including the failure to make on or before its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA, or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by any Borrower or any ERISA Affiliate thereof to terminate any Plan other than a standard termination under Section 4041(b) of ERISA, or (v) the failure to meet the requirements of Section 436 of the Code resulting in the loss of qualified status under Section 401(a)(29) of the Code, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by any Borrower or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for any Borrower or any ERISA Affiliate thereof to incur material liability under Title IV of ERISA

(other than PBGC premiums) or under Sections 412(b) or 430(k) of the Code with respect to any Plan.

“Excluded Taxes” shall have the meaning set forth in Section 6(a) hereof.

“Exculpated Party” shall mean any direct or indirect principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent, or Affiliate of any Borrower or any legal representatives, successors or assigns of any of the foregoing.

“Extended Stay Agreement” shall mean an agreement executed by the Borrower in conjunction with the purchase of an SF Property which allows for a former homeowner to extend their stay in such SF Property for a limited period of time following the Borrower’s acquisition of such SF Property, not to exceed 90 days.

“Facility Documents” shall mean this Agreement, each Advance Request, each Asset Management Agreement, each Assignment and Subordination Agreement, the Guaranty, the Limited Guaranty, the Pledge Agreement, the Mortgage Documents, each Joinder Agreement, the Powers of Attorney, the Collection Account Control Agreement, the Concentration Account Control Agreement, the Operating Account Control Agreement, each Purchase Agreement, each SPE Agreement, each Subcontractor Agreement, each Diligence Agent Agreement, any collateral assignments now or hereafter delivered by any Borrower or Borrower Representative, on behalf of any Borrower, to Administrative Agent for the benefit of Lenders, including financing statements and Fixture Filings filed or recorded in connection therewith, and any and all other documents and agreements executed and delivered by a Borrower Party or Guarantor in connection with this Agreement or any Advances hereunder.

“Facility Interest” shall mean the Class A Facility Interest and the Class B Facility Interest, as applicable

“Facility Termination Date” shall mean the earlier of (i) the Maturity Date, and (ii) any Accelerated Repayment Date.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, (as determined in such manner as ~~the NYFRB~~ shall be set forth on ~~its public website~~ the NYFRB’s Website from time to time), and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 1%, such rate shall be deemed to be 1% for the purposes of this Agreement.

“Federal Reserve Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Financed SF Property” shall mean the individual or collective reference to the SF Properties with respect to which any Outstanding Advance Amount exists.

“Financial Covenants” shall have the meaning ascribed to such term in the Side Letter.

“Financial Statements” shall mean the consolidated financial statements of Guarantor prepared in accordance with GAAP for the year or other period then ended. Such financial statements will be audited, in the case of annual statements, by nationally recognized independent certified public accountants reasonably approved by Administrative Agent.

“FIRREA” shall mean the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

“Fixture Filing” shall mean, with respect to any jurisdiction in which any Financed SF Property is located in which a separate, stand-alone fixture filing is required or generally recorded or filed pursuant to the local law or custom (as reasonably determined by Administrative Agent), a Uniform Commercial Code financing statement (or other form of financing statement required in the jurisdiction in which the applicable Financed SF Property or Financed SF Properties are located) recorded or filed in the real estate records in which the applicable Financed SF Property or Properties, as applicable, are located. Where permitted in applicable jurisdictions (as reasonably determined by Administrative Agent), such Fixture Filing may cover multiple SF Properties; provided, that separate Fixture Filings shall be required unless “all assets” filings are permitted under applicable local law to cover multiple properties without the requirement of separate legal descriptions for each property. The Fixture Filing may be included as part of the Mortgage for such Financed SF Property or Properties, as applicable.

“Flood Laws” shall mean the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994, the Biggert-Waters Flood Insurance Act of 2012, as such statutes may be amended or re-codified from time to time, any substitutions, any regulations published under such flood laws, and all other legal requirements relating to flood insurance.

“Floor” shall mean the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 1%.

“Freddie Mac” shall mean Freddie Mac, or any successor thereto.

“Freddie Mac House Price Index” shall mean, with respect to any geographic area, on any date of determination, the non-seasonally adjusted median home value reported for such geographic area (or its closest equivalent) by the “Freddie Mac House Price Index” published by

Freddie Mac or any Affiliate thereof, or any successor or replacement index as is mutually agreed in writing by Borrower Representative and Administrative Agent.

“Funding Date” shall mean the date on which an Advance is made by Lenders to a Borrower in accordance with this Agreement.

“GAAP” shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.

“GLB Act” shall have the meaning set forth in Section 29(b) hereof.

“Governing Documents” shall mean, with respect to any Person, its articles or certificate of incorporation or formation, by-laws, partnership, limited liability company, memorandum and articles of association, operating or trust agreement and/or other organizational, charter or governing documents, including with respect to Borrowers, its respective SPE Agreement.

“Governmental Authority” shall mean any (a) nation or government, (b) state or local or other political subdivision thereof, (c) central bank or similar monetary or regulatory authority,

(d) agency, authority, instrumentality, court, regulatory body, central bank or other body or entity exercising executive, legislative, judicial, taxing, quasi-judicial, quasi-legislative, regulatory or administrative functions or powers of or pertaining to government, (e) court or arbitrator having jurisdiction over such Person, its Affiliates or its assets or properties, (f) stock exchange on which shares of stock of such Person are listed or admitted for trading, (g) accounting board or authority that is responsible for the establishment or interpretation of national or international accounting principles, and (h) supra national body such as the European Union or the European Central Bank.

“Guarantee” shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“Guarantor” shall mean Offerpad Holdings LLC, a Delaware limited liability company.

“Guaranty” shall mean that certain Guaranty, dated as of September 10, 2021, made by

Pledgor in favor of Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Hazardous Materials” shall mean (a) lead, petroleum or petroleum products, asbestos, asbestos-containing material, urea formaldehyde, or polychlorinated biphenyls (PCBs), (b) any chemical, material, waste, or substance defined, listed, classified or designated under any Environmental Law or by any Governmental Authority pursuant to any Environmental Law as explosive, corrosive, flammable, toxic, hazardous, acutely hazardous, a contaminant, a pollutant, or other words of similar meaning or regulatory effect or otherwise a danger or threat to health or the environment under any Environmental Law, all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the federal Resource Conservation and Recovery Act of 1976, as amended (c) any chemical, materials, waste or substance, whether solid, liquid, gaseous, semisolid or any combination thereof, which is in any way regulated as such by any Governmental Authority under any Environmental Law and (d) any substance (including, without limitation, mold, mildew, fungi, fungal spores and metabolites such as mycotoxins and microbial volatile organic compounds) the presence of which requires investigation or remediation under any applicable Environmental Law or creates or threatens to create a nuisance or trespass on adjoining property, but excluding anything contained or used in products used in de minimis quantities, which products are customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations, provided the same continue to be in compliance with Environmental Laws in all material respects and do not result in contamination of the Property in violation of Environmental Laws in any material respect.

“Improvements” shall mean all buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now erected on, attached to, or used or adapted for use in the operation of any Property, including all heating, air conditioning and incinerating apparatus and equipment, all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor covering, underpadding, storm sashes, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants.

“Income” shall mean, with respect to any Financed SF Property, without duplication, all income, dividends and distributions received with respect to such Financed SF Property, including any rental or lease payments (excluding, for the avoidance of doubt, any closing fee credits associated with an Extended Stay Agreement executed by the Borrower), Net Sale Proceeds from the sale, transfer, liquidation or other disposition thereof, insurance proceeds, condemnation proceeds, interest, dividends or other distributions payable thereon or any fees or payments of any kind received in connection therewith. For the avoidance of doubt, any amounts distributed in accordance with Section 4(c)(viii) herein shall no longer constitute Income after so distributed.

“Indebtedness” shall mean, with respect to any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner. “Indebtedness” shall exclude any Convertible Notes.

“Indemnified Agent Party” shall have the meaning set forth in Section 33(k) hereof. “Indemnified Party” shall have the meaning set forth in Section 15(a) hereof. “Independent Manager” shall mean an individual who has prior experience as an independent director, independent manager or independent member with at least three (3) years of employment experience and who is provided by Amacar Group, CT Corporation, Corporation Service Company, Global Securitization Services, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional independent directors or independent managers, another nationally-recognized company approved by the Administrative Agent, in the exercise of its reasonable discretion, in each case that is not an Affiliate of a Borrower, Pledgor or the Guarantor and that provides professional independent directors and independent managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as an Independent Manager of a Borrower or Pledgor and is not, has never been, and will not while serving as Independent Manager be, any of the following:

(i)
a member, partner, equity holder, manager, director, officer or employee of a Borrower, Pledger or the Guarantor, or any of their respective equity holders or Affiliates (other than as an Independent Director or Independent Manager of a Borrower, Pledgor, the Guarantor, or an Affiliate thereof or any of their respective single-purpose equity holders, provided that such Independent Director or Independent Manager is employed by a company that routinely provides professional Independent Directors or Independent Managers);

(ii)
a creditor, supplier or service provider (including provider of professional services) to a Borrower, Pledgor or the Guarantor, or any of their respective equity holders or Affiliates (other than a nationally-recognized company that routinely provides professional Independent Directors or Independent Managers and other corporate services to a Borrower, Pledgor, or the Guarantor, any single purpose entity equity holder, or any of their respective equity holders or Affiliates in the ordinary course of business);

(iii)
a family member of any such member, partner, equity holder, manager, director, officer, employee, creditor, supplier or service provider; or

(iv)
a Person that controls (whether director, indirectly or otherwise) any of the individuals described in the preceding clauses (i), (ii) or (iii).

An individual who otherwise satisfies the preceding definition other than clause (i) by reason of being the Independent Director or Independent Manager of a “special purpose entity” affiliated with a Borrower, Pledgor or the Guarantor shall not be disqualified from serving as an Independent Director or Independent Manager of a Borrower of a Pledgor if the fees that such individual earns from serving in such role in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.

“Ineligible SF Property” shall mean, as of any date of determination, any Financed SF Property that is not an Eligible SF Property.

“Insolvency Action” shall mean, with respect to any Person, the taking by such Person of any action resulting in an Insolvency Event, other than solely under clause (vii), or clause (ix) as it relates to clause (vii), of the definition thereof.

“Insolvency Event” shall mean, with respect to any Person:

(i)
the filing of a decree or order for relief by a court having jurisdiction in the premises with respect to such Person in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, or ordering of the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of thirty (30) days; or

(ii)
the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect; or

(iii)
the consent by such Person to the entry of an order for relief in an involuntary case under any Insolvency Law; or

(iv)
the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property; or

(v)
the making by such Person of any general assignment for the benefit of creditors;

or

(vi)
the admission by such Person that it is not Solvent or not willing to pay its debts generally as they become due; or

(vii)
the failure by such Person generally to pay its debts as they become due, unless such debts are the subject of a bona fide dispute as to liability or amount; or

(viii)
the adoption of a plan relating to the liquidation or dissolution of any Borrower,

Pledgor or Guarantor; or

(ix)
the taking of action by such Person in furtherance of any of the foregoing. “Insolvency Law” shall mean the United States Bankruptcy Code of 1978, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, suspension of payments, winding up or composition, adjustment of debts marshaling of assets and liabilities or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Insurance Requirements” shall mean those requirements set forth in Schedule 4. “Interest Reserve Amount” shall mean the Class A Interest Reserve Amount and the

Class B Interest Reserve Amount, as applicable.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended from time to time.

“ISDA Definitions” shall mean the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Interest Rate” shall mean with respect to any Class A Advance, the Class A Interest Rate, and with respect to any Class B Advance, the Class B Interest Rate.

“Joinder Agreement” shall mean a joinder agreement in substantially the form of Exhibit F hereto entered into by Borrowers, Lenders, Administrative Agent, Calculation Agent, Paying Agent and one or more Special Purpose Entities acceptable to Administrative Agent in its sole discretion pursuant to which such Special Purpose Entities are joined as Additional Borrowers hereunder and under the other Facility Documents.

“Lender” or “Lenders” shall mean the entity or entities set forth on Schedule 1 to the Side Letter, in each case together with its respective successors and permitted assigns.

~~“LIBO Rate” shall mean with respect to any Advance, the rate per annum (rounded~~ upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the London interbank offered rate as ~~administered by ICE Benchmark Administration (or any other Person which takes over the~~ administration of such rate) for U.S. Dollars for a period equal in length to one (1) month as appearing on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion and identified in writing to the Calculation Agent; in each case, the “Screen Rate”) at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two (2) Business Days prior to the first day of such interest period divided by (ii) one (1) minus the Reserve Requirement; provided, that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. If the Screen Rate shall not be ~~available for the relevant interest period, such loan shall bear interest at the Base Rate.~~

~~“LIBOR Cessation Event” shall mean the occurrence of one or more of the following events with respect to the LIBO Rate: (1) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate for all available interest periods, permanently or indefinitely, with no successor administrator having been appointed to provide such LIBO Rate~~ at such time; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the Board of Governors of the Federal Reserve System, the ~~NYFRB, an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, in each case which states that the administrator of the LIBO Rate has ceased or will cease to~~ provide the LIBO Rate for all available interest periods permanently or indefinitely, with no successor administrator having been appointed to provide such LIBO Rate at such time; and/or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Screen Rate announcing that the Screen Rate for all available interest ~~periods is no longer representative.~~

“Lien” shall mean any lien, claim, charge, restriction, pledge, security interest, mortgage, deed of trust or other encumbrance.

“Limited Guaranty” shall mean that certain Limited Guaranty, dated as of September 10, 2021, made by Guarantor in favor of Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

“Loan Account” shall mean the segregated non-interest bearing trust sub-account of the Collection Account established and maintained, or caused to be established and maintained, by the Paying Agent for the benefit of the Administrative Agent and entitled “92424600, Loan Account - Wells Fargo Bank, National Association, as Paying Agent, fbo Administrative Agent, as secured party” or such other account established or caused to be established by the Paying Agent (or any successor) as may be designated in writing from time to time by the Paying Agent and, if such account is not established at Wells Fargo, then at a bank mutually agreed upon, in writing, by the Administrative Agent and the Borrower.. Funds on deposit in the Loan Account shall remain uninvested.

“Mandatory Repayment” shall have the meaning set forth in Section 2(h)(i) hereof. “Margin Stock” shall have the meaning assigned to that term in Regulation U of the

Board of Governors of the Federal Reserve System as in effect from time to time.

“Market” shall mean any CSA or MSA and the area within twenty-five (25) miles of such CSA or MSA, as applicable.

“Market Initial Valuation” shall have the meaning set forth in the definition of “Market Valuation Change”.

“Market Step-Down Event” shall have the meaning ascribed to such term in the Side Letter.

“Market Valuation Change” shall have the meaning ascribed to such term in the Side Letter.

“Material Adverse Effect” shall mean a material adverse effect on or a material adverse change in or to (a) the Property, business, assets, operations or financial condition of the Borrower Parties, taken as a whole, or Guarantor, (b) the ability of any Borrower Party to perform its obligations under any of the Facility Documents to which it is a party as and when due, (c) the legality, validity, binding effect or enforceability of any of the Facility Documents against any party thereto, (d) the perfection or priority of any lien granted under any Facility Document (which shall apply to any Mortgage Document only after such Mortgage Documents have been recorded in accordance with Section 2(l)), or (e) the rights and remedies of Administrative Agent, Lenders or any of their respective Affiliates under any of the Facility Documents.

“Maturity Date” shall mean March 10, 2024, including any extension made in accordance with Section 2 hereof.

“Maximum Facility Amount” shall mean the amount set forth on Schedule 1 to the Side

Letter.

“Mortgage” shall mean a Mortgage or Deed of Trust or Deed to Secure Debt, as applicable, for each Financed SF Property, prepared by the related Borrower and executed and delivered by the related Borrower in recordable form acceptable to Administrative Agent in its reasonable discretion to the extent required pursuant to Section 2(l), with respect to the Improvements and the Financed SF Property, as Collateral for the Advance, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time with the prior written consent of Administrative Agent.

“Mortgage Documents” shall mean the Mortgages and the Fixture Filings.

“Mortgage Event” shall mean, the occurrence of an Event of Default described in Section 12 (p) provided, however, any such “Mortgage Event” may be waived in writing (which written waiver may be via email) by Administrative Agent in its sole and absolute discretion.

“Mortgage Period” shall mean, with respect to any Financed SF Property, any period during which a Mortgage Event has occurred and is continuing.

“MSA” shall mean a Metropolitan Statistical Area as determined by the U.S. Office of Management and Budget.

“MSA Test Market” shall have the meaning ascribed to such term in the Side Letter. “Multiemployer Plan” shall mean, with respect to any Borrower, a “multiemployer plan”

as defined in Section 3(37) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to (or required to be contributed to) by such Borrower or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.

“Net Sale Proceeds” shall mean, in connection with the sale or other disposition of a Financed SF Property, the gross amount of the related Sale Proceeds, less any customary and industry standard closing expenses (including, but not limited to, the fees or commissions to a broker or real estate agent, fees to the related municipality to transfer title of the Financed SF Property and transfer taxes), in each case, incurred and paid to any Person in connection with such sale or disposition.

“Non-Excluded Taxes” shall have the meaning set forth in Section 6(a) hereof. “Non-Exempt Lender” shall have the meaning set forth in Section 6(e) hereof. “Note” shall mean any Class A Note or Class B Note, as applicable.

“Notice Date” shall have the meaning set forth in Section 2(e)(i) hereof. “NYFRB” shall mean the Federal Reserve Bank of New York.

“NYFRB’s Website” shall mean the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“NYFRB Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term ~~"~~“NYFRB Rate~~" shall mean~~” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received ~~to~~by the Administrative Agent from a ~~Federal~~federal funds broker of recognized standing selected by it~~; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement~~.

“OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control.

~~“One-Month LIBOR” shall mean, with respect to each Pricing Period, a rate per annum equal to the greater of (a) 0.00% and (b) an amount determined by Calculation Agent pursuant to the following formula:~~

 ~~LIBO Rate~~

 ~~1.00 – Eurodollar Reserve Percentage~~

“Operating Account” shall mean the segregated account established by OFFERPAD SPE BORROWER A, LLC at the Account Bank, and which shall be subject to an Operating Account Control Agreement.

“Operating Account Control Agreement” shall mean the deposit account control agreement, dated on or about the date hereof, among OFFERPAD SPE BORROWER A, LLC, Administrative Agent and Account Bank, which shall provide for Administrative Agent control over the Operating Account and shall be in form and substance acceptable to Administrative Agent, as the same may be amended, restated, modified and supplemented and in effect from time to time.

“Optional Repayment” shall have the meaning set forth in Section 2(g)(i) hereof. “Optional Repayment Date” shall have the meaning set forth in Section 2(g)(i) hereof. “Original Appraised Value” shall mean the stated U.S. dollar value contained in the

Appraisal delivered prior to the Funding Date regarding the fair market value of a Property, which value shall be the “as is” value set forth in such Appraisal; provided, however, that the Original Appraised Value for any Financed SF Property shall be deemed to be zero with respect to any Financed SF Property that is an Ineligible SF Property.

“Original Evaluation Value” shall have the meaning ascribed to such term in the Side Letter.

“Original Property Value” shall have the meaning ascribed to such term in the Side Letter.

“Other Charges” shall mean all ground rents, maintenance charges, impositions other than Property Taxes, and any other charges now or hereafter assessed or imposed against an SF Property or any part thereof.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Facility Document, or sold or assigned an interest in any Advance or Facility Document).

“Other Taxes” shall have the meaning set forth in Section 6(b) hereof.

“Outstanding Advance Amount” shall mean, on any date of determination and any SF Property with respect to which any Advance has been made hereunder, (i) with respect to the Class A Advances, the aggregate outstanding principal balance of all outstanding Class A Advances as of such date, and (ii) with respect to the Class B Advances, the aggregate outstanding principal balance of all outstanding Class B Advances as of such date; provided, that the “Outstanding Advance Amount” with respect to any SF Property subject to an Optional Repayment in accordance with Section 2(g)(ii), shall be zero after receipt by Administrative Agent of the full Repayment Amount therefor and the application of such Repayment Amount by Paying Agent pursuant to Section 2(g)(ii), and Paying Agent shall use commercially reasonable efforts to complete such application within two (2) Business Days of remittance of such Repayment Amount to the Collection Account pursuant to Section 2(g)(ii).

“Overnight Bank Funding Rate” shall mean, for any ~~date of determination~~day, the rate comprised of both overnight federal funds and overnight ~~Eurodollar Loan borrowings~~eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on ~~its public website~~the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“PA Parties” shall have the meaning set forth in Section 17(a)(v) hereof. “Parents” shall mean Guarantor and Pledgor.

“Participant Register” shall have the meaning set forth in Section 18(b) hereof.

“Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001), as amended, including all rules, regulations, orders and writs thereunder.

“Paying Agent” shall mean initially Wells Fargo Bank, National Association and its successors or any replacement designated pursuant to Section 17(a). Wells Fargo Bank, National Association will perform its duties as Paying Agent hereunder through its Corporate Trust Services division.

“Paying Agent Fee” shall have the meaning ascribed to such term in the Side Letter.

“PBGC” shall mean the Pension Benefit Guaranty Corporation or any entity succeedingto any or all of its functions under ERISA.

“Periodic Remittance Report” shall have the meaning set forth in Section 4(b) hereof.

“Permitted Lien” shall mean, for any SF Property: (a) applicable zoning, building andland use laws, ordinances, rules and regulations, (b) materialmen’s, mechanic’s, carriers’, workmen’s, repairmen’s and similar Liens, in each case, arising in the ordinary course of business securing obligations that are not yet delinquent, (c) the lien of taxes, assessments and home owners’ association dues and fees not yet due and payable or being diligently contested in good faith by appropriate proceedings, (d) all non-monetary liens, encumbrances, easements and other matters of record, (e) any matters set forth in any of the owner’s title insurance policy for such Property, (f) Liens arising under any solar leases or power purchase agreements with respect to solar panels secured solely by such solar panels or equipment, and (g) Liens granted pursuant to or by the Facility Documents.

“Person” shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof) including, but not limited to, Borrowers.

“Plan” shall mean, with respect to any Borrower, any employee pension benefit plan as defined in Section 3(2) of ERISA that is or was at any time during the current year or immediately preceding five years established, maintained or contributed to by such Borrower or any ERISA Affiliate thereof and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

“Pledge Agreement” shall mean the Pledge and Security Agreement dated as of the Closing Date by Pledgor in favor of Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Pledged Collateral” shall have the meaning set forth in the Pledge Agreement.

“Pledgor” shall mean OFFERPAD SPE BORROWER A HOLDINGS, LLC, a Delaware limited liability company and its successors in interest and assigns.

“Post-Renovation Advance Amount” shall have the meaning ascribed to such term in the Side Letter.

“Power of Attorney” shall mean the power of attorney in the form of Exhibit E delivered by each Borrower.

“Pricing Period” shall mean (i) initially, the period commencing on the Closing Date up to and including the last day of the calendar month in which the Closing Date occurs, and (ii) thereafter, the period commencing on the first (1st) day of each calendar month up to and including the last day of such calendar month; provided, however, that in no event shall any Pricing Period end subsequent to the Repayment Date.

~~“Prime Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the~~ “Prime Rate” in the U.S. or if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Administrative Agent) ~~or any similar release by the Federal Reserve Board (as determined by Administrative Agent).~~ Each change in the Prime Rate shall be effective from and including the date such change is ~~publicly announced as being effective.~~

“Pro Rata Share” shall mean on any date of determination, (i) for any Class A Lender, the percentage equivalent of a fraction (a) prior to the termination of the Revolving Period, the numerator of which is equal to such Lender’s Class A Commitment on such date of determination and the denominator of which is equal to the Class A Committed Facility Amount and (b) on and after the termination of the Revolving Period, the numerator of which is the portion of the Advances Outstanding on such date that have been funded by such Lender and the denominator of which is equal to the Advances Outstanding on such date with respect to the

Class A Lenders collectively and (ii) for any Class B Lender, the percentage equivalent of a fraction (a) prior to the termination of the Revolving Period, the numerator of which is equal to such Lender’s Class B Commitment on such date of determination and the denominator of which is equal to the Class B Committed Facility Amount and (b) on and after the termination of the Revolving Period, the numerator of which is the portion of the Advances Outstanding on such date that have been funded by such Lender and the denominator of which is equal to the Advances Outstanding on such date with respect to the Class B Lenders collectively.

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Property Assessment Report” shall mean a multi-point home condition assessment report prepared with respect to the applicable SF Property by Asset Manager in its standard format, as updated from time to time.

“Property Documents” shall mean, with respect to any SF Property, the documents set forth on Schedule 3.

“Property Taxes” shall mean all real estate and personal property taxes assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any SF Property.

“Property Valuation Report” shall have the meaning ascribed to such term in the Side

Letter.

“Property Value” shall mean the Original Property Value or, if applicable, the Updated

Property Value.

“Purchase Agreement” shall mean the purchase agreement or other similar document between a Borrower and a Transferor pursuant to which such Borrower acquires an SF Property from such Transferor.

“Purchase Deadline” shall have the meaning set forth in Section 14(b)(v) hereof.

“Purchase Option” shall have the meaning set forth in Section 14(b)(v) hereof.

“Purchase Option Notice” shall have the meaning set forth in Section 14(b)(v) hereof.

“Recipient” shall have the meaning set forth in Section 29(a) hereof.

“Records” shall mean all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by the related Borrower or any other Person or entity with respect to an SF Property. Records shall include the Property Documents, the credit files related to the SF Property and any other instruments necessary to document or manage an SF Property.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S.

Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Register” shall have the meaning set forth in Section 19 hereof.

“Regulations T, U or X” shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

“Regulatory Change” shall mean any change after the date hereof in United States federal, state or foreign laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including Lenders of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and

(y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted, issued or implemented.

“Released Property” shall have the meaning set forth in Section 2(i) hereof.

“Relevant Governmental Body” shall mean ~~the Board of Governors of~~, the Federal Reserve ~~System~~ Board and/or the NYFRB, or a committee officially endorsed or convened by the ~~Board of Governors of the~~ Federal Reserve ~~System~~ Board and/or the NYFRB, or, in each case, any successor thereto.

“Remittance Date” shall mean with respect to each Pricing Period each of (i) the twentieth (20th) day of each calendar month or such other day as is mutually agreed to in writing by Borrower Representative, the Calculation Agent and Administrative Agent and (ii) the Repayment Date.

“Repayment Amount” shall mean, with respect to any SF Property and the related Advance, as of any date of determination, an amount equal to (A) the applicable Outstanding Advance Amount plus (B) any accrued and unpaid Facility Interest on the applicable Outstanding Advance Amount to and including such date of determination plus (C) an amount equal to all other accrued and unpaid Secured Obligations applicable to such SF Property and the related Advance Amount then due and payable.

“Repayment Date” shall mean, with respect to any Advance, the earliest of (i) the Maturity Date, (ii) the date requested or determined pursuant to Section 2(g) or Section 2(h) hereof, (iii) the Accelerated Repayment Date.

“Reportable Event” shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under PBGC Reg.

§ 4043.

“Representatives” shall have the meaning set forth in Section 29(a) hereof.

“Required Lenders” shall mean, on any day, the Required Class A Lenders until the Class A Commitments have been terminated or expired and the Secured Obligations owing to the Class A Lenders have been paid in full in cash or immediately available funds, and, thereafter, the Required Class B Lenders.

“Required Class A Lenders” shall mean on any day, Class A Lenders with Pro Rata Shares exceeding fifty percent (50%) in the aggregate.

“Required Class B Lenders” shall mean on any day, Class B Lenders with Pro Rata Shares exceeding fifty percent (50%) in the aggregate.

“Requirement of Law” shall mean (i) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities, whether now or hereafter enacted and in force (including any applicable law, rule or regulation regarding capital adequacy or liquidity coverage) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency and (iii) all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to the Borrowers, at any time in force affecting any Borrower, any SF Property or any part thereof (or, if applicable, affecting any other Borrower Party), including, without limitation, any which may (a) require repairs, modifications or alterations in or to an SF Property or any part thereof, or (b) in any way limit the use and enjoyment of an SF Property; provided that for purposes of this definition, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (y) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities in connection with Basel II or Basel III, shall in each case be deemed to be a “Requirement of Law”, regardless of the date enacted, adopted, issued or implemented.

~~“Reserve Requirement” shall mean, for any Advance, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the term of such loan under Regulation D of the Board of Governors of the~~

Federal Reserve System as amended or supplemented from time to time (“Regulation D”) by member banks of the Federal Reserve System in New York City with deposits exceeding one ~~billion U.S. dollars against “Eurocurrency liabilities” (as such term is used in Regulation D).~~ Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined or (ii) any category of extensions of credit or other assets which include ~~Eurodollar Loans.~~

“Responsible Officer” shall mean, (a) as to any Person (other than Calculation Agent or Paying Agent), the chief executive officer the chief financial officer, the chief operating officer, the general counsel or other senior executives of such Person, (b) as to any Borrower Party, in addition to the foregoing, any manager or director or managing member, (c) as to the Independent Manager appointed for a Borrower, any officer with direct responsibility for administering such Borrower, and (d) as to the Calculation Agent and Paying Agent, any officer of the Calculation Agent or the Paying Agent, as applicable, with direct responsibility for the administration of this Agreement, and with respect to a particular matter, any other officer having authority to act on behalf of the Calculation Agent or the Paying Agent, as applicable, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Revolving Period” shall mean the period commencing on the Closing Date and ending on the date that is the earliest of (i) twenty-four (24) months following the Closing Date, including any extension made in accordance with Section 2 hereof, (ii) the date on which any Event of Default occurs, or (iii) the date on which any Early Amortization Event occurs.

“RFR Advance” shall mean, as to any Advance, the RFR Loans comprising such Advance.

“RFR Loan” shall mean a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR.

“S&P” shall mean S&P Global Ratings, a division of S&P Global Inc., and includes any successor to its rating business.

“Sale Proceeds” shall mean the aggregate proceeds of any sale, transfer or other disposition of a Financed SF Property.

“Sanction” or “Sanctions” shall mean, individually and collectively, any and all economic or financial sanctions, trade embargoes and anti-terrorism laws imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Treasury Department’s Office of Foreign Assets Control (OFAC), the U.S. State Department, the U.S. Department of Commerce, or through any existing or future Executive Order; (b) the United

Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other governmental authorities with jurisdiction over Borrower or any of its Affiliates.

“Sanctioned Target” shall mean any Person, group, sector, territory, or country that is the target of any Sanctions, including without limitation, any legal entity that is deemed to be the target of any Sanctions based upon the direct or indirect ownership or control of such entity by any other Sanctioned Target(s).

“Section 6 Certificate” shall have the meaning set forth in Section 6(e)(ii) hereof. “Secured Obligations” shall mean (a) all amounts owed by Borrowers to Lenders or

Administrative Agent in connection with any or all Advances hereunder, under the Mortgage Documents and the Facility Documents, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and (b) all other fees or expenses which are payable hereunder, under the Mortgage Documents and the Facility Documents, in each case, whether such amounts or obligations owed are direct or indirect, absolute or contingent, matured or unmatured.

“Servicing Agents” shall mean, collectively, Paying Agent, Calculation Agent, Diligence Agent, Valuation Agent, and “Servicing Agent” shall mean any one of them.

“SF Property” shall mean a Single Family Property that is wholly owned by or acquired by a Borrower and the fee title to which is held by such Borrower, together with all Improvements thereon and all other rights, benefits and proceeds arising from and in connection with such property.

“Side Letter” shall mean that Side Letter dated as of the date hereof between Administrative Agent, the Lenders, the Borrower Representative, the Calculation Agent and the Paying Agent.

“Single Family Property” shall mean a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual townhome, or an individual unit in a planned unit development or a de minimis planned unit development located in the District of Columbia or in a state of the United States of America; and such property is not a cooperative, a condotel, manufactured housing, mixed use property or a mobile home.

“SOFR” shall mean~~, with respect to any Business Day,~~ a rate ~~per annum~~ equal to the secured overnight financing rate ~~for such Business Day published by~~as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the NYFRB (or a successor administrator of the secured overnight financing rate) ~~on its website on the immediately succeeding Business~~.

“SOFR Administrator’s Website” shall mean the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” shall mean, with respect to any Person as of the date of determination, both (i)

(a) the sum of such Person’s Indebtedness (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets, (b) such Person’s capital is not unreasonably small in relation to its business as then contemplated and (c) such Person has not incurred Indebtedness beyond its ability to pay such Indebtedness as they become due (whether at maturity or otherwise) and (ii) such Person is “solvent” within the meaning given that term and similar terms under any Requirement of Law relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Accounting Standards Codification Topic 450).

“SPE Agreement” shall mean with respect to a Borrower Party, its related operating agreement or equivalent constitutive agreement and all amendments, supplements and modifications thereto.

“Special Purpose Entity” shall mean a limited partnership or limited liability company (i) whose sole purpose, as reflected in its SPE Agreement, is to acquire, hold, finance, improve, renovate, repair, maintain, mortgage, rent, lease and dispose, directly or indirectly, SF Properties,

(ii) that does not engage in any business unrelated to the purpose stated in clause (i) above and activities business incidental thereto, (iii) does not have any assets other than SF Properties and as otherwise reasonably necessary or appropriate to conduct its business purpose (as reflected in clause (i) above) to the extent not prohibited by this Agreement or the other Facility Documents,

(iv) has its own books and records separate and apart from the books and records of any other Person, (v) is subject to all of the limitations on the powers set forth in its SPE Agreement as in effect on the date such Person becomes a party hereunder, (vi) holds itself out as a Person separate and apart from any other Person, and (vii) is in compliance with all of the covenants set forth in Section 12(t) hereof.

“Specified Market” shall have the meaning ascribed to such term in the Side Letter.

“Subcontractor” shall mean a property management company subcontracted by Asset

Manager in compliance with the applicable Asset Management Agreement to perform services with respect to one or more SF Properties.

“Subcontractor Agreement” shall mean each agreement entered into between Asset Manager and a Subcontractor.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Supernova SPAC Transaction” shall mean, with respect to Guarantor, Borrower and any of their affiliates that certain merger, or series of mergers, between Supernova Inc. and Offerpad, Inc., a Delaware corporation, that results in the Guarantor becoming a public company.

“Taxes” shall have the meaning set forth in Section 6(a) hereof.

“Term ~~SOFR” shall mean, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body, as displayed on a screen or other information service that publishes such rate from time to time as selected by and as of the time determined by Administrative Agent in its reasonable discretion.~~

~~“Term SOFR Transition Conditions” shall mean the occurrence of all of the following events (as determined by Administrative Agent in its sole discretion): (i) a LIBOR Cessation Event has occurred, (ii) Term SOFR has been recommended for use by the Relevant Governmental Body, and (iii) the administration of Term SOFR is administratively feasible for Lenders and Calculation Agent.~~Benchmark Advance” when used in reference to any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Rate” shall mean, with respect to any Term Benchmark Advance and for any tenor comparable to the applicable Pricing Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Pricing Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Advance denominated in Dollars and for any tenor comparable to the applicable Pricing Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a

U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Transferor” shall mean the seller of an SF Property under a Purchase Agreement, which may be an Affiliate of the applicable acquiring Borrower.

“Type”, when used in reference to any Advance, refers to whether the rate of interest on such Advance, is determined by reference to the Adjusted Term SOFR Rate, the Alternate Base Rate or the Adjusted Daily Simple SOFR.

“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Unused Fee” shall mean the Class A Unused Fee and the Class B Unused Fee. “Updated Property Valuation Report” shall mean the Appraisal or Evaluation, as applicable, if any, obtained within thirty (30) days prior to the Updated Property Valuation Report Delivery Date and delivered to Administrative Agent by the Valuation Agent on or prior to the Updated Property Valuation Report Delivery Date.

“Updated Property Valuation Report Delivery Date” shall mean, with respect to any Eligible SF Property and the Acquisition Date related to any Advance made with respect to such Eligible SF Property, the close of business on the one hundred eightieth (180th) day following such Acquisition Date.

“Updated Property Value” shall mean the stated U.S. dollar value contained in the Updated Property Valuation Report regarding the fair market value of a Property, which value shall be the “as is” value set forth in such Updated Property Valuation Report; provided, however, that the Updated Property Value for any Financed SF Property shall be deemed to be zero with respect to any Financed SF Property that is an Ineligible SF Property.

“Upfront Fees” shall mean the Class A Upfront Fee and the Class B Upfront Fee.

“U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday,

(ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Valuation Agent” shall mean Pro-Teck Services, Ltd., or such other licensed real estate agent or broker, in each case, which is not an Affiliate of Administrative Agent or Guarantor and which is mutually acceptable to Administrative Agent and Borrowers and has been selected based solely on vendor capacity.

“Wells Fargo” shall mean Wells Fargo Bank, National Association, a national banking association, and any successor or assign.

Section 2. Facility.Advances. Subject to the terms and conditions set forth herein, each Lender agrees that it shall make Advances with respect to Eligible SF Properties to Borrowers from time to time during the Revolving Period. The Class A Lenders shall fund Class A Advances in an amount, for each Class A Lender, equal to the Class A Lender Commitment Percentage of the amount requested with respect to any Class A Advance by Borrower Representative pursuant to Section 2(e) and the Class B Lenders shall fund Class B Advances in an amount, for each Class B Lender, equal to the Class B Lender Commitment Percentage of the amount requested with respect to any Class B Advance by Borrower Representative pursuant to Section 2(e); provided that no Lender shall make any such Advance or portion thereof if after giving effect to such Advance the Aggregate Advance Amount funded by such Lender for all Financed SF Properties securing outstanding Advances under this Agreement will exceed the Commitment of such Lender; further provided that no Lender shall make any such Advance or portion thereof following the renovation of such Financed SF Property if such Advance will exceed the Post-Renovation Advance Amount. Subject to the terms and conditions herein, Advances re-paid hereunder may be reborrowed as new Advances.

(b)
[Reserved].

(c)
Conditions Precedent to Initial Advance. Each Lender’s agreement to make the initial Advance hereunder is subject to the satisfaction of the conditions precedent set forth below and to the condition precedent that Administrative Agent shall have received from Borrowers any fees and expenses payable hereunder, and all of the following documents:

(i)
Facility Documents. Each Borrower Party, Borrower Representative and Guarantor shall have duly executed and delivered, or caused to be duly executed and delivered to Administrative Agent for its benefit and the benefit of each Lender each Facility Document to which it is a party. Each party (other than each Lender, Administrative Agent, each Borrower Party, Borrower Representative and Guarantor) shall have duly executed and delivered, or caused to be duly executed and delivered to Administrative Agent for its benefit and the benefit of each Lender, each Facility Document to which each is a party. Each of the Facility Documents so executed and delivered are to be in form and substance reasonably satisfactory to each Lender and Administrative Agent;

(ii)
Operating Account, Collection Account and Concentration Account. OFFERPAD SPE BORROWER A, LLC shall have established the Operating Account with the Account Bank and the Concentration Account with the Concentration Account

Bank. Borrower Representative on behalf of Borrowers shall have established the Collection Account with Paying Agent.

(iii)
Opinions of Counsel. (A) General corporate and enforceability opinion or opinions of external counsel to Borrower Parties and Guarantor including an Investment Company Act opinion; (B) a security interest opinion of external counsel covering the perfection of Administrative Agent’s interest in the Collateral (excluding the form of Mortgages that would be recorded following a Mortgage Event) and the Pledged Collateral, and (C) a non-consolidation opinion of external counsel with respect to Guarantor on the one hand and Borrowers and Pledgor on the other, each in form and substance satisfactory to each Lender and Administrative Agent;

(iv)
Borrower Party and Guarantor Organizational Documents. For each Borrower Party in existence as of the date hereof and Guarantor, (A) a certificate of existence delivered to Administrative Agent on or prior to the Closing Date and (B) certified copies of the applicable Governing Documents and of all corporate or other authority with respect to the execution, delivery and performance of the Facility Documents, each in form and substance satisfactory to each Lender and Administrative Agent;

(v)
Good Standing Certificates. For each Borrower Party in existence as of the date hereof and the Guarantor, a certified copy of a good standing certificate from the relevant jurisdiction of organization, dated as of no earlier than the date that is thirty (30) Business Days prior to the Closing Date with respect to the initial Advance hereunder;

(vi)
Incumbency Certificates. For each Borrower Party and the Guarantor, an incumbency certificate of the applicable secretary, certifying the names, true signatures and titles of the representatives duly authorized to request Advances hereunder and to execute the Facility Documents;

(vii)
Security Interest. Evidence that all other actions necessary to perfect and protect the grant, pledge and assignment by (A) each Borrower to Administrative Agent or Lenders or their respective designees, subject to the terms of this Agreement, of all of such Borrower’s right, title and interest in and to the Financed SF Properties together with all right, title and interest in and to the proceeds of any related Collateral have been taken (which shall apply to any Mortgage Document only after such Mortgage Documents have been recorded in accordance with Section 2(l)), and (B) Pledgor to Administrative Agent or its designee, subject to the terms of the Pledge Agreement, of all of Pledgor’s right, title and interest in and to each Borrower together with all right, title and interest in and to the proceeds of any related Pledged Collateral. Borrowers and Pledgor shall take all steps as may be necessary in performing UCC searches and duly authorized and filing Uniform Commercial Code financing statements on Form UCC-1;

(viii)
Capital Stock of Borrower. The original limited liability company certificates evidencing 100% of the Capital Stock of each Borrower together with appropriate transfer and assignment documents in blank duly executed or endorsed by Pledgor and delivered to Administrative Agent;

(ix)
Appointment of Independent Manager. Evidence that an Independent Manager has been appointed in accordance with each applicable SPE Agreement;

(x)
Representations and Warranties. The representations and warranties made by each Borrower in Section 11 hereof, representations and warranties of Guarantor under the Limited Guaranty, representations of the Asset Manager under each Asset Management Agreement, and representations and warranties of Pledgor under the Pledge Agreement, shall be true, correct and complete in all material respects on and as of the related Funding Date for such Advance with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(xi)
Completion of Proceedings. All limited liability company proceedings taken or to be taken, or any unanimous written consent in lieu thereof, in connection with the transactions contemplated hereby previously found acceptable by Administrative Agent and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request;

(xii)
Certificates of Insurance. Borrowers shall have delivered to Administrative Agent copies of all certificates of insurance necessary to satisfy the Insurance Requirements, and on or before November 10, 2021, insurance endorsements necessary to satisfy the Insurance Requirements;

(xiii)
Search Results. Administrative Agent shall have received results of a search of the UCC (or equivalent) filings made and bankruptcy, tax, judgment, and litigation lien searches with respect to each Borrower, Pledgor, and Guarantor in such jurisdictions as Administrative Agent may request (including copies of the financing statements (or similar documents) disclosed by such search) and evidence reasonably satisfactory to Administrative Agent that the Liens indicated by such financing statements (or similar documents) are Permitted Liens or have been released;

(xiv)
Notes. If so requested by any Class A Lender or Class B Lender on the Closing Date or at any time after the Closing Date by written notice to the Borrower Representative (with a copy to the Administrative Agent), the Borrowers shall promptly execute and deliver to such Class A Lender or Class B Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Class A Lender or such Class B Lender), a Class A Note or Class B Note, as applicable, in such Lender’s Pro Rata Share of the Class A Commitment or the Class B Commitment, as applicable; and

(xv)
Other Documents. Such other documents as Administrative Agent may commercially reasonably request in order to effect the purposes of this Agreement (other than any opinions related to Mortgages prepared during a Mortgage Period), in form and substance commercially reasonably acceptable to Administrative Agent.

(d)
Conditions Precedent to each Advance. The making of each Advance (including the initial Advance) is subject to the satisfaction, or waiver (any such waiver to be in the sole discretion of Administrative Agent) of the following further conditions precedent, both immediately prior to entering into such Advance and also after giving effect thereto to the intended use thereof:

(i)
No Default. No Early Amortization Event, Default or Event of Default shall have occurred and be continuing under the Facility Documents;

(ii)
Committed Facility Amount. After giving effect to the requested Advance, the Class A Advances Outstanding shall not exceed the Class A Committed Facility Amount and the Class B Advances Outstanding shall not exceed the Class B Committed Facility Amount;

(iii)
Eligible SF Property. Each SF Property proposed to be financed is an Eligible SF Property;

(iv)
Advance Request. Borrower Representative shall have delivered to Administrative Agent, Calculation Agent and Diligence Agent (a) an Advance Request with respect to such Advance and (b) an Asset Schedule with respect to such Advance, in each case in accordance with the procedures set forth in Section 2(e);

(v)
Fees and Expenses. Administrative Agent shall have received all fees and expenses, including all fees and expenses of counsel to Administrative Agent and due diligence vendors as contemplated by Section 10 and Section 15(b), which amounts, at Administrative Agent’s option, following delivery of written notice by the Administrative Agent to the Borrower Representative, may be withheld from the proceeds remitted by Lenders to the related Borrower pursuant to any Advance hereunder;

(vi)
Security Interest. Evidence that all other actions required pursuant to the Facility Documents to perfect and protect Administrative Agent’s interest in the Financed SF Properties and other Collateral have been taken (which shall apply to any Mortgage Document only after such Mortgage Document has been recorded in accordance with Section 2(l));

(vii)
Joinder of Additional Borrower. If a Borrower is being added to this Agreement pursuant to the mutual written agreement of the Administrative Agent and the Borrower Representative, each in their sole and absolute discretion, in connection with such Advance (each, an “Additional Borrower”), (A) Administrative Agent shall have received a Joinder Agreement duly executed by such Additional Borrower, and (B) each of the conditions precedent set forth in Section 2(c) and each of the other conditions precedent set forth in the Joinder Agreement shall have been, satisfied in connection with such Additional Borrower;

(viii)
Due Diligence. Administrative Agent has completed to its satisfaction such due diligence (including, Administrative Agent’s “Know Your Customer”, Anti-Corruption Laws, Sanctions and Anti-Money Laundering Laws diligence) as Administrative Agent may require;

(ix)
No Material Adverse Effect. No Material Adverse Effect shall exist;

(x)
Concentration Limit Breach. With respect to any SF Property proposed to be financed, the aggregate requested Class A Outstanding Advance Amount with respect to such SF Property proposed to be financed will not cause a Concentration Limit to be breached;

(xi)
Post-Renovation Incremental Draw. If such requested Advance is following the renovation of any SF Property, then the Valuation Agent (at the direction of the Borrowers) shall deliver (at the applicable Borrower’s sole cost and expense) to Administrative Agent an updated Evaluation for such SF Property, each of which must be dated after the date of completion of such renovation;

(xii)
Maximum Facility Amount. After giving effect to the requested Advance, the Advances Outstanding shall not exceed the Maximum Facility Amount;

(xiii)
Lender Pro Rata Share. With respect to each Class, any Lender’s Pro Rata Share of the Advances Outstanding with respect to such Class will not exceed such Lender’s Commitment with respect to such Class; and

(xiv)
Other Documents. Such other documents as Administrative Agent may reasonably request, in form and substance reasonably acceptable to Administrative Agent.

(e)
Initiation.

(i)
From time to time during the Revolving Period, Borrower Representative may, on behalf of any or all of Borrowers, request (not more than two (2) times per calendar week) that Lenders make one or more loans (individually, each an “Advance” and collectively, “Advances”) to one or more specified Borrowers by delivering to Administrative Agent and Calculation Agent an Advance Request (each date such a notice is received by Administrative Agent and Calculation Agent, a “Notice Date”) which Advance Request shall set forth the amount of the requested Class A Advance and Class B Advance, and whether such Class A Advance or Class B Advance exceeds the Class A Committed Facility Amount or the Class B Committed Facility Amount, respectively, such Class A Advance in a minimum aggregate amount of $1,000,000, and such Class B Advance in a minimum aggregate amount of $200,000, and in reasonable detail a description of all SF Properties (including each existing Financed SF Property and each related SF Property that is requested by Borrowers to become a Financed SF Property in connection with such Advance (if applicable)), including, but not limited to, the street address, Asset Purchase Price and requested Funding Date for each such SF Property;

(ii)
Each Advance Request shall be delivered to Administrative Agent and Calculation Agent at least two (2) Business Days prior to the requested Funding Date, and upon timely receipt of an Advance Request, (A) Calculation Agent shall prepare and deliver to Administrative Agent, within two (2) Business Days of the related Notice Date, a report of Calculation Agent in the form agreed to separately in writing between Administrative Agent and Calculation Agent setting forth the results of any applicable calculations required in connection with such Advance Request and (B) Administrative Agent on behalf of the applicable Lender shall direct the Valuation Agent to prepare and deliver to Administrative Agent a Property Valuation Report with respect to each SF Property identified in such Advance Request;

(iii)
For each SF Property identified in an Advance Request, Borrower Representative, on behalf of the related Borrower, shall make available, or cause to be made available, electronic copies (which electronic copies may be made available via a secure website) of the Property Documents with respect to such SF Property to Administrative Agent and Diligence Agent. The Diligence Agent shall, within three (3) Business Days after receipt of such Advance Request and such Property Documents, deliver to Administrative Agent, the Calculation Agent and Borrower Representative, either (A) its certification in the form attached hereto as Exhibit G or such other form as mutually agreed to by Borrower Representative and Administrative Agent, that (i) it has reviewed each Property Documents related to such Advance Request, that there is no Diligence Deficiency with respect to any such Property Documents and (ii) it has completed its due diligence review of each SF Property, including, without limitation, that it has determined that each such SF Property is an Eligible SF Property or (B) if it has found any Diligence Deficiency, a Diligence Agent Deficiency Notice;

(iv)
With respect to any Advance, subject to the satisfaction or waiver by Administrative Agent on behalf of Lenders of the conditions set forth in Section 2(d), Administrative Agent, on behalf of Lenders, shall confirm (which confirmation may be via email or evidenced by the applicable Lender’s funding (if any) of the proposed Advance, which funding shall be deemed to be such Lender’s and Administrative Agent’s (A) confirmation of the terms of the proposed Advance set forth in the applicable Advance Request and (B) waiver of the representations and warranties contained in Schedule 2 to the Side Letter as set forth in an appendix attached to the applicable Advance Request) the terms of the proposed Advance prior to the requested Funding Date and such confirmation by Administrative Agent of the proposed Advance shall be deemed to be Administrative Agent’s and Lenders’ acceptance of the terms of the proposed Advance set forth in the applicable Advance Request;

(v)
Lenders’ approval of the funding of an Advance shall be evidenced only by Administrative Agent’s confirmation pursuant to this Section 2(e) of such Advance. For the avoidance of doubt, Lenders shall not (A) be deemed to have approved an SF Property or Advance Request by virtue of any other agreement with respect to such SF Property or

Advance Request, or (B) be obligated to make an Advance notwithstanding an Advance Request executed by Borrower Representative unless and until all applicable conditions precedent in Section 2(d) have been satisfied or waived by Administrative Agent on behalf of Lenders;

(vi)
Each Advance Request, together with this Agreement, shall be conclusive evidence of the terms of the Advance covered thereby. If terms in an Advance Request are inconsistent with terms in this Agreement with respect to a particular Advance and Administrative Agent has confirmed such Advance or Lenders have made such Advance in accordance with the terms of this Agreement, the Advance Request shall control notwithstanding any such inconsistent terms in this Agreement. Whenever the Advance Amount, or any other term of an Advance is revised or adjusted in accordance with this Agreement (other than the Interest Rate and Outstanding Advance Amount or any other adjustment that shall affect all outstanding Advances), an amended and restated Advance Request reflecting such revision or adjustment and that is otherwise acceptable to the parties hereto shall be prepared by Administrative Agent and executed by Borrower Representative;

(vii)
Regardless of whether Administrative Agent has conducted any partial or complete examination or any other due diligence review of any SF Property, neither the rights of Lenders shall be affected under the Facility Documents nor shall any representations or warranties or other rights or remedies thereunder or otherwise be affected;

(viii)
The Administrative Agent shall remit to the Paying Agent written instruction as to the amounts described in subsection (i) through (vi) below of this subsection (viii), (which instruction may be in electronic form), so it is received by the Paying Agent no later than 4:00 p.m. (New York City time) one (1) Business Day prior to such Funding Date. On the date specified in the Advance Request (provided the Advance Request is delivered pursuant to Section 2(e) hereof), subject to satisfaction of the applicable conditions precedent specified in Section 2(d), each Class A Lender and Class B Lender shall remit its Pro Rata Share of the Class A Advance and Class B Advance, respectively, requested by the Borrowers to the Loan Account by 1:00 p.m. (New York City time) by wire transfer of same day funds. Funds received by the Paying Agent from any Lender after 1:00 p.m. (New York City time) on any Business Day may, at the discretion of the Paying Agent, be deemed to have been received on the next Business Day. In the event that any Lender fails to make its portion of an Advance such that an Advance is not fully funded, the Paying Agent shall hold such funds received by it in the Loan Account until such time that all Advances in connection with the applicable Advance Request are received. In the event any Borrower requests an Advance in an amount that exceeds the Class A Committed Facility Amount or the Class B Committed Facility Amount, each Lender shall determine whether to make such Advance. Upon receipt of such funds from the Lenders, the Paying Agent, provided it has received the instruction from the Administrative Agent described in the first sentence of this subsection (viii), shall remit such funds by wire transfer of same day funds immediately available (or in the case of a balance due to the Administrative Agent, any Servicing Agent or any Lender (including, without limitation, with respect to any fees, expenses and indemnification amounts due and payable or reimbursable to such party) on the next Remittance Date, as applicable, netting such estimated amounts against the amount required to be advanced by such Lender and paying such amounts on the next Remittance Date) as follows:

(A)
first, pro rata to the Class A Lenders on account of unpaid fees (including any Class A Upfront Fee), expenses, ~~One-Month LIBOR~~interest, breakage costs (if any), any outstanding Advance Reduction, Concentration Limit Advance Reduction and indemnity amounts and any other amounts due to Class A Lenders under the Facility Documents;

(B)
second, pro rata to Class A Lenders to reduce the outstanding Repayment Amount allocable to the Class A Lenders for each Financed SF Property, if any, that has been sold or transferred to zero ($0);

(C)
third, to retain in the Collection Account an amount necessary so that the Class A Interest Reserve Amount is retained in the Collection Account (calculated as of the applicable Funding Date);

(D)
fourth, pro rata to the Class B Lenders on account of unpaid fees (including any Class B Upfront Fee), expenses, ~~One-Month LIBOR~~interest, breakage costs (if any), any outstanding Advance Reduction, Concentration Limit Advance Reduction and indemnity amounts and any other amounts due to Class B Lenders under the Facility Documents;

(E)
fifth, pro rata to Class B Lenders to reduce the outstanding Repayment Amount allocable to the Class B Lenders for each Financed SF Property, if any, that has been sold or transferred to zero ($0);

(F)
sixth, to retain in the Collection Account an amount necessary so that to the Interest Reserve Amount is retained in the Collection Account (calculated as of the applicable Funding Date); and

(G)
seventh, any remaining amounts shall be remitted in accordance with the written instructions of Borrower Representative provided to Administrative Agent and Paying Agent.

(f)
Repayment of Advances. With respect to any Optional Repayment (defined below), the related Borrower shall deliver written notice to Administrative Agent and Calculation Agent by 1:00 p.m. (New York City time) at least two (2) Business Days prior to the related Repayment Date identifying the Advance to be repaid and the amount of such repayment, Calculation Agent shall prepare and deliver to Administrative Agent, at least two (2) Business Days prior to the related Repayment Date, a report of Calculation Agent in the form agreed to separately in writing between Administrative Agent and Calculation Agent setting forth the results of any applicable calculations required in connection with such Optional Repayment, and Administrative Agent shall communicate to such Borrower in writing one (1) Business Day prior to the related Repayment Date its calculation of the Repayment Amount. With respect to any Mandatory Repayment, Administrative Agent shall communicate to such Borrower in writing one (1) Business Day prior to the related Repayment Date its calculation of the Repayment Amount. The related Borrower shall pay to Administrative Agent the

Repayment Amount for each Advance on the applicable Repayment Date. Borrowers shall pay to Administrative Agent the Aggregate Repayment Amount and all other Secured Obligations then due and owing on the Facility Termination Date. Such obligation to repay exists without regard to any prior or intervening liquidation. Upon payment in full of the Aggregate Repayment Amount and all other Secured Obligations and the termination of this Agreement, (i) the Liens of the Mortgage Documents, if any, shall be automatically released by Administrative Agent and (ii) Administrative Agent shall cause the trustees under any of the recorded Mortgages to reconvey the applicable Financed SF Properties to the related Borrower. In connection with the releases of the Liens, the related Borrower may submit to Administrative Agent, forms of releases of Liens for execution by Administrative Agent. Such releases shall be the forms appropriate in the jurisdictions in which the Financed SF Properties are located and contain standard provisions protecting the rights of Administrative Agent. Borrowers shall pay all out-of-pocket costs, taxes and expenses associated with the release of the Liens of the Mortgage Documents, if any, including Administrative Agent’s reasonable attorneys’ fees.

(g)
Optional Repayment.

(i)
Borrowers may repay Advances (or a portion thereof) (an “Optional Repayment”) at any time prior to the Facility Termination Date (such date, “Optional Repayment Date”), without premium or penalty but subject to the payment of breakage fees (if applicable) and the limitations set forth in this Section 2(g), as further described herein, as long as, after payment of the applicable Repayment Amount, no Event of Default exists and is continuing. In connection with any such Optional Repayment, the related Borrower shall, if the release of the related Financed SF Property is requested by the related Borrower, pay to Administrative Agent the applicable Repayment Amount or, if a partial repayment is being made, the amount of such prepayment, on such Optional Repayment Date; provided that if such Optional Repayment Date is not a Remittance Date, the related Borrower shall also pay to Administrative Agent any amount due under Section 2(j).

(ii)
Borrowers may effect an Optional Repayment in connection with a sale or transfer of one or more Financed SF Properties to another Person (including an Affiliate of a Borrower); provided, that the amount remitted to the Concentration Account with respect to such Financed SF Properties (in the aggregate) equals or exceeds the Repayment Amount of such Financed SF Properties (in the aggregate) and no Default or Event of Default has occurred and is continuing. The related Borrower shall cause the Net Sale Proceeds to be remitted directly to the Concentration Account to be withdrawn, on a daily basis, and deposited in the Collection Account to be applied by Paying Agent available (or in the case of a balance due to the Administrative Agent, any Servicing Agent or any

Lender (including, without limitation, with respect to any fees, expenses and indemnification amounts due and payable or reimbursable to such party) on the next Remittance Date, as applicable, netting such estimated amounts against the amount required to be advanced by such Lender and paying such amounts on the next Remittance Date) on each Borrowing Base Calculation Date as follows:

(A)
first, pro rata to Class A Lenders, any accrued and unpaid Facility Interest on the applicable Outstanding Advance Amount for such Financed SF Property that is being released;

(B)
second, pro rata to Class A Lenders, the applicable Repayment Amount less any accrued and unpaid Facility Interest on the applicable Outstanding Advance Amount for such Financed SF Property that is being released;

(C)
third, pro rata to each Class A Lender on account of unpaid breakage costs under Section 2(j) in connection with such Optional Repayment, and any outstanding Advance Reduction and Concentration Limit Advance Reduction;

(D)
fourth, to retain in the Collection Account an amount necessary so that the Class A Interest Reserve Amount is retained in the Collection Account (calculated as of the applicable Funding Date);

(E)
fifth, pro rata to Class B Lenders, any accrued and unpaid Facility Interest on the applicable Outstanding Advance Amount for such Financed SF Property that is being released;

(F)
sixth, pro rata to Class B Lenders, the applicable Repayment Amount less any accrued and unpaid Facility Interest on the applicable Outstanding Advance Amount for such Financed SF Property that is being released;

(G)
seventh, pro rata to each Class B Lender on account of unpaid breakage costs under Section 2(j) in connection with such Optional Repayment, and any outstanding Advance Reduction and Concentration Limit Advance Reduction; and

(H)
eighth, to retain in the Collection Account an amount necessary so that the Interest Reserve Amount is retained in the Collection Account (calculated as of the applicable Funding Date);

(I)
ninth, any remaining amounts shall be remitted in accordance with the written instructions of Borrower Representative provided to Administrative Agent and Paying Agent.

(h)
Mandatory Repayment, Advance Reduction and Concentration Limit Advance

Reduction.

(i)
If at any time any Financed SF Property is an Ineligible SF Property, then the applicable Borrower shall repay a portion of the Advances Outstanding in an amount equal to the Repayment Amount with respect to such Financed SF Property (a “Mandatory Repayment”). Upon deposit of any amounts in the Collection Account in connection with such Mandatory Repayment, the Borrower Representative shall notify the Administrative Agent, the Lenders, the Calculation Agent and the Paying Agent of the deposit and amount thereof, the purpose for which it was deposited, the identity of the related SF Property, and the Advances Outstanding therefor. The related Repayment Amount shall be paid on the second (2nd) Business Day following notice or discovery by such Borrower that such Financed SF Property is an Ineligible SF Property. Upon receipt of the Borrower Representative’s notice referred to above, the Paying Agent shall make payment in the order of priority set forth in Section 2(g)(ii) from the amounts deposited by or on behalf of the Borrowers into the Collection Account for such purpose. Administrative Agent’s rights under this Section 2(h)(i) are in addition to and not in lieu of any other rights of Administrative Agent under the Facility Documents or any Requirement of Law.

(ii)
On any date of determination, upon the request of Administrative Agent, Borrower Representative shall promptly calculate and determine whether a Borrowing Base Deficiency exists. If, on any date of determination, a Borrowing Base Deficiency exists, then the applicable Borrower shall repay a portion of the related Advances Outstanding in an amount necessary to reduce the Borrowing Base Deficiency to zero (any such reduction being an “Advance Reduction”). Upon deposit of such amount in the Collection Account, Borrower shall notify the Administrative Agent, the Calculation Agent and the Paying Agent of the deposit and amount thereof and the purpose for which it was deposited. Upon receipt of Borrower’s notice referred to above, the Paying Agent shall make payment in the order of priority set forth in Section 2(g)(ii) from the amounts deposited by or on behalf of Borrower into the Collection Account for such purpose. For the avoidance of doubt, Borrower may make, or cause to be made, direct deposits by wire transfer of funds to the Collection Account on any Business Day to correct a Borrowing Base Deficiency.

(iii)
The related Advance Reduction shall be paid on the earliest to occur of

(A) the next following Remittance Date, (B) the next following Funding Date, (C) the next following date of Optional Repayment pursuant to Section 2(g)(ii) and (D) two (2) Business Days following the determination by Borrower Representative of such Borrowing Base Deficiency. Administrative Agent’s rights under this Section 2(h)(ii) are in addition to and not in lieu of any other rights of Administrative Agent under the Facility Documents or any Requirement of Law.

(iv)
If, on any date of determination, a Concentration Limit has been breached, then the applicable Borrower shall repay a portion of the related Advances Outstanding in an amount necessary to cure such breach of the Concentration Limit to the Class A Lenders or the Class B Lenders, as applicable (any such reduction being a “Concentration Limit

Advance Reduction”). The Borrower Representative shall notify the Administrative Agent, the Lenders, the Calculation Agent and the Paying Agent of the deposit and amount thereof, and the purpose for which it was deposited. Upon receipt of the Borrower Representative’s notice referred to above, the Paying Agent shall make payment in the order of priority set forth in Section 2(g)(ii) from the amounts deposited by or on behalf of the Borrowers into the Collection Account for such purpose. The related Concentration Limit Advance Reduction shall be paid on the earliest to occur of

(A) the next following Remittance Date, (B) the next following Funding Date, (C) the next following date of Optional Repayment pursuant to Section 2(g)(ii) and (D) two (2) Business Days following notice or discovery by such Borrower that such Concentration Limit has been breached. Lender’s rights under this Section 2(h)(iii) are in addition to and not in lieu of any other rights of Lender under the Facility Documents or any Requirement of Law.

(i)
Release. In the event of any Optional Repayment or Mandatory Repayment with respect to a Financed SF Property, upon receipt of the applicable Repayment Amount and other amounts due in connection therewith or the applicable Repayment Amount, as applicable, as provided in Section 2(g) or Section 2(h) (and, for purposes of clarity, prior to the application of the Repayment Amount on the applicable Borrowing Base Calculation Date), such SF Property shall be automatically released by Administrative Agent without any further action of the related Borrower from the applicable Mortgage Documents, if any, and related Lien (a “Released Property”), provided, that the related Borrower may deliver to Administrative Agent and Calculation Agent a release (and, in the event the related Mortgage encumbers other Financed SF Properties in addition to the Released Property, such release shall be a partial release that relates only to the Released Property and does not affect the Liens and security interests encumbering or on the other Financed SF Properties) in form and substance reasonably acceptable to Administrative Agent and appropriate for the jurisdiction and in which such Released Property is located, which release shall be executed by Administrative Agent.

(j)
~~One-Month LIBOR~~Term SOFR Breakage Costs. Without limiting, and in addition to, the provisions of Section 15 hereof, Borrowers agree that if any Repayment Amount is paid other than in connection with an ordinary course liquidation of an SF Property and such Repayment Amount is paid on a date other than on a Remittance Date, Borrowers shall, upon demand by Administrative Agent, pay to Lenders any such amounts to compensate Lenders for any additional losses (not including lost profits), costs or expenses which Lenders may incur as a result of such payments, including any hedge breakage costs.

(k)
Use of Proceeds. The proceeds of the Advances will be used by Borrowers for the costs and expenses related to their acquisition of SF Properties or the reimbursement of the costs and expenses related to their previous acquisition of SF Properties; provided, that no portion of the proceeds of any Advance may be used in any manner that causes or might cause such Advance or the application of such proceeds to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation thereof.

(l)
Preparation/Recordation of Mortgage Documents. On or after the commencement of any Mortgage Period with respect to a Financed SF Property (or such period beginning on a later date as the applicable Lender may agree in writing (which agreement in writing may be via email) in its sole discretion), the Borrowers shall promptly execute Mortgage Documents with respect to such Financed SF Property and file or record, as applicable, such Mortgage Documents. For purposes of clarity, (x) other than during a Mortgage Period with respect to a Financed SF Property, the Property Documents with respect to such Financed SF Property are not required to include any Property Documents set forth in clause (i) of the “Property Documents” and (y) during a Mortgage Period with respect to an SF Property, Borrowers shall be responsible for any amounts incurred by Borrowers in connection with any execution and/or delivery of any Mortgage Documents pursuant to this Section 2(l), including without limitation any recording, filing or other similar fees, costs or taxes incurred by Borrowers in connection with the preparation, filing, recording, or releasing of any Mortgage Documents with respect to Financed SF Properties pursuant to this Section 2(l).

(m)
Defaulting Lender. Notwithstanding any provision of this Agreement to the contrary, if any Lender fails to remit to Administrative Agent its proportionate share of any requested Advance in accordance with Section 2(e), such Lender will be a “Defaulting Lender”, and the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i)
Unused Fees in respect of the unfunded portion of the Commitment of such Defaulting Lender shall cease to accrue pursuant the terms of the Facility Documents;

(ii)
The unused portion of the Commitment of such Defaulting Lender may be reduced to zero without any contemporaneous ratable reduction of the Commitments of the other Lenders; and

(iii)
Neither the Commitment nor the Advances of such Defaulting Lender shall be included in determining whether all Lenders have taken or may take any action hereunder and the Defaulting Lender shall not be included in determining whether all Lenders have taken or may have taken any action; provided, that any waiver, amendment or modification requiring the consent of all Lenders which affects such Defaulting Lender differently than other affected Lenders or Lenders shall require the consent of such Defaulting Lender, as applicable.

In the event that Administrative Agent determines that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then (x) each Lender’s share of the Advances shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Advances of the other Lenders as Administrative Agent and Lenders shall determine may be necessary in order for such Lender to hold such Advances in accordance with its Commitment whereupon such Lender will cease to be a Defaulting Lender and (y) the provisions of clauses (i) through (iii) above shall, from and after such determination, cease to be of further force or effect with respect to such Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrowers while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no cessation hereunder of a Lender as a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

(n)
Borrower Representative. Each Borrower hereby appoints and designates Borrower Representative as its representative and agent and attorney-in-fact, with power of substitution, to act on its behalf for any and all purposes with respect to the Facility Documents. Borrower Representative shall have authority to exercise on behalf of such Borrower all rights and powers that it deems, in its sole discretion, necessary, incidental or convenient in connection with the Facility Documents, including the authority to issue Advance Requests, give instructions with respect to the disbursement of the proceeds of the Advances, give and receive all other notices and consents hereunder or under any of the other Facility Documents and take all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Facility Documents, it being the intent of each Borrower to grant to Borrower Representative plenary power to act on behalf of such Borrower in connection with and pursuant to the Facility Documents. Borrower Representative hereby accepts such appointment. The appointment of Borrower Representative as representative and agent and attorney-in-fact for each Borrower shall be coupled with an interest and be irrevocable so long as the Facility Documents shall remain in effect unless, if an Event of Default has occurred and is continuing, Borrower Representative is terminated by Administrative Agent by Administrative Agent providing Borrower Representative with prior written notice of Administrative Agent’s election to terminate Borrower Representative. Each Lender and Administrative Agent may regard any notice or other communication pursuant to any Facility Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or Borrowers hereunder to Borrower Representative on behalf of such Borrower or Borrowers. Each Borrower agrees that each action, notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made, issued, entered into or executed and delivered by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made, issued, entered into or executed and delivered directly by such Borrower. Upon any such termination of Borrower Representative’s designation hereunder, any obligation of Borrower Representative under the Facility Documents shall cease to be an obligation of Borrower Representative and shall be deemed to be an obligation of the applicable Borrower. Borrower Representative shall forward to each applicable Borrower any notices, invoices and other information requested by or received from Administrative Agent or any Lender immediately upon receipt by Borrower Representative. Borrower Representative may not resign nor be removed from acting in its capacity as representative and agent and attorney-in-fact of each Borrower by any Borrower so long as the Facility Documents remain in effect.

(o)
The Borrowers may, upon written notice to Administrative Agent, terminate the unused Committed Facility Amount, or from time to time permanently reduce the unused Committed Facility Amount, in each case without premium or penalty; provided that (A) any such notice shall be received by Administrative Agent three (3) Business Days prior to the date of termination or reduction and (B) any such partial reduction shall be in a minimum aggregate amount of $1,000,000 and in integral multiples of $100,000 in excess thereof. Each such termination or permanent reduction must be accompanied by a payment of any amounts payable under Section 10 or any other amounts due from the Borrowers hereunder in respect thereof.

Section 3. Payment of Facility Interest.Except as otherwise set forth in this Agreement, (i) the Advances Outstanding with respect to the Class A Advances shall on each day bear interest at the Class A Applicable Rate and (ii) the Advances Outstanding with respect to the Class B Advances shall on each day bear interest at the Class B Applicable Rate. Interest shall accrue on a 360-day per year basis for the actual number of days elapsed during the relevant period. Interest on the Advances Outstanding shall be payable in arrears on each Remittance Date in respect of the previous Pricing Period and on the Facility Termination Date.

(b)
On each Remittance Date, Borrowers shall pay to Administrative Agent the Facility Interest accrued and outstanding during the related Pricing Period.

(c)
Notwithstanding the foregoing, Borrowers shall pay to Administrative Agent interest at the applicable Default Rate on any principal of any Advance and on any other amounts payable by Borrowers hereunder, that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Any such amount shall be secured by the Mortgages, if applicable, and other Mortgage Documents to the extent permitted by Requirements of Law.

Section 4. Income Payments.Collection and Retention of Income. Borrowers shall ensure that all Income is remitted directly into the Concentration Account without first being deposited into any account maintained by any Borrower-Related Party or any other Person. To the extent that any Borrower-Related Party (other than the related Borrower) is holding any Income consisting of Net Sale Proceeds, such Borrower shall cause such Borrower-Related Party to deposit such Income on receipt by such Borrower-Related Party into the Concentration Account. Funds deposited in the Concentration Account shall be held therein, in trust for Administrative Agent, and Administrative Agent shall instruct the Concentration Account Bank to withdraw, on a daily basis, funds then on deposit in the Concentration Account and deposit such funds in the Collection Account subject to the terms of the Concentration Account Control Agreement. Funds on deposit in the Collection Account, the Concentration Account and the Operating Account shall remain uninvested; provided, that, notwithstanding the foregoing, the Collection Account may be a “Plus Money Market Deposit Account” at the Paying Agent or such other type of account at the Paying Agent as is acceptable to Administrative Agent in its sole discretion.

(b)
Periodic Remittance Report. On each Remittance Date, Calculation Agent will provide Paying Agent with written instructions directing the distribution of Income then on deposit in the Collection Account, all in sufficient detail to allow Paying Agent to comply with such instructions (such instructions, the “Periodic Remittance Report”). In furtherance of the foregoing, no later than 5:00 p.m. (New York time) three (3) Business Days prior to each Remittance Date, Borrower Representative shall deliver to Calculation Agent and Administrative Agent a monthly property management report of Borrowers in the form attached hereto as Exhibit D setting forth information (relating to the immediately preceding complete calendar month) regarding all of the Financed SF Properties. Upon receipt of such monthly property management report, Calculation Agent shall review the substance thereof, verify any applicable calculation contained therein as required under this Agreement and shall prepare and deliver a Periodic Remittance Report to Administrative Agent no later than 12:00 p.m. (New York time)

two (2) Business Days prior to the Remittance Date. No later than 12:00 p.m. (New York time) one (1) Business Day prior to the Remittance Date, Administrative Agent shall either revise or request that such report be revised in order to correct any information that Administrative Agent believes to be incorrect, or shall authorize such report and deliver payment instructions to the Paying Agent.

(c)
Payments from Collection Account. Subject to the terms of the Collection Account Control Agreement, Administrative Agent shall cause Paying Agent to apply all funds on deposit in the Collection Account on each Remittance Date in accordance with the related Periodic Remittance Report and as follows:

(i)
first, to the Administrative Agent, Calculation Agent and Paying Agent on account of any accrued and unpaid fees and permitted expenses (including indemnity amounts) incurred under the Facility Documents;

(ii)
second, to the Valuation Agent and Diligence Agent on account of any accrued and unpaid fees and permitted expenses (including indemnity amounts) incurred under the Facility Documents;

(iii)
third, pro rata to each Class A Lender on account of unpaid fees (including any Class A Upfront Fee), expenses, ~~One-Month LIBOR~~interest breakage costs, any outstanding Advance Reduction, Concentration Limit Advance Reduction, and indemnity amounts and any other amounts due to Class A Lenders under the Facility Documents;

(iv)
fourth, pro rata to each Class A Lender an amount equal to the Class A Facility Interest which has accrued and is outstanding as of the Remittance Date;

(v)
fifth, pro rata to each Class A Lender to reduce the outstanding Repayment Amount for each Financed SF Property, if any, that has been sold or transferred to zero ($0);

(vi)
sixth, on any date on or after the commencement of the Early Amortization Event Repayment Period, pro rata to each Class A Lender to reduce the Class A Advances Outstanding to zero ($0);

(vii)
seventh, to retain in the Collection Account an amount equal to the Class A Interest Reserve Amount (calculated as of the last day of the current Pricing Period);

(viii)
eighth, pro rata to each Class B Lender on account of unpaid fees (including any Class B Upfront Fee), expenses, ~~One-Month LIBOR~~interest breakage costs, any outstanding Advance Reduction, Concentration Limit Advance Reduction, and indemnity amounts and any other amounts due to Class B Lenders under the Facility Documents;

(ix)
ninth, pro rata to each Class B Lender an amount equal to the Class B Facility Interest which has accrued and is outstanding as of the Remittance Date;

(x)
tenth, pro rata to each Class B Lender to reduce the outstanding Repayment Amount for each Financed SF Property, if any, that has been sold or transferred to zero ($0);

(xi)
eleventh, on any date on or after the commencement of the Early Amortization Event Repayment Period, pro rata to each Class B Lender to reduce the Class B Advances Outstanding to zero ($0);

(xii)
twelfth, to retain in the Collection Account an amount equal to the Class B Interest Reserve Amount (calculated as of the last day of the current Pricing Period);

(xiii)
thirteenth, to Asset Manager on account of any accrued and unpaid fees and permitted expenses incurred under the Facility Documents; and

(xiv)
fourteenth, any remaining amounts shall be remitted in accordance with the written instructions of Borrower Representative provided to Lender and Paying Agent.

(d)
Payment of Remittance Date Shortfalls. If funds in the Collection Account on any Remittance Date are not sufficient to pay in full the amounts required to be paid on such Remittance Date pursuant to Section 4(c)(i) through and including (vi), then Borrowers shall, on the Business Day immediately following such Remittance Date, pay to Lenders the amount of such shortfall.

(e)
Receipt by Administrative Agent. To the extent that Administrative Agent receives any funds from the sale, transfer or other disposition of an SF Property, Administrative Agent shall cause Paying Agent to apply such funds in accordance with the same order of priority set forth in Section 4(c) hereof.

(f)
Alternate Rate of Interest.

(i)
~~If, as a result of any Regulatory Change, Administrative Agent determines~~ that the cost (including, but not limited to, any reserve, special deposit, compulsory loan requirement, insurance charge, capital charge, liquidity requirement, Tax (imposed on loans, loan principal, letters, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto but excluding any (A) Non-Excluded Taxes, (B) Excluded Taxes described in clauses (b) through (d) of the definition of Non-Excluded Taxes, and (C) Connection Income Taxes or other assessment)) to Lenders of making or maintaining the Advance hereunder is increased, or any amount received or receivable by any Lender hereunder is reduced, or any Lender is required to make any payment in connection with any transaction contemplated hereby, then Borrowers shall pay to such Lender on demand such additional amount or amounts as Agent determines will compensate such Lender for such increased cost, ~~reduction or payment.~~Subject to clauses (ii), (iii), (iv), (v) and (vi) of this Section

4(f), if:

(1)
Prior to a Benchmark Replacement Date, the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) adequate and reasonable means do not exist for ascertaining Adjusted Daily Simple SOFR or (B) the Administrative Agent is advised by the Required Lenders that Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Advances (or its Advance) included in such Advance; or

(2)
~~(ii) If prior~~Prior to the commencement of any ~~interest period~~Pricing Period for ~~the~~a Term Benchmark Advance ~~(during which it shall be accruing interest as a Eurodollar Loan)~~, the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (iA) adequate and reasonable means do not exist for ascertaining the ~~LIBO~~Adjusted Term SOFR Rate (including because the ~~Screen~~Term SOFR Reference Rate is not available or published on a current basis) ~~for such interest period~~ or (~~ii~~B) the ~~LIBO~~Administrative Agent is advised by the Required Lenders that the Adjusted Term SOFR Rate ~~for such interest period~~ will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining ~~the~~their Advances (or its Advance~~,~~ ) included in such Advance;

then the Administrative Agent shall give notice thereof to ~~Borrowers~~the Borrower and the Lenders by telephone ~~or~~, telecopy or electronic mail as promptly as practicable thereafter and, until

(x) the Administrative Agent notifies ~~Borrowers~~the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist~~, then~~ with respect to the relevant Benchmark or (iy) ~~any request to continue the Advances as a Eurodollar Loan pursuant to Section 3~~the Borrower delivers a new Advance Request in accordance with the terms of Section 2, (A) if a circumstance described in clause (1) above has occurred, any Advance Request that requests a RFR Advance shall instead be ~~ineffective~~deemed to be an Advance Request for a Term Benchmark Advance or (B) if a circumstance described in both clauses (1) and (~~ii~~2) ~~the then outstanding Advances shall accrue interest at the Base Rate~~above have occurred, any Advance Request shall instead be deemed to be an Advance Request for an ABR Advance.

(ii)
~~(iii)~~ Notwithstanding anything to the contrary herein or in any other ~~Facility~~Loan Document, if a ~~LIBOR Cessation~~Benchmark Transition Event ~~has occurred, then upon written notice by Administrative Agent to Borrowers at a time selected by Administrative Agent, but not later than~~

~~the actual date of permanent cessation of the LIBO Rate, the LIBO Rate shall be replaced,~~and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any ~~other Facility~~Loan Document, in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of, any other party to, this Agreement or any other ~~Facility Document, by (i) the sum of Term SOFR and the related Benchmark Replacement Adjustment (such sum, the “Adjusted Term SOFR”) if the Term SOFR Transition Conditions are satisfied at such time, or (ii) the sum of Daily Simple SOFR and the related Benchmark Replacement Adjustment (such sum, the “Adjusted Daily Simple SOFR”) if the Term SOFR Transition Conditions are not satisfied; provided that if the Term SOFR Transition Conditions are satisfied after the LIBO Rate is replaced by the Adjusted Daily Simple SOFR, Administrative Agent may by at least ten (10) days’ prior written notice to Borrower Representative and Calculation Agent, replace such rate with the Adjusted Term SOFR. In the event that either the Adjusted Term SOFR or the Adjusted Daily Simple SOFR shall be less than zero, such rate will be deemed to be zero for the purposes of this Agreement. If a LIBOR Cessation Event shall have occurred and neither Term SOFR nor Daily Simple SOFR is available, then upon written notice from~~Loan Document other than as expressly set forth in this Agreement or any other Loan Document so long as the Administrative Agent ~~to Borrowers and Calculation Agent and until~~has not received, by such ~~rates are available, as confirmed by~~time, written notice ~~from Administrative Agent to Borrowers and Calculation Agent, the then outstanding Advances shall accrue interest at the Base Rate, unless Administrative Agent and Borrower agree on a different rate (and provide written notice to Calculation Agent of same). For avoidance of doubt, if for some interest periods the LIBO Rate becomes unavailable prior to a LIBOR Cessation Event, those interest periods will no longer be available for selection by Borrowers~~of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(iii)
Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document except as otherwise set forth in this Agreement or any other Loan Document.

(iv)
~~In connection with the implementation of a rate replacement described in clause (c) above, Administrative Agent may from time to time, upon written notice to Borrower Representative, make any technical, administrative or operational changes to this Agreement or any other Facility Documents (including changes to the definition of “Base Rate,” the definition of “Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of prepayment or conversion notices, the length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such rate replacement and to permit the administration thereof by the Lenders; provided, that any such changes shall not affect the Calculation Agent’s rights and obligations hereunder without its written consent.~~The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement,

(C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (vi) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4(f), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as otherwise set forth in this Agreement or any other Loan Document.

(v)
[Reserved].

(vi)
Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a RFR Advance of, conversion to or continuation of Term Benchmark Advances to be made, converted or continued during any Benchmark Unavailability Period within five (5) Business Days of such notice and, failing that, the Borrower will be deemed to have converted any request for a RFR Advance into a request for an Advance of or conversion to (A) a Term Benchmark Advance so long as the Term SOFR Rate is not the subject of a Benchmark Transition Event or (B) an ABR Advance if the Adjusted Term SOFR Rate is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not available, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate.

Section 5. Requirements of Law.If any Requirement of Law or any change in the interpretation or application thereof or compliance by Lenders or Administrative Agent with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

(i)
shall subject any Lender or Administrative Agent to any Tax (other than

(A) Non-Excluded Taxes, (B) Excluded Taxes described in clauses (b) through (d) of the definition of Non-Excluded Taxes and (C) Connection Income Taxes) on payments to any Lender or Administrative Agent in respect thereof, or changes the basis of taxation of payments to Lender or Administrative Agent of any amounts payable under this Agreement (except for changes in the rate of tax on the overall net income of a Lender or Administrative Agent);

(ii)
shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, assessment, fee, tax, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of any Lender or Administrative Agent which is not otherwise included in the determination of the ~~One-Month LIBOR~~Benchmark hereunder; or

(iii)
shall impose on any Lender or Administrative Agent any other condition the result of which is to increase the cost (other than Taxes) to a Lender or Administrative Agent of performing its obligations under this Agreement, or to reduce the rate of return on a Lender’s capital or assets as a consequence of its obligations under this Agreement, or to reduce the amount of any sum received or receivable by a Lender under this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, or making, continuing or maintaining any Advance or to reduce any amount due or owing hereunder in respect thereof;

then, in any such case, within thirty (30) days after demand by Administrative Agent, Borrowers shall promptly pay Administrative Agent such additional amount or amounts as calculated by Administrative Agent as will compensate such Lender or Administrative Agent for such increased cost or reduced amount receivable.

(b)
Borrower acknowledges that any Lender may institute measures in anticipation of a Requirement of Law (including, without limitation, the imposition of internal charges on Lender’s interests or obligations under this Agreement), and may commence allocating charges to or seeking compensation from Borrower under this Section 5 in connection with such measures, in advance of the effective date of such Requirement of Law, and Borrower agrees to pay such charges or compensation to Administrative Agent, for the benefit of such Lender, following demand therefor without regard to whether such effective date has occurred. Borrower further acknowledges that any charge or compensation demanded hereunder may take the form of a monthly charge to be assessed by such Lender.

(c)
If any Lender or Administrative Agent becomes entitled to claim any additional amounts pursuant to this Section 5, Administrative Agent shall provide a certificate of the Lender or Administrative Agent setting forth the amount or amounts necessary to compensate such Lender or Administrative Agent. A certificate as to any additional amounts payable pursuant to this Section 5 submitted by Administrative Agent to Borrowers shall be conclusive in the absence of manifest error. The Borrower shall pay such Lender the amount as due on any such certificate on the next Repayment Date following receipt of such notice.

(d)
Notwithstanding anything in this Agreement to the contrary, failure or delay on the part of any Lender to demand compensation pursuant to this Section 5 shall not constitute a waiver of such Lender’s right to demand such compensation.

Section 6. Taxes.Any and all payments by a Borrower under or in respect of this Agreement or any other Facility Documents to which a Borrower is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings (including penalties, interest and additions to tax with respect thereto), whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by law. If a Borrower shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Facility Documents to a Recipient, (i) such Borrower shall make all such deductions and withholdings in respect of Taxes, (ii) such Borrower shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable Requirement of Law, and (iii) in the case of Non-Excluded Taxes, the sum payable by such Borrower shall be increased as may be necessary so that after such Borrower has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 6) the Recipient receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes. For purposes of this Agreement, the term “Non-Excluded Taxes” are Taxes other than any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes that are imposed on or measured by its net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or has its principal office or, in the case of a Lender, the jurisdiction (or any political subdivision thereof) in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) Excluded Taxes described in the final two sentences of Section 6(e), (c) Taxes with respect to which a Lender, pursuant to Section 6(f), is not entitled to indemnification or additional amounts under Section 6(a) or (c) and (d) any U.S. federal withholding Taxes imposed under FATCA (each Tax described in clauses (a)-(d), an “Excluded Tax”).

(b)
In addition, each Borrower hereby agrees to pay any present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Facility Document,

except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at a Borrower’s written request) (collectively, “Other Taxes”).

(c)
Each Borrower hereby agrees to jointly and severally indemnify Paying Agent, Lenders and Administrative Agent for the full amount of Non-Excluded Taxes and Other Taxes imposed on or paid by Paying Agent, any Lender and/or Administrative Agent and any reasonable expenses arising therefrom or with respect thereto. The indemnity by a Borrower provided for in this Section 6(c) shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally imposed or asserted by the relevant ~~Government~~Governmental Authority. Amounts payable by Borrowers under the indemnity set forth in this Section 6(c) shall be paid within ten

(10) days from the date on which Paying Agent or Administrative Agent makes written demand therefor. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender, Administrative Agent or Paying Agent, as applicable, shall be conclusive absent manifest error.

(d)
Upon the request of Administrative Agent or Paying Agent, Borrowers (or any Person making such payment on behalf of a Borrower) shall furnish to Administrative Agent or Paying Agent, as applicable, for its own account a certified copy of the official receipt evidencing payment thereof, or other evidence of such payment reasonably satisfactory to Administrative Agent or Paying Agent, as applicable.

(e)
For purposes of subsection (e) of this Section 6, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Code. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Facility Document shall deliver to Borrowers, Paying Agent and Administrative Agent, on or about the date on which such Lender becomes a Lender under this Agreement and at the time or times reasonably requested by Borrowers, Paying Agent or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrowers, Paying Agent or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrowers, Paying Agent or Administrative Agent, shall deliver such other documentation prescribed by any Requirement of Law or reasonably requested by Borrowers, Paying Agent or Administrative Agent as will enable Borrowers, Paying Agent or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, each Lender (including for avoidance of doubt any assignee, successor or participant) that has not been informed by Borrowers in writing that such documentation pursuant to Section 6(e) is unnecessary (a “Non-Exempt Lender”), shall deliver or cause to be delivered to Borrowers the following properly completed and duly executed documents:

(i)
in the case of a Non-Exempt Lender that is not a United States person for

U.S. federal income tax purposes that is entitled to provide such form, a complete and executed (x) U.S. Internal Revenue Form W-8BEN or W-8BEN-E with Part II completed in which such Lender claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) a U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto); or

(ii)
in the case of an individual, (x) a complete and executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit C (a “Section 6 Certificate”) or (y) a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or

(iii)
in the case of a Non-Exempt Lender that is organized under the laws of the United States, any State thereof, or the District of Columbia, a complete and executed

U.S. Internal Revenue Service Form W-9 (or any successor forms thereto), including all appropriate attachments; or

(iv)
in the case of a Non-Exempt Lender that (x) is not organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN-E (or any successor forms thereto) and a Section 6 Certificate; or

(v)
in the case of a Non-Exempt Lender that (A) is treated as a partnership or other non-corporate entity, and (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments), and (y) without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, “beneficial owners”), the documents that would be provided by each such beneficial owner pursuant to this Section if such beneficial owner were a Lender; provided, however, that no such documents will be required with respect to a beneficial owner to the extent the actual Lender is determined to be in compliance with the requirements for certification on behalf of its beneficial owner as may be provided in applicable U.S. Treasury regulations, or the requirements of this clause (v) are otherwise determined to be unnecessary, all such determinations under this clause (v) to be made in the sole discretion of Borrowers; provided, however, that such Lender shall be provided an opportunity to establish such compliance as reasonable; or

(vi)
in the case of a Non-Exempt Lender that is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the document that would be provided by its beneficial owner pursuant to this Section if such beneficial owner were a Lender; or

(vii)
in the case of a Non-Exempt Lender that (A) is not a United States person and (B) is acting in the capacity as an “intermediary” (as defined in U.S. Treasury Regulations), (x) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (y) if the intermediary is a “non-qualified intermediary” (as defined in U.S. Treasury Regulations), from each person upon whose behalf the “non-qualified intermediary” is acting the documents that would be provided by each such person pursuant to this Section if each such person were a Lender; and

(viii)
if a payment made to a Lender under any Facility Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrowers, Paying Agent and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower, Paying Agent or Administrative Agent such documentation prescribed by any Requirement of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower, Paying Agent or Administrative Agent as may be necessary for Borrower, Paying Agent or Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Administrative Agent shall notify Paying Agent of any deductions and/or withholdings required to be made under FATCA. Solely for purposes of this clause (viii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrowers and Administrative Agent in writing of its legal inability to do so. If at the time a Lender first becomes a party to this Agreement, changes its lending office, or, with respect to a grant of a participation, at the effective date of such participation, is subject to a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be treated as Taxes excluded from “Non-Excluded Taxes” (i.e., each an Excluded Tax) and shall not be Non-Excluded Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date (after the date of this Agreement) a Person becomes an assignee, successor or participant to this Agreement, such Lender transferor was entitled to indemnification or additional amounts under this Section 6, then such Lender assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent (and only to the extent), that such Lender transferor was entitled to such indemnification or additional amounts for Non-Excluded Taxes, and such Lender assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes, in accordance with terms and conditions provided in the Agreement.

(f)
For any period with respect to which a Lender has failed to provide Borrowers with the appropriate form, certificate or other document described in subsection (e) of this Section 6 (other than if such failure is due to a change in any applicable Requirement of Law, or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided by Administrative Agent, such Lender shall not be entitled to indemnification or additional amounts under subsection (a) or (c) of this Section 6 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure.

(g)
If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the Relevant Governmental ~~Authority~~Body) in the event that such indemnified party is required to repay such refund to such Governmental Authority.

(h)
If any Lender requests compensation under Section 6, or if a Borrower is required to pay any Non-Excluded Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 6, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment

(i) would eliminate or reduce amounts payable pursuant to Section 5 or this Section 6, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(i)
Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers, Lenders, Paying Agent and Administrative Agent contained in this Section 6 shall survive the termination of this Agreement. Nothing contained in this Section 6 shall require Administrative Agent or Lenders to make available any of its tax returns or any other information relating to its taxes that it deems to be confidential or proprietary.

(j)
For federal income tax purposes each of the Collection Account and the Loan Account will be owned by OFFERPAD SPE BORROWER A, LLC (in such capacity, the “Account Owner”). The Account Owner shall provide Paying Agent with (i) an IRS Form W-9 or appropriate IRS Form W-8 by the Effective Date, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable written request of Paying Agent as may be necessary (a) to reduce or eliminate the imposition of U.S. withholding taxes to the Account Owner and (b) to permit Paying Agent to fulfill its tax reporting obligations under applicable law with respect to the Collection Account or any amounts paid to the Account Owner. If any IRS form or other documentation previously delivered by an Account Owner becomes obsolete or inaccurate in any respect (including without limitation in connection with the transfer of any beneficial ownership interest in Borrower), the Account Owner shall timely provide to Paying Agent accurately updated and complete versions of such IRS forms or other documentation. Wells Fargo, both in its individual capacity and in its capacity as Paying Agent, shall have no liability to the Account Owner or any other person in connection with any tax withholding amounts paid or withheld from the Collection Account pursuant to applicable law arising from the Account Owner’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph.

Section 7. Security Interest; Administrative Agent’s Appointment as Attorney-in-Fact.Security Interest and Collateral Assignment.

Each Borrower, to the extent of its rights therein and apart from any Mortgage that may be recorded in the future following the occurrence of a Mortgage Event, hereby pledges on the date hereof to Administrative Agent as security for the repayment of the Secured Obligations and its performance under each Facility Document to which it is a party, and hereby grants, assigns and pledges to Administrative Agent a first priority security interest in all of such Borrower’s right, title and interest in, to and under, the Financed SF Properties and all of such Borrower’s accounts, deposit accounts, commercial tort claims, documents, goods, payment intangibles, general intangibles, chattel paper, instruments, securities, investment property, promissory notes, letters of credit, letter of credit rights, supporting obligations and all other property of any type or nature, wherever located, whether now or hereafter existing, owned or acquired and the proceeds and products thereof, which shall hereinafter be collectively referred to as “Collateral”, in each case, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the repayment of principal of and interest on all Advances and all other amounts owing to Administrative Agent and Lenders hereunder and under the other Facility Documents.

(i)
In furtherance of the foregoing, each Borrower hereby collaterally assigns to Administrative Agent all of such Borrower’s right, title to and interest in, to and under (but not any obligations under) any Purchase Agreements, all other related agreements, contracts, takeout commitments, documents and instruments evidencing or guarantying any Collateral and all other agreements, documents and instruments related to or constituting any of the foregoing (the “Assigned Documents”). Each Borrower confirms and agrees that (x) prior to the occurrence of an Event of Default, such Borrower shall enforce its rights and remedies under each Assigned Document, and (y) upon the occurrence of an Event of Default, Administrative Agent (or its designee) shall have the right to enforce each Borrower’s rights and remedies under each Assigned Document, but without any obligation on the part of Administrative Agent or its designee to perform any of the obligations of each Borrower under any such Assigned Document.

(ii)
Each Borrower hereby authorizes Administrative Agent to file such financing statement or statements relating to the Collateral as Administrative Agent, at its option, may deem reasonable and appropriate, including financing statements that describe the collateral covered thereby as “all assets of such Borrower and the proceeds and products thereof”. Borrowers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 7.

(b)
Acquisition of SF Property. Each Borrower shall cause all SF Properties acquired by it to be taken by Deed, or by means of such instruments as is provided by the Governmental Authority governing the transfer, in each case, in the name of the related Borrower and in accordance with the terms of the related SPE Agreement.

(c)
Administrative Agent’s Appointment as Attorney in Fact. Each Borrower hereby irrevocably constitutes and appoints Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of such Borrower, as applicable, and in the name of such Borrower, as applicable, or in its own name, from time to time in Administrative Agent’s discretion, for the purpose of carrying out the terms of this Agreement and to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, in each case, subject to the terms of this Agreement, and for the avoidance of doubt, such power is only exercisable following the occurrence and continuance of an Event of Default. Without limiting the generality of the foregoing, each Borrower hereby gives Administrative Agent the power and right, on behalf of each Borrower Party, as applicable, without assent by, but with notice to, Borrowers, as applicable, if an Event of Default shall have occurred and be continuing, to do the following:

(i)
in the name of the related Borrower, as applicable, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other Collateral whenever payable;

(ii)
to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

(iii)
(A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct, including any payment agent with respect to any Collateral; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any proceeds thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against a Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at

Administrative Agent’s option and Borrowers’ expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and Administrative Agent’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as a Borrower might do.

Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. In addition to the foregoing, each Borrower agrees to execute a Power of Attorney to be delivered on or prior to the initial Funding Date. Borrowers and Administrative Agent acknowledge that the Powers of Attorney shall terminate on the Facility Termination Date and satisfaction in full of the Secured Obligations. The powers conferred on Administrative Agent under this Section 7(c) and under the Power of Attorney are solely to protect Administrative Agent’s interests in the Financed SF Properties and shall not impose any duty upon it to exercise any such powers and such powers shall only be exercised by Administrative Agent upon the occurrence and continuance of an Event of Default.

Borrowers also authorize Administrative Agent, if an Event of Default shall have occurred and be continuing, from time to time, to execute, in connection with any sale provided for in Section 14 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrowers for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

Section 8. Payment, Transfer and Custody. Unless otherwise mutually agreed in writing, all transfers of funds to be made by any Borrower hereunder or under any Facility Document shall be made in Dollars, by wire transfer in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at the following account maintained by Administrative Agent at JPMorgan Chase Bank, N.A.: City, State: New York, N.Y., ABA #: 021-000-021, Account Name: Loan Department Early, Account Number: 099999090, Reference: ABS Offerpad, Attention: Sophia Redzaj, not later than 4:00 p.m. (New York City time), on the date on which such payment shall become due (and each such payment received after such time shall be deemed to have been made on the Business Day next succeeding the date of receipt by Administrative Agent of such payment). Each Borrower acknowledges that it has no rights of withdrawal from the foregoing account. Any payment required to be made by any Party hereunder that is received after the date or time otherwise required to be received shall not be deemed received late if such delay is due solely to delays in the federal wire transfer system that are beyond the control of the Party initiating such wire transfer.Authorizations. Any of the persons whose signatures and titles appear on Schedule 1 are Authorized Representatives, acting singly, to act for Borrowers, Lenders or Administrative Agent, as applicable under this Agreement.Fees. Borrowers shall pay to Administrative Agent all amounts due and owing as set forth in this Agreement, including the Administrative Agent Fee, the Upfront Fees and the Unused Fees. The

Upfront Fees, and, subject to the provisions of clause (a) below of this Section 10, the Unused Fees and all other fees payable under any Facility Document are non-refundable once earned, and such payment shall be made in Dollars, by wire transfer in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at such account designated by Administrative Agent; provided that in the case of the Upfront Fees, Administrative Agent and each Lender may at their option net the amount of such Upfront Fee against the amount of the initial Advance by such Lender under this Agreement.Class A Unused Fees. In addition to any fees or other amounts payable by the Borrowers to Administrative Agent and Lenders, on a monthly basis, the Borrowers agree to pay to Administrative Agent, for distribution to each Class A Lender in proportion to that Class A Lender’s Pro Rata Share, for each day during the period commencing on the Closing Date and continuing to and excluding the Facility Termination Date, a fee (“Class A Unused Fee”) equal to the product of (i) the Class A Unused Fee Rate on such day divided by 360 and (ii) the difference between the Class A Committed Facility Amount and the Class A Advances Outstanding on that day, payable in arrears on each Remittance Date with respect to the related Pricing Period. For the avoidance of doubt, no Unused Fee shall be due in connection with an Optional Repayment by Borrowers of all Class A Advances Outstanding and the termination of the Class A facility.

(b) Class B Unused Fees. In addition to any fees or other amounts payable by the Borrowers to Administrative Agent and Lenders, on a monthly basis, the Borrowers agree to pay to Administrative Agent, for distribution to each Class B Lender in proportion to that Class B Lender’s Pro Rata Share, for each day during the period commencing on the Closing Date and continuing to and excluding the Facility Termination Date, a fee (“Class B Unused Fee”) equal to the product of (i) the Class B Unused Fee Rate on such day divided by 360 and (ii) the difference between the Class B Committed Facility Amount and the Class B Advances Outstanding on that day, payable in arrears on each Remittance Date with respect to the related Pricing Period. For the avoidance of doubt, no Unused Fee shall be due in connection with an

Optional Repayment by Borrowers of all Class B Advances Outstanding and the termination of the Class B facility.

Section 11. Representations. Each Borrower represents and warrants to Administrative Agent that, as to itself, as of each Funding Date and as of the date of this Agreement:Due Organization and Qualification. Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction under whose laws it is organized. Borrower is duly qualified to do business, is in good standing and has obtained all necessary licenses, franchises, permits, charters, registrations and approvals necessary for the conduct of its business as currently conducted and the performance of its obligations under the Facility Documents except where any failure to obtain such a license, franchise, permit, charter, registration or approval could not reasonably be expected to cause or be likely to cause a Material Adverse Effect. Borrower’s location (within the meaning of Article 9 of the UCC), and the office where Borrower keeps all records (within the meaning of Article 9 of the UCC) relating to the Eligible SF Properties is at the address of Borrower referred to in Schedule 1, as such Schedule 1 may be amended from time to time upon thirty (30) days’ prior written notice. Borrower has not changed its name or location within the past twelve (12) months. Borrower’s organizational identification number is as listed in Schedule 3 or Borrower’s Joinder

Agreement, as applicable. The fiscal year of Borrower is the calendar year. Borrower has not engaged in any activities since its formation other than as contemplated in, or permitted under, the Facility Documents.

(b)
Power and Authority. Borrower has all necessary power and authority to conduct its business as currently conducted, to execute, deliver and perform its obligations under the Facility Documents and to consummate the transactions therein contemplated.

(c)
Due Authorization. The execution, delivery and performance of the Facility Documents by Borrower have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person other than any that have heretofore been obtained, given or made.

(d)
Non-contravention. None of the execution and delivery of the Facility Documents by Borrower or the consummation of the transactions therein contemplated:

(i)
conflicts with, breaches or violates any provision of the organizational documents or material agreements of Borrower or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Borrower or its properties;

(ii)
constitutes a material default by Borrower under any loan or repurchase agreement, mortgage, indenture or other agreement or instrument to which Borrower is a party or by which it or any of its properties is or may be bound or affected; or

(iii)
results in or requires the creation of any lien upon or in respect of any of the assets of Borrower except the lien relating to the Facility Documents.

(e)
Legal Proceeding. There is no action, proceeding, suit, arbitration or investigation by or before any court, governmental or administrative agency or arbitrator affecting any Financed SF Property, Borrower, Guarantor or any Affiliates of Borrower or Guarantor, pending or, to Borrower’s knowledge, threatened, which (i) could reasonably be expected to have a Material Adverse Effect on any Borrower Party, (ii) which questions the validity or enforceability of any of the Facility Documents or any action to be taken in connection with the transactions contemplated thereby or (iii) which seeks to prevent the Advance or the pledge of any Collateral.

(f)
Valid and Binding Obligations. Each of the Facility Documents to which Borrower is a party, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower, in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(g)
Financial Statements. The audited balance sheet of Guarantor as at the fiscal year most recently ended for which such audited balance sheet is available, and the related audited statements of income and retained earnings and of cash flows for the fiscal year then ended, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification arising out of the audit conducted by Guarantor’s independent certified public accountants, copies of which have been furnished to Administrative Agent, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of Guarantor as of the dates and for the periods indicated and (iii) have been prepared in accordance with GAAP, consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments and the absence of footnotes). Except as disclosed in such Financial Statements, Guarantor is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a reasonable possibility of causing a Material Adverse Effect with respect to Guarantor.

(h)
Accuracy of Information. The information, reports, certificates, documents, financial statements, operating statements, forecasts, books, records, files, exhibits and schedules furnished by or on behalf of Borrower to Administrative Agent in connection with the Facility Documents, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. All projections will be based on reasonable estimates prepared and presented in good faith, on the date as of which such information is stated or certified.

(i)
No Consents. No material consent, license, franchises, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance or consummation by Borrower of this Agreement or any other Facility Documents, other than any that have heretofore been obtained, given or made.

(j)
Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by Borrower Parties in the conduct of its business or pursuant to the Facility Documents violates any law, regulation, judgment, agreement, regulatory consent, order or decree applicable to it, which, if enforced, would have a reasonable possibility of resulting in a Material Adverse Effect with respect to Borrower Parties. None of Borrower nor any Subsidiaries or Parents of Borrower, nor to the knowledge of Borrower, any Affiliates of Borrower (i) is in violation of any Sanctions or (ii) is a Sanctioned Target. The proceeds of any Advance have not been and will not be used, directly or, to Borrower’s knowledge after due inquiry, indirectly, to fund any operations in, finance any investments or activities in or make any payments to a Sanctioned Target or otherwise in violation of Sanctions, Anti-Corruptions Laws or Anti-Money Laundering Laws.

(k)
Solvency; Fraudulent Conveyance. Each of Borrower and Guarantor is Solvent and will not be rendered not Solvent by any Advance and, after giving effect to any such Advance, Borrower will not be left with an unreasonably small amount of capital with which to engage in its business. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. The receipt of an Advance and pledge of the Financed SF Properties subject hereto is not undertaken with the intent to hinder, delay or defraud any of the creditors of Borrower or Guarantor. Neither Borrower nor Guarantor is or has ever been the subject of any proceedings of the type referred to in the definition of “Insolvency Event” hereunder.

(l)
Investment Company Act Compliance. Neither Borrower nor Guarantor is required to be registered as an “investment company” as defined under the Investment Company Act nor as an entity under the control of an “investment company” as defined under the Investment Company Act.

(m)
Taxes. Each Borrower-Related Party has filed (or obtained effective extensions for filing) all required income tax returns and all other material tax returns, domestic and foreign, required to be filed by it, including mortgage recording taxes, and has paid all taxes (including mortgage recording taxes and other Property Taxes), and any assessments payable by them, or with respect to any of their properties or assets which have become due unless, in each case, the same are not delinquent and are being contested in accordance with Section 12(p) and such non-payment would not reasonably be expected to have a Material Adverse Effect. There is no material action, suit, proceeding, investigation, audit or claim relating to any such taxes now pending or, to its knowledge, threatened by any Governmental Authority against any it, which is not being contested in good faith as provided above.

The Lenders and the Borrowers hereby agree that the Lenders will use good faith efforts to apply customary and market apportionment principles to the aggregate amount secured by each individual Mortgage so that the amount secured by such Mortgage does not exceed 125% of current value of the associated SF Property.

(n)
No Broker. Borrower has not dealt with any broker, investment banker, agent, or other Person, except for Administrative Agent, who may be entitled to any commission or compensation in connection with the receipt of the Advances and pledge of the Financed SF Properties pursuant to this Agreement; provided, that if Borrower has dealt with any broker, investment banker, agent, or other Person, except for Administrative Agent, who may be entitled to any commission or compensation in connection with the receipt of the Advances and pledge of the Financed SF Properties pursuant to this Agreement, such commission or compensation shall have been paid in full by Borrower.

(o)
Regulation T, U and X. Borrower is not engaged principally, or as one of its major activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advance hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. The use of all funds acquired by Borrower under this Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System as the same may from time to time be amended, supplemented or otherwise modified.

(p)
ERISA. No Event of ERISA Termination has occurred or is reasonably expected to occur that would reasonably be expected to result in a Material Adverse Effect.

(q)
Subsidiaries. Borrower has no Subsidiaries. Pledgor directly owns 100% of the equity interests in Borrower. Guarantor directly owns 100% of the equity interests in Pledgor. Such equity interests have been duly authorized and validly issued and are fully paid and non-assessable. There is no existing option, warrant, call, right, commitment or other agreement to which Borrower or Pledgor is a party requiring, and none of such equity interests outstanding, which upon conversion or exchange, would require the issuance by it of its equity interests or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, its equity interests. The equity interests in the Borrower has been pledged by the Pledgor to Administrative Agent for the benefit of the Lenders pursuant to the terms hereof.

(r)
Other Credit Facilities and Debts. As of the Effective Date, Borrower is not an obligor under any Indebtedness other than any Indebtedness contemplated by the Facility Documents.

(s)
Title to Properties. Borrower has good, valid insurable (in the case of real property) and marketable title to all of its properties and assets.

(t)
Regulatory Action. Borrower is not currently under investigation and no investigation by any federal, state or local government agency is threatened. Borrower has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could reasonably be expected to have a Material Adverse Effect.

(u)
Anti-Money Laundering Laws. The operations of Borrower are, and have been, conducted at all times in compliance with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws. No litigation, regulatory or administrative proceedings of or before any court, tribunal or agency with respect to any Anti-Money Laundering Laws or Anti-Corruption Laws have been started or (to the best of its knowledge and belief) threatened against Borrower or to the knowledge of Borrower any Affiliates of Borrower.

(v)
OFAC. None of Borrower, any Subsidiaries or Parents of Borrower nor to the knowledge of Borrower, any Affiliates of Borrower (A) is a Sanctioned Target, (B) is controlled by or is acting on behalf of a Sanctioned Target, (C) to the best knowledge of Borrower after due inquiry, is under investigation for an alleged breach of Sanctions by a governmental authority that enforces Sanctions, (D) has any of its assets in Sanctioned Targets, (E) derives any of its operating income from investments in, or transactions with Sanctioned Targets, (F) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense, or (G) is currently under investigation by any Governmental Authority for alleged felony involving a crime of moral turpitude. For purposes hereof, the term “Patriot Act Offense” shall mean any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism; (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, as amended, (D) the Money Laundering Control Act of 1986, as amended, or (E) the Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. The proceeds of any Advance will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Target.

(w)
Insurance. Borrowers have delivered to Administrative Agent evidence of all insurance policies necessary to satisfy the Insurance Requirements in accordance with Section 2(c)(xii). All such policies are in full force and effect. No claims have been made that are currently pending, outstanding or otherwise remain unsatisfied under any such insurance policies with respect to such claims the related insurer has indicated a defense to payment or any unwillingness to pay such claim, which defense or unwillingness to pay is reasonably expected to result in non-payment in full or in part of such claim and any such failure to pay such claim could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. With respect to any such insurance policy, there has been no act or omission that that would impair the coverage of such policy, the benefits of the endorsement or the validity and binding effect of either in any material respect.

(x)
Eligible Borrower. Borrower is an Eligible Borrower.

(y)
No Default. No Default, Event of Default or Early Amortization Event has occurred and is continuing.

(z)
Jurisdiction of Organization. On the Funding Date for the initial Advance hereunder, Borrower’s jurisdiction of organization is the State of Delaware. Each Borrower shall provide Administrative Agent with thirty (30) days advance written notice of any change in such Borrower’s jurisdiction. No Borrower has a trade name.

(aa) Location of Books and Records. The location where Borrower keeps its physical (non-electronic) books and records, including all computer tapes and records relating to the Eligible SF Properties is 2150 E. Germann Road, Suite 1, Chandler, AZ 85286 or any other location from time to time notified by Borrowers to Administrative Agent.

(bb) No Contractual Obligations. Other than (x) the Facility Documents and any arm’s-length commercial agreements and documents executed by any Borrower-Related Party related thereto or in connection therewith with respect to purchase or sale transactions relating to the SF Properties (in each case that do not violate any other Section of this Agreement (including but not limited to Section 12(r))) and (y) its Governing Documents, as of the date of this Agreement, Borrower (i) is not subject to any Contractual Obligations and has not entered into any agreement, instrument or undertaking by which it or its assets are bound (other than certain service agreements entered into by Borrower and its Independent Manager on or prior to the Closing Date and certain registered agent service agreements entered into by Borrower and its registered agent for service of process), and (ii) has not incurred any Indebtedness, and prior to the date of this Agreement, Borrower has not entered into any Contractual Obligation, or any agreement, instrument or undertaking by which it or its assets are bound or incurred any Indebtedness (other than certain service agreements entered into by Borrower and its Independent Manager on or prior to the Closing Date and certain registered agent service agreements entered into by Borrower and its registered agent for service of process) other than Indebtedness which has been repaid in full.

(cc) Adverse Selection. Borrower has not selected any SF Property, whether individually or together with any other SF Property, in a manner adverse to Administrative Agent or in a manner that results, as of the time of submission of the related Advance Request by Borrower, in Lenders financing any SF Property that is of lesser quality than assets pledged to other lenders pursuant to any other facility to which a Borrower Party is a party.

(dd) No Reliance. Borrower has made its own independent decisions to enter into the Facility Documents and request each Advance and as to whether such Advance is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. Borrower is not relying upon any advice from Administrative Agent or any Lender as to any aspect of the Advances, including without limitation, the legal, accounting or tax treatment of such Advances.

(ee) True Sale. Each Financed SF Property was acquired by Borrower from a transferor on a legal true sale or true contribution basis pursuant to a market standard purchase and/or sale agreement between Borrower and such transferor. With respect to each SF Property acquired by Borrower from an Affiliate thereof, (a) such Transferor received reasonably equivalent value in consideration for the transfer of such SF Property (which for the avoidance of doubt, the parties hereto agree that equivalent value shall include, but not be limited to, any increase in value of the Capital Stock in Borrower held by the Pledgor as a result of transferring such SF Property pursuant to a capital contribution), (b) no such transfer was made for or on account of an antecedent debt owed by such Transferor to Borrower and (c) no such transfer is or may be voidable or subject to avoidance under the Bankruptcy Code.

(ff) Mortgage Documents; No Pledge. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Requirements of Law in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Mortgage Documents recorded following a Mortgage Event with respect to Financed SF Property, including the Mortgages, will be timely paid or are being paid simultaneously herewith. Other than the security interest granted to Administrative Agent pursuant to this Agreement or any Mortgages that are recorded following a Mortgage Event, as applicable, Borrower has not pledged, assigned, collaterally assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral except to the extent expressly permitted by the terms hereof. Borrower has not authorized the filing of and is not aware of any effective UCC financing statements filed against Borrower as debtor that include the Collateral, other than any financing statement that has been terminated or filed pursuant to this Agreement.

(gg) Security Interest.

(i)
Borrower has not assigned, pledged, or otherwise conveyed or encumbered any of its Collateral to any other Person except as permitted by this Agreement.

(ii)
Immediately prior to the pledge of a Financed SF Property to Administrative Agent, Borrower was the sole owner of such Financed SF Property and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the pledge to Administrative Agent hereunder and Permitted Liens.

(iii)
The provisions of this Agreement are effective to create in favor of Administrative Agent a valid and effective security interest in all right, title and interest of Borrower in, to and under the Collateral (other than any Mortgage that are not recorded prior to the occurrence and continuance of a Mortgage Event).

(iv)
With respect to the security interest granted by Borrower in Section 7, upon the filing of the UCC financing statements in the appropriate offices against Borrower, such security interest shall be a valid first priority perfected security interest in the related Collateral to the extent such security interest can be perfected by filing such a financing statement or under the UCC. The Mortgage Documents, when properly recorded and/or filed in the appropriate records, following the occurrence and continuance of a Mortgage Event, will create (x) a valid, first priority, perfected Lien on Borrower’s interest in the Financed SF Property, and (y) perfected security interests in and to, and perfected collateral assignments of, all personalty, all in accordance with the terms thereof, in each case, subject only to the Permitted Liens.

(hh) True and Complete Disclosure. All information, reports, financial statements, exhibits, schedules and certificates furnished in writing by or on behalf of Borrower or any of its Affiliates thereof or any of their officers to Administrative Agent in connection with the negotiation, preparation or delivery of this Agreement and the other Facility Documents or included herein or therein or delivered pursuant hereto or thereto and during Administrative Agent’s diligence of Borrower, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified, and Borrower acknowledges that Administrative Agent has not verified the accuracy of any of such information or data. Except as set forth on Schedule 6 hereto, there is no fact known to a Responsible Officer of Borrower, after due inquiry, that could be expected to have a Material Adverse Effect. Borrowers shall update such Schedule 6 promptly upon knowledge of any such fact.

(ii)
Environmental Matters. (i) There is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any SF Property which has not been fully addressed and/or remediated in accordance with Environmental Laws or in accordance with any requirements imposed by any Governmental Authority, except for those that could not, either individually or in the aggregate, be expected to have a Material Adverse Effect and (ii) except as otherwise disclosed to Administrative Agent, it does not have any knowledge of, nor has it received, any written notice from any inspector, contractor, property manager, agent of any property manager or Governmental Authority relating to Hazardous Materials or remediation in connection with any SF Property, of liability of any Person pursuant to any Environmental Laws or any actual administrative or judicial proceedings in connection with any of the foregoing, except for those that could not, either individually or in the aggregate, be expected to have a Material Adverse Effect.

(jj) Special Purpose Entities. Each of the Borrower Parties is a Special Purpose

Entity.

Section 12. Covenants of Borrower. On and as of the date of this Agreement and each

Funding Date and on each day until this Agreement is no longer in force, each Borrower covenants, as to itself, as follows:Notice of Defaults and Proceedings. Borrower shall promptly (unless otherwise set forth herein) notify Administrative Agent of the occurrence of any of the following of which a Responsible Officer of Borrower has knowledge or receives notice of, together with a certificate of a Responsible Officer of Borrower setting forth details of such occurrence and any action Borrower has taken or proposed to take with respect thereto:

(i)
the occurrence of any Default, Event of Default or any Early Amortization Trigger;

(ii)
Borrower will promptly, and in any event within twenty (20) Business Days after service of process on any of the following, give to Administrative Agent, notice of all litigation, actions, suits, arbitrations, investigations (including any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings, that is not insured against, affecting (x) Borrower, or affecting any of the assets of Borrower before any Governmental Authority that (A) questions or challenges the validity or enforceability of any of the Facility Documents or any action to be taken in connection with the transactions contemplated hereby or (B) makes a claim individually in an amount greater than $1,000,000, and (y) Borrower or affecting any of the assets of

Borrower before any Governmental Authority that, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect. Borrower will promptly provide notice of any judgment that is not insured against, which with the passage of time, could cause an Event of Default hereunder;

(iii)
the occurrence of any financial event which could be reasonably likely to have a Material Adverse Effect;

(iv)
the filing by or on behalf of Borrower of any material insurance claims with respect to the Financed SF Properties; or

(v)
Borrower shall promptly, and in any event within three (3) Business Days after obtaining knowledge that a Financed SF Property is an Ineligible SF Property, give notice to Administrative Agent that a Financed SF Property is an Ineligible SF Property.

(b)
Reporting. Borrower shall maintain a system of accounting established and administered in accordance with GAAP, and Borrower shall furnish to Administrative Agent within the time period specified:

(i)
within sixty (60) days after the last day of each fiscal quarter of each fiscal year of Guarantor, Guarantor’s unaudited consolidated Financial Statements, including a balance sheet, income statement and cash flow statement, each as of the end of such fiscal quarter and in each case presented fairly in accordance with GAAP, in each case, in comparative form, the figures for the prior period, if available;

(ii)
within one hundred twenty (120) days after the last day of its fiscal year, commencing with the 2021 fiscal year, Guarantor’s consolidated, audited Financial Statements for such fiscal year, presented fairly in accordance with GAAP, in each case, in comparative form, the figures for the prior period, if available, and accompanied, in all cases, by an unqualified report from an independent public accountant of nationally recognized standing which shall state that said Financial Statements fairly present the financial condition and results of operations of Guarantor as at the end of and for such fiscal year in accordance with GAAP;

(iii)
on each Remittance Date, a compliance certificate, substantially in the form of Exhibit H hereto or such other form as approved by Administrative Agent in its sole discretion, executed by a Responsible Officer of Borrower and covering the immediately preceding calendar month or such other applicable period;

(iv)
on the second (2nd) Business Day of each calendar week, a weekly property management report of Borrower in the form attached hereto as Exhibit D, setting forth information (with respect to the immediately preceding week) regarding all of the Financed SF Properties; and

(v)
promptly, from time to time, such other information regarding the business affairs, operations and financial condition of Borrower and Guarantor as Administrative Agent may reasonably request.
(c)
Fundamental Changes. Other than in connection with activities contemplated by Section 2(g)(ii), or as otherwise consented to by Administrative Agent in writing, Borrower shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that any party may merge or enter into any of the aforementioned transactions with Borrower so long as Borrower is the surviving entity and no Change in Control results from such transaction.

(d)
Maintenance of Property and Insurance. Borrower shall, other than property retired for obsolescence, (a) keep all property useful and necessary in its business in good working order and condition, (b) maintain insurance that complies with the Insurance Requirements, and (c) furnish to Administrative Agent upon request information and certificates with respect to such insurance.

(e)
No Material Adverse Claims. Borrower warrants and will defend all Collateral against all material adverse claims and demands (excluding any Permitted Liens).

(f)
Assignment. Except as permitted herein, Borrower shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate, contract, create, incur, assume, permit to exist or grant a security interest in or lien on or otherwise encumber (except pursuant to the Facility Documents), any of the Collateral or any interest therein or grant, allow or enter into any agreement or arrangement with any Person that prohibits or restricts or purports to prohibit or restrict the granting of any Lien on any of the foregoing; provided that this Section 12(f) shall not prevent any transfer of any Collateral (including any SF Property) in accordance with the Facility Documents.

(g)
Security Interest. Borrower shall do all things necessary or required by the Facility Documents or Requirements of Law, or as requested by Administrative Agent to preserve (i) the Collateral so that it remains subject to a perfected first priority security interest hereunder (which shall apply to any Mortgage Document only after such Mortgage Documents have been recorded in accordance with Section 2(l)) and (ii) the Pledged Collateral so that it remains subject to a perfected first priority security interest under the Pledge Agreement, including executing or causing to be executed (A) such other instruments or notices as may be necessary or appropriate and filing and maintaining effective UCC financing statements, continuation statements and assignments and amendments thereto and (B) all documents necessary to collaterally assign to Administrative Agent all rights (but none of the obligations) of Borrower under each Purchase Agreement as set forth in Section 7(a)(i) (which shall apply to any Mortgage Document only after such Mortgage Documents have been recorded in accordance with Section 2(l)).

(h)
Records.

(i)
Borrower shall collect and maintain or cause to be collected and maintained all Records relating to the Financed SF Properties in accordance with industry custom and practice for assets similar to the SF Properties.

(ii) Upon reasonable advance written notice from Administrative Agent, Borrower shall (x) make any and all such Records related to the Financed SF Properties available to Administrative Agent to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Administrative Agent or its authorized agents to discuss the affairs, finances and accounts of Borrower with its chief operating officer and chief financial officer at a time mutually agreed in advance by all parties and to discuss the affairs, finances and accounts of Borrower with its independent certified public accountants.

(i)
Books. Borrower shall keep or cause to be kept proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare its financial statements in conformity with GAAP.

(j)
Approvals. Borrower shall preserve and maintain its legal existence and all material rights, material privileges, material licenses, material permits or other material approvals necessary for Borrower to conduct its business and to perform its obligations under the Facility Documents, and Borrower shall conduct its business in accordance with all Requirements of Law, in each case, where the failure to maintain such material licenses, permits or other approvals or comply with such Requirements of Law could result in an impairment of Administrative Agent’s rights hereunder, including Administrative Agent’s security interest in the Collateral.

(k)
Change in Business. Borrower shall not make any material change in the nature of its business as conducted on the Closing Date.

(l)
Distributions. If an Event of Default or an Early Amortization Event has occurred and is continuing or would result therefrom, Borrower shall not pay any dividends with respect to any Capital Stock or other equity interests in such entity (other than distributions on account of income taxes following an Early Amortization Event), whether now or hereafter outstanding, or make any other distribution in respect thereof (other than distributions on account of income taxes following an Early Amortization Event), either directly or indirectly, whether in cash or property or in obligations of Borrower.

(m)
Requirements of Law. Borrower shall comply with all Requirements of Law except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. No part of the proceeds of any transaction shall be used for any purpose that violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. Borrower shall conduct diligence to confirm that no Transferor, at the time of transfer, is a Sanctioned Target. The proceeds of any transaction shall not be used, directly or indirectly, for any purpose which would breach any Anti-Corruption Laws, any Anti-Money Laundering Laws or Sanctions. Borrower shall (i) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions; and (ii) maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. The repayment of any Advance or any other payment due to Administrative Agent under this Agreement or any other Facility

Document shall not be funded, directly or, to Borrower’s knowledge after due inquiry, indirectly, with proceeds derived from a transaction prohibited by Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions or in any manner that would cause Borrower, or to the knowledge of Borrower, any Affiliates of Borrower to be in breach of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions. The proceeds of any Advance hereunder will not, directly or, to Borrower’s knowledge after due inquiry, indirectly, be used to lend, contribute, or otherwise made available: (i) to fund any activities or business of or with a Sanctioned Target, or (ii) be used in any manner that would be prohibited by Sanctions or would otherwise cause Administrative Agent to be in breach of any Sanctions. Borrower shall notify Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of Section 11(u), Section 11(v) or this Section 12(m).

(n)
Chief Executive Office; Jurisdiction of Organization. Borrower shall not change its name, organizational number or jurisdiction of organization (or have more than one such jurisdiction), move the location of its principal place of business and chief executive office, as defined in the UCC) from the location referred to in Section 11, unless in each case Borrower has provided Administrative Agent thirty (30) days’ prior written notice of such move or change and has taken all actions required under the UCC to continue the first priority perfected security interest of Administrative Agent in the Collateral.

(o)
Taxes. Borrower shall (i) timely file all federal, income and other material state and local tax returns that are required to be filed by them and shall timely pay and discharge all taxes, assessments and governmental charges or levies reflected as due on such returns and all other federal, income and other material state and local taxes, assessments and governmental charges and levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. In addition, Borrower shall pay, or shall cause to be paid, all Property Taxes and Other Charges now or hereafter levied or assessed or imposed against any Property or any part thereof as the same become due and payable and (ii) upon request, shall make available to Administrative Agent receipts or other evidence for the payment of such Property Taxes and the Other Charges prior to the date the same shall become delinquent. Notwithstanding the foregoing, any Borrower may, at its own expense, contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Property Taxes, Other Charges or other charge provided that (i) no Event of Default has occurred and is continuing; i) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrowers are subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all Requirements of Law; ii) neither the Collateral nor any SF Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; iii) it shall promptly upon final determination thereof pay the amount of any such Property Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; iv) such proceeding shall suspend the collection of such contested Property Taxes or Other Charges, from the released SF Property; v) appropriate reserves have been established in accordance with GAAP; and (vii) it shall furnish such security as may be required in the proceeding to insure the payment of any such Property Taxes or Other Charges, together with all interest and penalties thereon.

Administrative Agent may apply such security or part thereof held by it at any time when, in its judgment, the validity or applicability of such Property Taxes or Other Charges are established or the SF Property or any other of its asset (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien granted hereunder being primed by any related Lien.

(p)
Transactions with Affiliates. Borrower will not (A) enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not otherwise prohibited in this Agreement or as contemplated by the Facility Documents, (b) in the ordinary course of Borrower’s business and (c) upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate, or (B) make a payment that is not otherwise permitted by this Section 12(p) to any Affiliate.

(q)
No Pledge. Borrower shall not pledge, transfer or convey any security interest in the Collection Account, Concentration Account or Operating Account to any Person (other than the pledge contemplated in the Collection Account Control Agreement, the Concentration Account Control Agreement or the Operating Account Control Agreement, as applicable) without the express written consent of Administrative Agent.

(r)
Special Purpose Entity. Unless otherwise consented to by Administrative Agent in writing, and except as expressly permitted by the Facility Documents, Borrower and Pledgor shall comply with the Facility Documents, shall be Special Purpose Entities that shall (i) own no assets, and will not engage in any lines of business or activities, other than the assets and transactions specifically contemplated by the Facility Documents; (ii) not incur any Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than permitted under the Facility Documents; (iii) not make any loans or advances to any Affiliate or third party, and shall not acquire obligations or securities of Borrower’s Affiliates; (iv) pay its debts and liabilities (including, as applicable, shared personnel expenses and overhead expenses) only from its own assets; (v) comply with the provisions of its organizational documents (except, with respect to the certificate of formation, as required by law); (vi) do all things necessary to observe organizational formalities and to preserve its existence, and not amend, modify or otherwise change its organizational documents, or suffer the same to be amended, modified or otherwise changed, to be inconsistent with this Section 12(r) without Administrative Agent’s prior written consent (other than its certificate of formation, to the extent such amendment or modification is required by any Requirement of Law); (vii) maintain all of its books, records and financial statements separate from those of its Affiliates (except that such financial statements may be consolidated with an Affiliate to the extent consolidation is required under GAAP or as a matter of any Requirement of Law; provided, that to the extent required by GAAP (1) appropriate notation shall be made on such financial statements if prepared to indicate the separateness of Borrower Party from such Affiliate and to indicate that Borrower Party’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (2) such assets shall also be listed on Borrower Party’s own separate balance sheet, if prepared and (3) Borrower Party shall file its own tax returns if filed, except to the extent consolidation is required or permitted under any Requirement of Law); (viii) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other; (ix) not enter into any transactions with any Affiliates, other than for the Asset Management Agreements and other transactions permitted or required by the Facility Documents, except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction; (x) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business purposes, transactions and liabilities; provided, however, that the foregoing shall not require the direct or indirect partners or members of the Pledgor and any Borrower to make additional capital contributions or loans to any such Person; (xi) to the fullest extent permitted by law, not engage in or suffer any Change in Control, other than the Supernova SPAC Transaction consummated by the Guarantor, dissolution, winding up, liquidation, consolidation or merger or transfer all or substantially all of its properties and assets to any Person (except as contemplated herein); (xii) not, other than as contemplated in the Facility Documents, commingle its funds or other assets with those of any Affiliate or any other Person and shall maintain its properties and assets in such manner that it would not be costly or difficult to identify, segregate or ascertain its properties and assets from those of others; (xiii) not institute against, or join any other Person in instituting against any Borrower Party, any proceedings of the type referred to in the definition of “Insolvency Event” hereunder or seek to substantively consolidate Borrower Party in connection with any Insolvency Event with respect to any Borrower-Related Party or any other Person; (xiv) will not hold itself out to be responsible for the debts or obligations of any other Person; (xv) not form, acquire or hold any equity interest in any other entity; (xvi) allocate fairly and reasonably any overhead for shared office space and services performed by an employee of an Affiliate;

(xvii) not pledge its assets to secure the obligations of any other Person other than pledges specifically contemplated by the Facility Documents; (xviii) not, without the prior unanimous written consent of all of its members and each Independent Manager, take any Insolvency Action; (xix)(a) have at all times at least one Independent Manager and (b) provide Administrative Agent with up-to-date contact information for each such Independent Manager and a copy of the agreement pursuant to which such Independent Manager consents to and serves as an “Independent Manager” for each Borrower Party; and (xx) the organizational documents for each Borrower shall provide (a) that Administrative Agent be given at least two (2) Business Days prior written notice of the removal and/or replacement of any Independent Manager, together with the name and contact information of the replacement Independent Manager and evidence of the replacement’s satisfaction of the definition of Independent Manager and (b) that any Independent Manager of a Borrower shall not have any fiduciary duty to anyone including the holders of the equity interest in a Borrower and any Affiliates of a Borrower Party except any Borrower Party and the creditors of a Borrower Party with respect to taking of, or otherwise voting on, the Insolvency Action; provided, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. Borrower Representative shall not perform its duties under this Agreement in a manner that would result in the Borrowers’ failure to comply with this Section 12(r).

(s)
Use of Proceeds. Borrower shall use the proceeds of all Advances solely for the purposes described in Section 2(k).

(t)
Further Assurances. Borrower shall at any time or from time to time upon the reasonable request of Administrative Agent, at Borrower’s sole cost and expense, (a) furnish to

Administrative Agent all instruments, documents, certificates, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Facility Documents or reasonably requested by Administrative Agent in connection therewith, in each case to the extent in the possession of Borrower, Borrower Representative or any of their agents; and (b) execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and continuation statements), which may be reasonably requested by Administrative Agent or required under any Requirement of Law to effectuate the transactions contemplated by the Facility Documents or to grant, preserve, protect or perfect the Liens created by the Facility Documents or the validity or priority of any such Lien (which shall apply to any Mortgage Document only after such Mortgage Documents have been recorded in accordance with Section 2(l)). Upon the occurrence of an Event of Default, it shall provide to Administrative Agent, from time to time upon request, evidence reasonably satisfactory to Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Facility Documents. Borrower shall, promptly upon Administrative Agent’s request, deliver documentation in form and substance satisfactory to Administrative Agent which Administrative Agent deems necessary or desirable to evidence compliance with all applicable “Know Your Customer” due diligence checks.

(u)
Cooperate in Legal Proceedings. Borrower shall cooperate fully with each Lender and Administrative Agent with respect to any proceedings before any court, board or other Governmental Authority which may in any way adversely affect the rights of Administrative Agent or any Lender hereunder or any rights obtained by Administrative Agent or any Lender under any of the other Facility Documents and, in connection therewith, permit Administrative Agent, at its election, to participate in any such proceedings; provided, that this covenant shall not apply to any such proceedings brought by any Borrower-Related Party or one of their Affiliates and relates to the transactions contemplated hereby.

(v)
OFAC. At all times that any Secured Obligations remain unpaid, it shall, and shall cause the Asset Manager to, be in compliance with all applicable orders, rules, and regulations of OFAC.

(w)
Inspection Rights. Once during each calendar year (or if an Event of Default shall have occurred and be continuing, as often as Administrative Agent deems necessary or desirable), Administrative Agent (and its agents or professional advisors) shall have the right, from time to time, at their discretion and upon two (2) Business Days prior written notice to the relevant party, (i) to visit and inspect any of the SF Properties of any Borrower, (ii) to discuss the affairs, finances and condition of any Borrower with the officers thereof and independent accountants therefor and (iii) to examine, and audit, during business hours, any and all of the books, records, financial statements, legal and regulatory compliance, operating and reporting procedures and information systems, in the possession of their respective directors, officers and employees, or other information contained on information systems (including without limitation customer service and/or whistleblower hotlines) of Borrowers, or held by another for a Borrower or on its behalf, concerning or otherwise affecting the SF Properties, the Facility Documents or any Borrower. Administrative Agent (and its agents and professional advisors) shall treat as confidential any information obtained during the aforementioned examinations subject to any applicable exceptions set forth in the confidentiality provisions of this Agreement. Upon notice and during regular business hours, each Borrower agrees to promptly provide Administrative Agent (and its agents or professional advisors) with access to, copies of and extracts from any and all documents, records, agreements, instruments or information (including, without limitation, any of the foregoing in computer data banks and computer software systems) Administrative Agent (and its agents or professional advisors) may require in order to conduct periodic due diligence relating to Borrowers in connection with the SF Properties and the Facility Documents. In connection with any inspection pursuant to this Section 12(w), each Borrower will, with reasonable notice, make available to Administrative Agent (and its agents or professional advisors) knowledgeable financial, accounting, legal and compliance officers for the purpose of answering questions with respect to such Borrower and the SF Properties and to assist in Administrative Agent’s inspection. In addition, once during each calendar year (or if an Event of Default shall have occurred and be continuing, as often as Administrative Agent deems necessary or desirable), Borrowers shall provide, or shall direct Borrower Representative and Pledgor to provide, Administrative Agent (and its agents or professional advisors), upon two (2) Business Days prior written notice to the relevant party, with access to such Person to visit and inspect the offices of such Person and to examine, and audit, during business hours, any and all of the books, records, financial statements, legal and regulatory compliance, operating and reporting procedures and information systems, their respective directors, officers and employees, or other information and information systems (including without limitation customer service and/or whistleblower hotlines) of such Persons, concerning or otherwise affecting the SF Properties. All reasonable out-of-pocket costs and expenses incurred by Administrative Agent (and its agents or professional advisors) in connection with the inspection and other matters outlined in this Section 12(w) shall be paid by Borrowers. For purposes of clarity, Administrative Agent acknowledges and agrees that in no event shall Administrative Agent (or its agents or professional advisors) be provided or permitted access to any proprietary source code, algorithm, method or software technology with respect to any valuation model of any of the SF Properties or any other Single Family Properties created by a Borrower-Related Party or any of its Affiliates.

(x)
HOA Dues. Borrower will pay, or cause to be paid, in full when due all home owners’ association dues and fees for each SF Property owned by it, except to the extent being contested in good faith by appropriate proceedings and for which appropriate cash reserves have been established by the related Borrower and are held in the Operating Account.

(y)
Amendment, Modification of Documents or Accounts. Borrower shall not, without Administrative Agent’s prior written consent, amend, modify, cancel or terminate, or permit the amendment, modification, cancellation or termination of any Facility Document; provided, however, that any waiver, amendment or modification that materially affects the Paying Agent or Calculation Agent, as applicable (as reasonably determined by such party), shall require the consent of such party; written notice of any other amendment or waiver hereunder, together with a copy thereof, shall be delivered to the Calculation Agent and the Paying Agent via email at the addresses set forth next to its signature block , and neither the Calculation Agent nor Paying Agent shall have any liability for any amendment or waiver of which it did not receive such notice. For the avoidance of doubt, any amendments or modifications related to Schedule 3 to the Side Letter shall not require the consent of the Paying Agent or Calculation

Agent, unless such amendment or modification creates a material additional reporting burden on such party (as reasonably determined by such party)..

(z)
Bad Acts. Borrower shall not, subject to Section 8 hereof:

(i)
to the extent funds are available to it, fail to pay any homeowners association dues, taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof, heretofore or hereafter imposed upon it or in respect of the SF Properties, as well as all lawful claims which if unpaid might become a lien or charge upon it, any Property or any other item constituting Collateral or any part thereof, unless, in each case, the same are not delinquent and are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with

GAAP;

(ii)
remove and fail to replace (with personal property of substantially the same or higher utility and value) any fixtures, equipment, and/or other articles of personal property owned by it and attached as fixtures to, or used as fixtures in connection with, any SF Property owned by it, except for removal of obsolete or unnecessary fixtures in the ordinary course of maintaining and renovating such SF Property;

(iii)
misapply, misappropriate or convert or permit, to the extent of its power, any of its Affiliates to misappropriate, misapply or convert any Income;

(iv)
commit any act(s) of actual waste (excluding acts taken in the course of renovations) on or with respect to any SF Property owned by it;

(v)
fail to maintain insurance with respect to any SF Property owned by it or otherwise as required in this Agreement;

(vi)
engage in any fraud, willful misconduct or intentional misrepresentation of a material fact in connection with this Agreement or any other Facility Document;

(vii)
without the prior written consent of the owner of its Capital Stock and its Independent Manager, take any action that is, or in contemplation or furtherance of, any Insolvency Action;

(viii)
voluntarily seek, cause or take any action to effect its dissolution or liquidation;

(ix)
assert that this Agreement or any other Facility Document, or any Lien arising thereunder, is not the legal, valid and binding obligation of such Person or any other party thereto;

(x)
sell, convey, voluntarily transfer or voluntarily encumber any SF Property or other Collateral other than in compliance with the provisions of this Agreement and the other Facility Documents; or

(xi)
take any action, or fail to take any action, which prevents, delays or hinders the perfection of the Lien of Administrative Agent in any portion or all of the Collateral (which shall apply to any Mortgage Document only after such Mortgage Documents have been recorded in accordance with Section 2(l)).

(aa) Accounts. It shall not establish, maintain or suffer to exist any deposit account or securities account by or on behalf of itself, except: (i) deposit accounts and securities accounts established for holding tenant security deposits to the extent required by applicable law, and for holding funds distributed to it from the Collection Account or other excess funds not required hereunder to be paid into the Collection Account or the Concentration Account; (ii) a deposit account or securities account in which it maintains amounts necessary to comply with this Agreement and (iii) any other account contemplated by the Facility Documents.

(bb) Borrower Performance. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision to be observed and performed by Borrower under this Agreement and the other Facility Documents and any other agreement or instrument affecting or pertaining to the Collateral (if any) and any amendments, modifications or changes thereto.

(cc) Contractual Obligations. Other than (x) the Facility Documents or as contemplated therein, or as permitted thereunder, and any arm’s-length commercial agreements and documents executed by any Borrower-Related Party related thereto or in connection therewith with respect to purchase or sale transactions relating to the SF Properties (in each case that do not violate any other Section of this Agreement (including but not limited to Section 12(r))) and (y) its Governing Documents, neither Borrower nor any of its assets shall be subject to any material Contractual Obligations (other than certain service agreements entered into by Borrower and its Independent Manager on or prior to the Closing Date and certain registered agent service agreements entered into by Borrower and its registered agent for service of process).

(dd) Recordation of Mortgages. No Borrower-Related Party shall record or cause to be recorded any Mortgage in the name of Administrative Agent or any Lender unless Administrative Agent has approved the form of such Mortgage.

(ee) Environmental Covenants.

(i) Borrower covenants and agrees that so long as the Advances are outstanding (A) all uses and operations on or of each Financed SF Property owned by it shall be in compliance in all material respects with all Environmental Laws and permits issued pursuant thereto; (B) there shall be no Releases of Hazardous Materials in, on, under or from any Financed SF Property owned by it except in compliance with Environmental Laws and as would not be reasonably expected to result in a material liability; (C) Borrower shall prevent the release by Borrower or any of its employees, contractors, customers, vendors, invitees, or others under the control of or doing business with Borrower of any Hazardous Materials in, on or under any Financed SF Property owned by it, except those that are either (1) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and

(2) (x) in amounts not in excess of that necessary to operate or occupy the Financed SF Property owned by it or (y) fully disclosed to and approved by Administrative Agent in writing; and (D) it shall keep the Financed SF Properties owned by it free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of it or any other Person (the “Environmental Liens”).

(ff) Reimbursement of Expenses. On the date of execution of this Agreement, Borrower shall reimburse Administrative Agent for all reasonable expenses (including legal fees) incurred by Administrative Agent and Lenders on or prior to such date incurred in connection with the negotiation and documentation of this Agreement and the related Facility Documents, and diligence of the initial proposed SF Properties. From and after such date, Borrower shall promptly reimburse Administrative Agent for all such reasonable expenses as the same are incurred by Administrative Agent and Lenders.

(gg) Financial Covenants. The Guarantor and all of its subsidiaries on a consolidated basis shall, at all times, be in compliance with the Financial Covenants.

Section 13. Events of Default.Each of the following shall constitute an “Event of Default” under this Agreement:

(a)
Failure to Pay. Any Borrower shall default in the payment of (i) the Advances Outstanding on the Maturity Date or any payment of principal when due and payable pursuant to Section 2(h), (ii) any Facility Interest or Unused Fee is not paid when due and such non-payment is not cured within one (1) Business Day, or (iii) any other amount (including other fees, expenses, indemnities or other payment obligations) payable to Administrative Agent or Lenders hereunder or under any other Facility Document is not paid when due and such non-payment is not cured within three (3) Business Days after the date upon which written notice thereof is given to Borrower Representative by Administrative Agent.

(b)
Failure to Observe Covenants. (i) Any Borrower shall fail to perform or comply with any term or condition contained in Sections 12(c), (f), (g), (m), (q), (s), (v) or (y), or in subclauses (i), (ii), (iii), (vi), (vii), (ix), (xi), (xiii), (xiv), (xv), (xvii), (xviii), (xix) or (xx) of Section 12(r), (ii) any Borrower shall fail to perform or comply with any term or condition contained in subclauses (iv) or (x) of Section 12(r) and such failure specified in this subclause (ii) shall continue for a period of ten (10) Business Days after the earlier to occur of (1) the date upon which a Responsible Officer of such Borrower has knowledge of such failure and (2) the date upon which written notice thereof is given to such Borrower by Administrative Agent, (iii) any Borrower shall fail to perform or comply with any term or condition contained in subclause of Section 12(r) and such failure specified in this subclause (iii) shall continue for a period of five (5) Business Days after the earlier to occur of (1) the date upon which a Responsible Officer of such Borrower has knowledge of such failure and (2) the date upon which written notice thereof is given to such Borrower by Administrative Agent or (iv) any Borrower Party shall fail to perform or comply with any other term or condition contained in this Agreement or any other Facility Document and such failure specified in this subclause (iv) shall continue for a period of thirty (30) days after the earlier to occur of (1) the date upon which a Responsible Officer of any Borrower Party has knowledge of such failure and (2) the date upon which written notice thereof is given to Borrower Representative by Administrative Agent.

(c)
Misrepresentation. (i) Any representation or warranty by a Borrower contained in Sections 11(k), (s), (u), (v) or (w) of this Agreement shall be or shall have been or proved to be false in any material respect (without duplication of any materiality qualifier contained herein or therein) when made or deemed made, without regard to any knowledge or lack of knowledge thereof by Administrative Agent or any Lender, (ii) any other representation or warranty by a Borrower Party contained in this Agreement or any other Facility Document shall be or shall have been or proved to be false in any material respect (without duplication of any materiality qualifier contained herein or therein) when made or deemed made, without regard to any knowledge or lack of knowledge thereof by Administrative Agent or any Lender, and such failure specified in this subclause (ii) shall continue for a period of thirty (30) days after the earlier to occur of (1) the date upon which a Responsible Officer of any Borrower Party has knowledge of such failure and (2) the date upon which written notice thereof is given to Borrower Representative by Administrative Agent; provided that it shall not be an Event of Default under this clause (c) in the event of a breach of a representation or warranty contained on Schedule 2 to the Side Letter hereto so long as Borrowers comply with the requirements of Section 2(h)(i) within the times required thereunder or (iii) any of the representations and warranties set forth in this Agreement or any other Facility Document shall prove to have been false or misleading in any material respect as of the time made and such Borrower Party shall intentionally have made any such representations and warranties with knowledge that they were materially false or misleading at the time made.

(d)
Judgments. Any judgment or order or series of judgments or orders for the payment of money in an amount exceeding (i) $1,000,000 is rendered against any Borrower Party or (ii) $5,000,000 is rendered against Guarantor, in each case, by a court of competent jurisdiction, unless such judgment(s) or order(s) has, within thirty (30) days of the entry thereof, been paid, vacated, satisfied, dismissed or bonded pending appeal or which is covered by insurance (subject to applicable deductibles), the insurer in respect of which has accepted defense thereof subject only to customary reservations of rights.

(e)
Voluntary Bankruptcy; Appointment of Receiver. Any Borrower Party or Guarantor (i) becomes unable, or fails, or admits in writing its inability, to generally pay its debts as such debts become due, (ii) makes an assignment for the benefit of creditors, (iii) files a petition in bankruptcy, (iv) petitions or applies to any tribunal for any receiver or any trustee of such Person or any substantial part of the property of such Person, (v) commences any proceeding relating to such Person under any reorganization, arrangement, composition, readjustment, liquidation or dissolution law or statute of any jurisdiction, whether in effect now or after this Agreement is executed or (vi) the board of directors (or similar governing body) of such Person (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in this Section 13(e).

(f)
Involuntary Bankruptcy. If, (i) within sixty (60) days after the filing of a bankruptcy petition or the commencement of any proceeding against any Borrower Party or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the proceeding shall not have been dismissed, (ii) within thirty (30) days after the appointment, without the consent or acquiescence of such Person, of any trustee, receiver or liquidator of such Person or all or any substantial part of the properties of such Person, the appointment shall not have been vacated or (iii) any order for relief is granted in any bankruptcy proceeding against such Person.

(g)
Defaults Under Other Indebtedness. Any Borrower Party or Guarantor shall be in default beyond any applicable grace period under (A) (i) any indebtedness of such Borrower Party that is in an amount equal to or greater than $1,000,000 or (ii) any indebtedness of the Guarantor that is in an amount equal to or greater than $5,000,000 or (B) any other financing, hedging, security or other agreement or contract between such Borrower Party or Guarantor on the one hand, and Administrative Agent or any of its Affiliates on the other.

(h)
Event of ERISA Termination. The occurrence of an Event of ERISA Termination that would reasonably be expected to have a Material Adverse Effect.

(i)
Asset Manager Event of Default. Any Asset Manager Event of Default occurs and the Asset Manager is not replaced with Radian Real Estate Management LLC or such other successor Asset Manager acceptable to Administrative Agent, in its sole discretion, within thirty (30) days; provided, however, such Asset Manager Event of Default may be waived in writing by Administrative Agent in its sole and absolute discretion on or prior to the thirtieth (30th) day.

(j)
Asset Manager Termination. Any Asset Manager is terminated in accordance with the Asset Management Agreement and such Asset Manager is not replaced with Radian Real Estate Management LLC or such other successor Asset Manager acceptable to Administrative Agent within thirty (30) days after such termination.

(k)
Change in Control. A Change in Control shall occur that was not otherwise consented to in writing by Administrative Agent in its sole and absolute discretion.

(l)
Facility Documents. At any time after the execution and delivery thereof, (i) this Agreement or any other Facility Document ceases to be in full force and effect in all material respects or shall be declared null and void (other than by termination in accordance with the terms hereof or thereof), or Administrative Agent shall not have or shall cease to have a valid and perfected Lien in all or any material portion of the Collateral (other than any Mortgage prior to a Mortgage Event) purported to be covered by the Facility Documents with the priority required by the Facility Documents, in each case, other than as a result of any action or inaction by Administrative Agent, any Lender or any of their respective Affiliates or (ii) any Borrower, the Asset Manager (so long as it is Guarantor or an Affiliate of Guarantor), the Guarantor or any of their respective Affiliates shall contest the validity or enforceability of any Facility Document in writing or deny in writing that it has any further liability under any Facility Document to which it is a party.

(m)
Guarantor Default. Guarantor shall be in default beyond any applicable cure period under the Limited Guaranty and such default shall be continuing, and such default includes the failure to pay a material obligation with respect to the Limited Guaranty.

(n)
Assignment. An assignment or attempted assignment by any Borrower Party of this Agreement or assignment or attempted assignment by Guarantor of the Limited Guaranty without first obtaining the specific prior written consent of Administrative Agent.
(o)
Securities Law Violation. Any Borrower Party shall have become an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(p)
Guarantor Financial Covenants. The failure by Guarantor to be in compliance with any Financial Covenant.

(q)
Lien Not First Priority. Administrative Agent for the benefit of the Lenders shall fail for any reason to have a first priority perfected security interest in any portion of the Pledged Collateral or, other than Permitted Liens, any other Collateral (other than with respect to any Mortgage prior to a Mortgage Event).

(r)
Material Adverse Effect. A Material Adverse Effect shall have occurred as determined by Administrative Agent in its discretion.

(s)
Financial Statements. Guarantor’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein are qualified or limited by reference to the status of any Borrower Party as a “going concern” or a reference of similar import.

(t)
Dissolution. Any action is taken that is intended to result, or results, in the dissolution, liquidation or termination of the existence of any Borrower Party or Guarantor.

(u)
Insolvency Opinions. Any of the assumptions contained in any non-consolidation opinion letter delivered by DLA Piper on the Closing Date or by any other firm in connection with any Joinder Agreement is, or shall become, untrue in any respect.

Section 14. Remedies.If an Event of Default occurs and is continuing, the following rights and remedies are available to Administrative Agent and the Lenders:

(i)
Subject to the terms and conditions provided for in Section 14(b) below, at the option of Administrative Agent or the Lenders, as applicable, exercised by written notice to Borrower Representative (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Insolvency Event of a Borrower Party or Guarantor), all Secured Obligations shall be deemed immediately due and payable (the date on which such option is exercised or deemed to have been exercised being referred to hereinafter as the “Accelerated Repayment Date”).

(ii)
If Administrative Agent or the Lenders exercise or are deemed to have exercised the option referred to in Section 14(a)(i),

(A)
(1) each Borrower’s obligations to repay all Advances at the Aggregate Repayment Amount shall thereupon become immediately due and payable, (2) all Income paid after such exercise or deemed exercise shall be retained by Administrative Agent and applied to the aggregate unpaid Aggregate Repayment Amount and any other amounts owed by such Borrower hereunder, and (3) Borrowers shall immediately deliver to Administrative Agent any

Financed SF Properties securing the Advances then in Borrower’s possession or control, including SF Property; and

(B)
to the extent permitted by any Requirement of Law, the Repayment Amount with respect to each such Advance (determined as of the Accelerated Repayment Date) shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis (as applicable) for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but excluding the date of payment of the Repayment Amount as so increased, (x) the Default Rate in effect following an Event of Default to (y) the Repayment Amount for such Advance as of the Accelerated Repayment Date.

(iii)
Administrative Agent shall have the right to obtain physical possession of all files of each Borrower Party relating to the Financed SF Properties and the Collateral and all documents relating to the Financed SF Properties and the SF Property related thereto which are then or may thereafter come in to the possession of a Borrower Party or any third party acting for a Borrower Party and each Borrower Party shall deliver to Administrative Agent such assignments as Administrative Agent shall request. Administrative Agent shall be entitled to specific performance of all agreements of each Borrower Party contained in Facility Documents.

(iv)
Administrative Agent, or Administrative Agent through its Affiliates or designees, may elect any or all of the following remedies (A) foreclose any Mortgage in part or in full, (B) sell, at a public or private sale at such price or prices as Administrative Agent may deem satisfactory any or all of the Financed SF Properties and Collateral and (C) retain such Financed SF Properties and Collateral and give the related Borrower credit for such Financed SF Properties in an amount equal to an Evaluation of the related SF Property, which Evaluation must be dated no earlier than thirty (30) days prior to the date of such retention, delivered to Administrative Agent by the Valuation Agent, at the applicable Borrower’s sole cost and expense. The net proceeds of any disposition of Financed SF Properties and Collateral effected pursuant to the foregoing shall be applied as determined by Administrative Agent to satisfy the Secured Obligations hereunder in full, and any remaining amounts shall be distributed to Borrowers.

(v)
Borrowers shall be liable to Administrative Agent for (A) the amount of all actual expenses, including documented legal fees and expenses, actually incurred by Administrative Agent in connection with or as a consequence of an Event of Default, (B) all actual costs incurred in connection with covering transactions or hedging transactions, and (C) any other actual loss, damage, cost or expense arising or resulting from the occurrence of an Event of Default.

(b)
Each Lender, by entering into this Agreement or an Assignment and Assumption Agreement, acknowledges and agrees that, subject to the proviso at the end of the next sentence, following the occurrence of an Event of Default, all rights and remedies of the Lenders hereunder shall be exercised by the Administrative Agent at the direction and under the control of the Required Lenders and may result in Lenders, including, without limitation, Class B

Lenders, receiving less than the full amount of the Secured Obligations owing to such Lender. Subject to the proviso at the end of this sentence, the Required Lenders shall have the sole authority to, without limitation, declare or waive a Default of Event of Default, accelerate any of the Secured Obligations, direct the Administrative Agent to commence or refrain from commencing any enforcement proceedings whatsoever pursuant to any of the Facility Documents or take any other action permissible hereunder or under applicable law, provided that, so long as the Required Class A Lenders are the Required Lenders:

(i)
Only the Class A Lenders shall be permitted to waive, in their sole discretion, the occurrence of an Event of Default pursuant to Section 13(a) with respect to amounts due and payable to the Class A Lenders;

(ii)
Only the Class B Lenders shall be permitted to waive, in their sole discretion, the occurrence of an Event of Default pursuant to Section 13(a) with respect to amounts due and payable to the Class B Lenders;

(iii)
The Class A Lenders shall have the right but not the obligation, upon written notice to the Class B Lenders, to waive any Event of Default (other than an Event of Default pursuant to Section 13(a) with respect to the Class B Lenders), provided that, once the Class B Lenders receive such notice from the Class A Lenders, the Class B Lenders will have five (5) Business Days to object in writing to such waiver with the basis for such objection being that the waiver of the Event of Default would have a material effect, or a reasonable likelihood of a material effect, on the Class B Lenders’

(A) rights as a Lender, (B) ability to be repaid or (C) collateral position, in which case, the Class A Lenders shall not waive such Event of Default without the Class B Lenders’ consent, provided further, that if the Class A Lenders determine in their sole discretion that not waiving such Event of Default would be materially prejudicial on the Class A Lenders’ (A) rights as a Lender, (B) ability to be repaid or (C) collateral position, then the Class A Lenders’ decision to waive such Event of Default shall govern;

(iv)
The Class B Lenders, upon giving one hundred fifty (150) days’ prior written notice to the Class A Lenders, shall be permitted to declare an Event of Default (subject to the terms and conditions of this Section 14(b)) if the Class A Lenders have not declared such Event of Default by the one hundred fiftieth (150th) day after the Class A Lenders’ receipt of such notice from the Class B Lenders; provided that, the Class B Lenders shall not be permitted to declare an Event of Default if such Event of Default has been waived by the Class A Lenders or the Administrative Agent in accordance with the provisions of this Section; provided further that, the Class B Lenders shall be permitted to take such actions (whether before or after the expiration of such one hundred fifty

(150) day period) as may be reasonably necessary to preserve or toll the Class B Lenders’ rights (including with respect to any applicable statute of limitations or filing a proof of claim in an insolvency proceeding);

(v)
The Required Lenders shall provide prior written notice to the Class B Lenders (the “Exercise Notice”) of their intent to commence the exercise of remedies under this Agreement and the Class B Lenders shall have the right, but not the obligation, with written notice to the Class A Lenders (the “Purchase Option Notice”) not later than five (5) Business Days after their receipt of such Exercise Notice, to elect to purchase the Class A Advances Outstanding at such time for an amount equal to the full amount of the Secured Obligations owing to the Class A Lenders at such time (the “Purchase Option”); provided that such Purchase Option must be completed within ten (10) Business Days of the Class A Lenders’ receipt of the Purchase Option Notice (the “Purchase Deadline”); provided, further, that the Purchase Deadline shall be automatically extended to fifteen (15) Business Days after the Class A Lenders’ receipt of the Purchase Option Notice if the Class B Lenders shall have (A) provided written certification to the Class A Lenders that the Class B Lenders have duly called the capital required to complete the Purchase Option and (B) delivered a non-refundable cash deposit to the Class A Lenders in an amount equal to ten percent (10%) of the Secured Obligations owing to the Class A Lenders at such time; provided, further, that the Class A Lenders shall not take any enforcement action during such five (5), ten (10) and fifteen (15) Business Day periods referenced above except to the extent such Class A Lenders or the Administrative Agent determine is necessary to protect and/or preserve the rights of such Class A Lenders hereunder; provided, further, that in the event the Class B Lenders shall fail to consummate the Purchase Option on or prior to the Purchase Deadline, the Class B Lenders shall not have any further Purchase Option right with respect to the Class A Advances Outstanding hereunder;

(vi)
Upon the occurrence of an Event of Default pursuant to which the Class A Lenders exercise their remedies under Article 9 of the UCC, the Class B Lenders shall be permitted to credit bid the amount of the Secured Obligations owed by Borrower to Class B Lenders so long as the net proceeds from the exercise of such remedies satisfy the Class A Lenders in full in accordance with Requirements of Law; and

(vii)
upon the occurrence of an Insolvency Event of a Borrower Party or Guarantor, nothing will impair the Class A Lenders’ or Class B Lenders’ rights in its capacity as an unsecured creditor of any Borrower Party or Guarantor.

(c)
Each Borrower acknowledges and agrees that (A) in the absence of a generally recognized source for prices or bid or offer quotations for any Financed SF Properties and Collateral, Administrative Agent may establish the source therefor in its sole discretion and (B) all prices, bids and offers shall be determined together with accrued Income. Each Borrower recognizes that it may not be possible to purchase or sell all of the Financed SF Properties and Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Financed SF Properties and Collateral may not be liquid at such time. In view of the nature of the Financed SF Properties and Collateral, each Borrower agrees that liquidation of the Financed SF Properties and Collateral does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Administrative Agent may elect, in its sole discretion, the time and manner of liquidating any Financed SF Properties and Collateral, and nothing contained herein shall obligate Administrative Agent to liquidate any Financed SF Properties and Collateral on the occurrence and during the continuance of an Event of Default or to liquidate all of the Financed SF Properties and Collateral in the same manner or on the same Business Day. Administrative Agent may exercise one or more of the remedies available hereunder immediately upon the occurrence of an Event of Default and at any time thereafter without notice to Borrowers. All rights and remedies arising under this Agreement are cumulative and not exclusive of any other rights or remedies which Administrative Agent may have.

(d)
Administrative Agent may enforce its and each Lender’s rights and remedies hereunder without prior judicial process or hearing, and each Borrower hereby expressly waives any defenses such Borrower might otherwise have to require Administrative Agent to enforce its rights by judicial process. Each Borrower also waives any defense (other than a defense of payment or performance) such Borrower might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Collateral, or from any other election of remedies. Each Borrower recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.

(e)
Without limiting the rights of Administrative Agent hereto to pursue all other legal and equitable rights available to Administrative Agent for a Borrower’s failure to perform its obligations under this Agreement, each Borrower acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and Administrative Agent shall be entitled to specific performance, injunctive relief, or other equitable remedies in the event of any such failure. The availability of these remedies shall not prohibit Administrative Agent from pursuing any other remedies for such breach, including the recovery of monetary damages.

(f)
Administrative Agent shall have, in addition to its rights and remedies under the Facility Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Administrative Agent and a Borrower Party. Without limiting the generality of the foregoing, Administrative Agent shall be entitled to set off the proceeds of the liquidation of the Financed SF Properties and Collateral against all of the Secured Obligations owed to Administrative Agent, whether or not such obligations are then due, without prejudice to Administrative Agent’s right to recover any deficiency.

(g)
In connection with the enforcement of any Mortgage Documents recorded after a Mortgage Event, the terms of the Mortgage Documents shall control over any contrary provisions set forth herein.

(h)
No right or remedy herein conferred upon the Administrative Agent is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise may be exercised separately or in any combination.

(i)
No course of dealing between any Borrower Party, on the one hand, and the Administrative Agent or any Lender, on the other hand, or any failure or delay on any Lender or the Administrative Agent’s part in exercising any rights or remedies hereunder or under any

Facility Document shall operate as a waiver of any rights or remedies of the Administrative Agent or any Lender and no single or partial exercise of any rights or remedies hereunder or thereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder.

(j)
For the avoidance of doubt, any sales, use, excise, value-added, gross receipts (in the nature of a sales tax), services, consumption, and other similar transaction-based taxes, however designated, that are properly levied by any Governmental Authority upon or in respect of the exercise of rights and remedies by the Administrative Agent and the Lenders under this Agreement shall be deemed to be, for all purposes, an Advance.

Section 15. Indemnification and Expenses.Each Borrower agrees to hold Administrative Agent, each Lender, Calculation Agent and Paying Agent, and their respective Affiliates and their respective officers, directors, employees, agents and advisors (each an “Indemnified Party”) harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, fees, costs and expenses of any kind (including fees of counsel) which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, “Costs”), relating to or arising out of this Agreement, any other Facility Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any other Facility Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Indemnified Party’s bad faith, fraud, negligence (or, in the case of the Calculation Agent and Paying Agent, gross negligence) or willful misconduct. Without limiting the generality of the foregoing, each Borrower agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Collateral, including SF Properties, which, in each case, results from anything other than the Indemnified Party’s bad faith, fraud, negligence (or, in the case of the Calculation Agent and Paying Agent, gross negligence) or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of any Collateral, Borrowers will save, indemnify and hold such Indemnified Party harmless from and against all expenses, losses or damages suffered by reason of any defense, set-off, counterclaim, recoupment, reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by a Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Borrower. Each Borrower also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all the Indemnified Party’s costs and expenses (including the reasonable fees and disbursements of its counsel) incurred in connection with the enforcement or the preservation of Administrative Agent and Lenders’ rights under this Agreement, any other Facility Document or any transaction contemplated hereby or thereby. This Section 15(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, costs or expenses arising from any non-Tax claim.

(b)
Borrowers agree to pay as and when billed by Administrative Agent all of the out-of-pocket costs and expenses incurred by Administrative Agent and Lenders in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, any other Facility Document or any other documents prepared in connection herewith or therewith, including legal fees and expenses and an annual structured finance audit performed by a third party auditor. Borrowers agree to pay as and when billed by Administrative Agent all of the costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including filing fees and all the fees, disbursements and expenses of counsel to Administrative Agent and Lenders, which amounts with respect to the consummation of the transactions contemplated hereby incurred prior to the date hereof shall be paid pursuant to Section 2(e)(viii)(B) in connection with the initial Advance hereunder. Borrowers agree to pay Administrative Agent all the due diligence, inspection, testing and review costs and expenses incurred by Administrative Agent and Lenders with respect to SF Property pledged by a Borrower to secure Advances under this Agreement, including, but not limited to, those out-of-pocket costs and expenses incurred by Administrative Agent and Lenders pursuant to Sections 15(b) and 18 hereof.

(c)
Borrowers hereby acknowledge that the Secured Obligations of Borrower from time to time to pay the Repayment Amount, the Facility Interest, and all other amounts due under this Agreement shall be full recourse obligations of Borrowers.

Section 16. Property Management.Each Borrower shall at all times during the term of this Agreement and during which any Advance is outstanding, cause each SF Property to be managed by the Asset Manager under the applicable Asset Management Agreement or, only after an Asset Manager Event of Default, by such other Person as is acceptable to Administrative Agent in its sole discretion (having due regard for Borrower preference), such property management to be at all times conducted in strict accordance with those property management or sales practices of prudent institutions that (i) manage single family and 2-4 family residential homes for sale of the same type as such SF Property in the jurisdiction where the related SF Property is located, (ii) employ procedures intended to produce the highest possible net present value on the SF Properties for the related Borrower and Lenders, and (iii) exercise at least the same care, skill, attention, prudence, time and diligence that a prudent real estate manager acting in a like capacity would exercise managing similar properties giving due consideration to clauses (i) and (ii) of this Section 16(a) and Requirements of Law.

(b)
OFFERPAD SPE BORROWER A, LLC shall establish and maintain the Operating Account with the Account Bank.

(c)
Each Borrower shall deposit and remit all Income received by such Borrower on account of the Financed SF Properties in strict compliance with the provisions of Section 4(a) hereof.

(d)
If a Borrower should discover that, for any reason whatsoever, Asset Manager or any Subcontractor is in default of the property management provisions of the SPE Agreements or any related Subcontractor Agreement, respectively, such Borrower shall promptly notify Administrative Agent. Following delivery such notice, upon the written request of Administrative Agent, such Borrower shall cooperate in replacing Asset Manager or such Subcontractor with a new property manager or subcontractor acceptable to Administrative Agent.

(e)
Back-Up Manager.

(i)
The Back-Up Manager shall maintain current records and systems concerning the SF Properties in order to enable it to timely and efficiently assume the responsibilities of the Asset Manager in accordance with the terms and conditions of this Agreement and the Asset Management Agreement.

(ii)
Following an Asset Manager Event of Default, the Administrative Agent shall have the option, in its sole discretion, to arrange for the delivery to the Back-Up Manager of all of the Property Documents, which shall contain sufficient data to permit the Back-Up Manager to assume the duties of the Asset Manager hereunder without delay.

(iii)
Following an Asset Manager Event of Default, and if directed by the Administrative Agent in its sole discretion, the Back-Up Manager shall use reasonable efforts to diligently complete the physical transfer of files from the terminated Asset Manager with the cooperation of such defaulting party. From and after the date physical transfer is completed (the “Back-Up Manager Transfer Date”), the Administrative Agent shall have the option, in its sole discretion, to direct the Back-Up Manager to manage the SF Properties in accordance with the provisions of this Agreement, the Diligence Agent Agreement and the Asset Management Agreements with all the rights and obligations of the Asset Manager and the Back-Up Manager, or following an Event of Default, such other agreement as may be entered into between the Administrative Agent and the Back-Up Manager and shall have no liability or responsibility with respect to any obligations of the defaulting party, arising or accruing prior to the Back-Up Manager Transfer Date. The Administrative Agent, if it determines in its reasonable discretion that enforcement rights and/or remedies are available to the Lenders against the terminated Asset Manager and it is prudent under the circumstances to enforce such rights, agree to enforce their rights under this Agreement against the terminated Asset Manager, including any rights they have to enforce each terminated Asset Manager’s obligation to fully cooperate in the orderly transfer and transition of management obligations and otherwise comply with the terms of this Agreement and the Asset Management Agreement. In the event that the Back-Up Manager discovers or becomes aware of any errors in any records or data of the terminated Asset Manager which impairs its ability to perform its duties hereunder, the Back-Up Manager shall notify the Administrative Agent in writing of such errors and shall, at the terminated Asset Manager’s expense and upon the Administrative Agent’s direction, undertake to correct or reconstruct such records or data.

(iv)
From and after the date of this Agreement until the Back-Up Manager Transfer Date, the Asset Manager shall provide or cause to be provided to the Back-Up Manager on each ~~Reporting~~Remittance Date, in electronic form, a complete data tape of the SF Properties and such other information as the Administrative Agent may reasonably deem necessary, including all information necessary to determine the Asset Purchase Price, and shall make available to the Back-Up Manager a copy of the Periodic Remittance Report. In addition, the Asset Manager shall provide all other documents and materials as are commercially reasonably requested by the Back-Up Manager at the request of the Administrative Agent, the Back-Up Manager may perform an initial comprehensive data integrity review and a monthly review of this information to determine whether it provides adequate information to enable the Back-Up Manager to perform its obligations hereunder as the Back-Up Manager. To the extent that the Back-Up Manager determines within ten (10) days of its receipt of such information that such information is inadequate for the Back-Up Manager to perform its obligations as the Back-Up Manager, the Back-Up Manager will provide prompt written notice to the

Administrative Agent, the Borrower Representative and the Asset Manager identifying any deficiencies in such information that do not enable the Back-Up Manager to perform its obligations as the Back-Up Manager. The Asset Manager shall use its reasonable efforts to provide any such deficient information to the Back-Up Manager within ten (10) days of receipt of such notice from the Back-Up Manager.

(v)
At the request of the Administrative Agent, within ten (10) Business Days of the date of receipt from the Asset Manager, the Back-Up Manager shall, in order to understand the purpose of each data field (and the interrelationships among such data fields), review the form of Periodic Remittance Report, each in the form agreed to by the Asset Manager, the Administrative Agent and the Back-Up Manager. In such case, provided the data in the Periodic Remittance Report are in a format readable by the Back-Up Manager, the Back-Up Manager shall create a set of conversion routines and database mapping programs, as necessary, that will enable the Back-Up Manager to (i) receive such data from the Asset Manager on a monthly basis and to ensure that the data is readable, and (ii) independently generate such Periodic Remittance Reports, as applicable, following the Back-Up Manager Transfer Date.

(vi)
On a monthly basis, the Back-Up Manager shall (x) verify receipt of the Periodic Remittance Report required to be delivered by the Asset Manager, and (y) verify that such records and data are in a readable format.

(vii)
The Back-Up Manager shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation shall become effective until a successor shall have assumed the responsibilities and obligations of the resigning party hereunder. Notwithstanding the foregoing, the Back-Up Manager may cause all of the obligations and duties imposed on it by this Agreement to be assumed by, and may assign its rights, benefits or privileges hereunder to, with the prior written approval of the Administrative Agent, a successor, upon its delivery to the Administrative Agent of the assumption by the assignee of all of the obligations and duties of the Back-Up Manager.

Section 17. Paying Agent; Calculation Agent.

(a)
Paying Agent.

(i)
Administrative Agent hereby appoints Wells Fargo Bank, National Association as the initial Paying Agent. All payments of amounts due and payable in respect of the Secured Obligations that are to be made from amounts withdrawn from the Collection Account pursuant to Section 4(c) shall be made on behalf of Borrowers by Paying Agent, in accordance with the written instruction of Administrative Agent pursuant to Section 4(c). On the Facility Termination Date, all funds then held by any Paying Agent under this Agreement shall, upon demand of Borrowers, be paid to Administrative Agent to be held and applied according to Section 4(c), and thereupon such Paying Agent shall be released from all further liability with respect to such funds.

(ii)
On each Remittance Date, Borrowers shall pay to Paying Agent the Paying Agent Fee pursuant to Section 4(c)(i).

(iii)
Paying Agent hereby agrees that, subject to the provisions of this Section 18(a), it shall:

(A)
hold any sums held by it for the payment of amounts due with respect to the Secured Obligations in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(B)
give Administrative Agent notice of any default by any Borrower of which it has actual knowledge in the making of any payment required to be made with respect to the Secured Obligations;

(C)
at any time during the continuance of any Event of Default, upon the written instruction of Administrative Agent (a copy of which shall be provided by Administrative Agent to Borrower Representative), forthwith pay to Administrative Agent any sums due to Administrative Agent so held in trust by Paying Agent; and

(D)
provide to Lenders such information as is required to be delivered under the Code or any State law applicable to the particular Paying Agent, relating to payments made by Paying Agent under this Agreement.

(iv)
Any successor paying agent shall be appointed by Administrative Agent, subject to providing notice thereof to Lenders and Borrower Representative. Administrative Agent and Borrower Representative shall mutually agree in writing on the fees required to engage the services of any such successor paying agent to the extent that such fees exceed those paid to the prior Paying Agent and upon such mutual agreement, such approved fee shall constitute the Paying Agent Fee.

(v)
Borrowers shall indemnify Paying Agent and its officers, directors, employees and agents (each, a “PA Party” and collectively, the “PA Parties”) for, and hold them harmless against, any loss, liability, damage, cost or expense (including reasonable attorneys’ fees) incurred in connection with or arising out of (A) the performance of its obligations under and in accordance with this Agreement, including without limitation the costs and expenses of (x) investigating any claim or allegation relating to the exercise or performance of any of its powers or duties under this Agreement, and (y) preparing for, and prosecuting or defending itself against any investigation, dispute or legal proceeding, whether pending or threatened, related to any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement; (B) pursuing enforcement (including without limitation by means of any action, claim, or suit brought by Paying Agent for such purpose) of any indemnification or other obligation of Borrowers (the indemnification afforded under this subclause (B) to include, without limitation, any legal fees, costs and expenses incurred by Paying Agent in connection therewith), and (C) the gross negligence, willful misconduct or actual fraud of any Borrower in the performance of its duties hereunder, except in each case to the extent any such loss, liability or expense results from the gross negligence, willful misconduct or actual fraud of Paying Agent or any PA Party (in each case, as determined by a court of competent jurisdiction or as otherwise agreed to by the parties). All such amounts shall be payable in accordance with Section 4(c). In the event any such indemnity amounts are distributed to Paying Agent from the Collection Account pursuant to Section 4(c) prior to deposit by Borrowers of such indemnity amounts therein, the obligation of reimbursement by Borrowers with respect to such indemnity amounts will instead be payable to the Collection Account. The foregoing indemnification shall survive the termination of this Agreement.

(vi)
Paying Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Paying Agent in such capacity herein. No implied covenants or obligations shall be read into this Agreement against Paying Agent, and no permissive right or privilege of Paying Agent shall be construed as a duty. In the absence of gross negligence, fraud or willful misconduct on the part of Paying Agent, Paying Agent may conclusively rely and shall be protected in relying upon the truth of any statements and written direction or instruction and the correctness of the opinions expressed in any certificates or opinions furnished to Paying Agent pursuant to and conforming to the requirements of this Agreement. In no event shall Paying Agent be liable for any special, indirect, consequential or punitive damages, even if Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(vii)
Paying Agent shall not be liable for (A) an error of judgment made in good faith by one of its officers; or (B) any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred by this Agreement or at the direction of Administrative Agent relating to the exercise of any power conferred upon Paying Agent under this Agreement, in each case, unless it shall be proved that Paying Agent shall have been grossly negligent in ascertaining the pertinent facts or have acted with actual fraud or willful misconduct.

(viii)
Paying Agent shall not be charged with knowledge of any Default, Event of Default or Early Amortization Trigger unless a Responsible Officer of Paying Agent obtains actual knowledge of such event or Paying Agent receives written notice of such event from Borrowers or Administrative Agent, as the case may be.

(ix)
Without limiting the generality of this Section 17(a), Paying Agent shall have no duty (A) to record, file or deposit this Agreement or any agreement referred to herein or prepare or file any financing statement or continuation statement evidencing a security interest in the Collateral, or maintain any such recording, filing or depositing or to subsequently record, re-file or redeposit any of the same, (B) to pay or discharge any Taxes, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Assets, (C) to confirm, recalculate or verify the contents, accuracy or completeness of any reports or certificates of Administrative Agent or Calculation Agent delivered to Paying Agent pursuant to this Agreement believed by Paying Agent to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of Borrowers’ representations, warranties or covenants under this Agreement or any other Facility Document.

(x)
Paying Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Paying Agent to perform, or be responsible for the manner of performance of, any of the obligations of Borrowers under this Agreement.

(xi)
Paying Agent may conclusively rely in good faith and shall be protected in acting or refraining in good faith from acting upon any resolution, any certificate of a Responsible Officer of Administrative Agent, any Periodic Remittance Report, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

(xii)
Paying Agent may consult with nationally recognized counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by Paying Agent in good faith and in accordance therewith. In connection with any request that Paying Agent take any action or refrain from taking any action outside the scope of this Agreement, Paying Agent shall be entitled to request and conclusively rely upon, and shall be protected in acting or refraining from acting upon, an officer’s certificate or opinion of counsel. Any opinion of counsel requested by Paying Agent shall be an expense of Borrower.

(xiii)
Paying Agent shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement (except to comply with its obligations under this Agreement and any other Facility Document to which it is a party) or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of Administrative Agent pursuant to the provisions of this Agreement, unless Administrative Agent, on behalf of the Indemnified Parties, shall have offered to Paying Agent security or indemnity reasonably satisfactory to Paying Agent against the costs, expenses and liabilities that may be incurred therein or thereby.

(xiv)
Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Administrative Agent; provided, that if the payment within a reasonable time to Paying Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of Paying Agent, not reasonably assured by Borrowers, Paying Agent may require indemnity reasonably satisfactory to Paying Agent from Lenders against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by Borrowers.

(xv)
Paying Agent shall not be responsible for the acts or omissions of Administrative Agent, Calculation Agent (unless the same entity is then acting as Calculation Agent and Paying Agent), Borrowers, any Lenders or any other Person.

(xvi)
Any Person into which Paying Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which to Paying Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of Paying Agent, shall be the successor of Paying Agent under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(xvii)
Paying Agent does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the SF Properties or the Collateral.

(xviii)
Paying Agent is authorized, in its good faith discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered into by any court affecting such property or any part thereof, then and in any of such events Paying Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside or vacated.

(xix)
Paying Agent may: (A) terminate its obligations as Paying Agent under this Agreement (subject to the terms set forth herein) upon at least thirty (30) days’ prior written notice to Borrower Representative, Lenders and Administrative Agent; provided, however, that, without the consent of Administrative Agent, such resignation shall not be effective until a successor paying agent acceptable to Administrative Agent shall have accepted appointment as Paying Agent, pursuant hereto and shall have agreed to be bound by the terms of this Agreement; or (B) be removed upon at least thirty (30) days’ prior written notice (or such shorter period as shall be acceptable to Paying Agent) by Administrative Agent, delivered to Paying Agent, Lenders and Borrower Representative;

provided, however, that without the consent of Administrative Agent, such removal shall not be effective until a successor paying agent acceptable to Administrative Agent shall have accepted appointment as Paying Agent pursuant hereto and shall have agreed to be bound by the terms of this Agreement. In the event of such termination or removal, Administrative Agent shall make reasonable efforts to appoint a successor paying agent. If, however, a successor paying agent is not appointed by Administrative Agent within ninety (90) days after the giving of such notice of resignation, Paying Agent may petition a court of competent jurisdiction for the appointment of a successor paying agent, and the costs of such petition shall be paid by Borrowers.

(xx)
Any successor paying agent appointed pursuant hereto shall execute, acknowledge, and deliver to Administrative Agent, Borrower Representative and to the predecessor Paying Agent an instrument accepting such appointment under this Agreement. Thereupon, the resignation or removal of the predecessor Paying Agent shall become effective and such successor paying agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Paying Agent under this Agreement, with like effect as if originally named as Paying Agent. The predecessor Paying Agent shall, upon payment of its outstanding fees and expenses, deliver to the successor paying agent all documents and statements and monies held by it under this Agreement; and Administrative Agent and the predecessor Paying Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor paying agent all such rights, powers, duties, and obligations.

(xxi)
In the event Paying Agent’s appointment hereunder is terminated without cause, Administrative Agent shall (A) reimburse Paying Agent for the reasonable out-of-pocket expenses of Paying Agent incurred in transferring any funds in its possession to the successor paying agent and (B) if such termination occurs on or prior to the first anniversary of the appointment of such Paying Agent, pay to the terminated Paying Agent a termination fee equal to the unearned prorated portion of Paying Agent Fee for that first year.

(xxii)
Borrower Parties hereby agree, in connection with an appointment of a successor paying agent, to negotiate in good faith any modifications to this Agreement related to the rights and obligations of Paying Agent which are commercially reasonably requested by such successor paying agent; provided that, the effect of any such modifications shall not increase the obligations of any Borrower Party.

(xxiii)
Knowledge or information acquired by (A) Wells Fargo Bank, National Association in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Wells Fargo Bank, National Association in any of its other capacities hereunder or under such other documents except to the extent their respective duties are performed by Responsible Officers in the same division of Wells Fargo Bank, National Association, and (B) any Affiliate of Wells Fargo Bank, National Association shall not be imputed to Wells Fargo Bank, National Association in any of its respective capacities hereunder and vice versa.

(xxiv)
Other than with respect to any information that Paying Agent has an express duty hereunder to review, Paying Agent shall not be deemed to have knowledge of any fact or matter for purposes of this Agreement unless a Responsible Officer of Paying Agent (A) has actual knowledge thereof or (B) receives written notice with respect thereto.

(xxv)
Paying Agent shall not be under any obligation to take any action in the performance of its respective duties hereunder that would be in violation of applicable law.

(xxvi)
The recitals contained herein shall not be taken as the statements of Paying Agent and Paying Agent assumes no responsibility for their correctness.

(xxvii)
The parties hereto acknowledge that in accordance with the Anti-Money Laundering Laws, including without limitation the Patriot Act, and regulations promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control, Paying Agent is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with Paying Agent. Each party hereby agrees that it shall provide Paying Agent with such information in its possession as Paying Agent may reasonably request from time to time in order to comply with any applicable requirements of the Anti-Money Laundering Laws and related regulations.

(xxviii)
For purposes of satisfying any information collection and tax reporting obligations under the Code and Treasury Regulations (including, without limitation and to the extent applicable, any cost basis reporting obligations thereunder), each Borrower and each Lender agrees to provide to Paying Agent all information in its possession required by the Code and Treasury Regulations to be provided by such person (or as reasonably requested by Paying Agent), to permit Paying Agent to satisfy its obligations thereunder.

(xxix)
Paying Agent may delegate or perform any of its duties under this Agreement by or through sub-agents appointed by Paying Agent.

(b)
Calculation Agent.

(i)
Wells Fargo Bank, National Association is hereby appointed as the initial Calculation Agent and is authorized to take such actions and to exercise such powers and perform such duties as are expressly delegated to Calculation Agent by the terms hereof, together with such other powers as are reasonably incidental thereto.

(A)
The duties of Calculation Agent hereunder shall be limited to (x) verifying and preparing calculations (collectively, the “Calculations”) with respect to each Advance Request, each Optional Repayment, each ~~Period~~Periodic

Remittance Report and each compliance certificate based solely on information provided to Calculation Agent by Borrowers, in each case, as set forth on a calculations schedule agreed to in writing by Borrowers, Calculation Agent and Administrative Agent and appended hereto as Schedule 5 (which such Schedule may be amended from time to time pursuant to the written agreement of Calculation Agent and Administrative Agent), (y) determining the ~~One-month LIBOR~~Benchmark hereunder and (z) maintaining the records set forth in Section 2(e).

(B)
Calculation Agent shall verify and prepare the Calculations as set forth herein. Calculation Agent shall use good faith efforts in verifying and preparing any Calculations.

(C)
In the event of a discrepancy between the calculations received by Calculation Agent and the results of the verification conducted by Calculation Agent, Calculation Agent shall give prompt written notice (which may be in electronic form) of such discrepancy to Borrower Representative and Administrative Agent, and Calculation Agent shall work with such parties in good faith to resolve such discrepancy. In each case, the final result agreed to by the parties with respect to such Calculations shall be approved in writing (which may be in electronic form) by Borrower Representative and Administrative Agent.

(D)
Each of Borrowers, Lenders and Administrative Agent agree that so long as Calculation Agent complies with the terms of clauses (B) and (C) above, Calculation Agent shall have no liability with respect to any Calculations that are verified and prepared by Calculation Agent (including pursuant to consultations described in clause (C) above) that are subsequently determined to be incorrect, except to the extent of Calculation Agent’s fraud, gross negligence or willful misconduct. For avoidance of doubt, such exculpation from liability shall include, without limitation, any loss, liability or expense of Lenders incurred as a result of lending to Borrowers based on any such erroneous calculations.

(ii)
On each Remittance Date, Borrowers shall pay to Calculation Agent any Calculation Agent Fee due to Calculation Agent pursuant to Section 4(c)(i).

(iii)
Any successor calculation agent shall be appointed by Administrative Agent subject to providing notice thereof to Lenders and Borrower Representative. Administrative Agent and Borrower Representative shall mutually agree on the customary and reasonable fees required to engage the services of any such successor calculation agent to the extent that such fees exceed those paid to the prior Calculation Agent and upon such mutual agreement, such approved fee shall constitute the Calculation Agent Fee.

(iv)
Borrowers shall indemnify Calculation Agent and its officers, directors, employees and agents (each, a “CA Party” and collectively, the “CA Parties”) for, and hold them harmless against, any loss, liability, damage, cost or expense (including reasonable attorneys’ fees) incurred in connection with or arising out of (A) the performance of its obligations under and in accordance with this Agreement, including without limitation the costs and expenses of (x) investigating any claim or allegation relating to the exercise or performance of any of its powers or duties under this Agreement, and (y) preparing for, and prosecuting or defending itself against any investigation, legal proceeding, whether pending or threatened, related to any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement; (B) pursuing enforcement (including without limitation by means of any action, claim, or suit brought by Calculation Agent for such purpose) of any indemnification or other obligation of Borrowers (the indemnification afforded under this subclause (B) to include, without limitation, any reasonable legal fees, costs and expenses incurred by Calculation Agent in connection therewith) and (C) the gross negligence, willful misconduct or actual fraud of any Borrower in the performance of its duties hereunder, except in each case to the extent any such loss, liability or expense results from the gross negligence, willful misconduct or actual fraud of Calculation Agent or any CA Party (in each case, as determined by a court of competent jurisdiction pursuant or as otherwise agreed to by the parties). All such indemnification amounts shall be payable in accordance with Section 4(c). In the event any such indemnity amounts are distributed to Calculation Agent from the Collection Account pursuant to Section 4(c) prior to deposit by Borrowers of such indemnity amounts therein, the obligation of reimbursement by Borrowers with respect to such indemnity amounts will instead be payable to the Collection Account. The foregoing indemnification shall survive the termination of this Agreement.

(v)
Calculation Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Calculation Agent in such capacity herein. No implied covenants or obligations shall be read into this Agreement against Calculation Agent, and no permissive right or privilege of Calculation Agent shall be construed as a duty. In the absence of gross negligence, fraud or willful misconduct on the part of Calculation Agent, Calculation Agent may conclusively rely and shall be protected in relying upon the truth of any statements and written direction or instruction and the correctness of the opinions expressed in any certificates or opinions furnished to Calculation Agent pursuant to and conforming to the requirements of this Agreement. Calculation Agent shall not be responsible for verifying any calculations pursuant to this Agreement to the extent information necessary to make such verifications is not provided to it by Administrative Agent or Borrowers. In no event shall Calculation Agent be liable for any special, indirect, consequential or punitive damages, even if Calculation Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(vi)
Calculation Agent shall not be liable for (A) an error of judgment made in good faith by one of its officers; or (B) any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred by this Agreement or at the direction of Administrative Agent relating to the exercise of any power conferred upon Calculation Agent under this Agreement, in each case, unless it shall be proved that Calculation Agent shall have been grossly negligent in ascertaining the pertinent facts or have acted with actual fraud or willful misconduct.

(vii)
Calculation Agent shall not be charged with knowledge of any Default, Event of Default or Early Amortization Trigger unless a Responsible Officer of Calculation Agent obtains actual knowledge of such event or Calculation Agent receives written notice of such event from Borrowers or Administrative Agent, as the case may be.

(viii)
Without limiting the generality of this Section 17(b), Calculation Agent shall have no duty (A) to record, file or deposit this Agreement or any agreement referred to herein or prepare or file any financing statement or continuation statement evidencing a security interest in the Collateral, or maintain any such recording, filing or depositing or to subsequently record, re-file or redeposit any of the same, (B) to pay or discharge any Taxes, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Assets, (C) to confirm, recalculate or verify the contents, accuracy or completeness of any reports or certificates of Borrowers or Administrative Agent delivered to Calculation Agent pursuant to this Agreement believed by Calculation Agent to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of Borrowers’ representations, warranties or covenants under this Agreement or any other Facility Document.

(ix)
Calculation Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Calculation Agent to perform, or be responsible for the manner of performance of, any of the obligations of Borrowers under this Agreement.

(x)
Calculation Agent may conclusively rely in good faith and shall be protected in acting or refraining in good faith from acting upon any resolution, any certificate of a Responsible Officer, any report, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

(xi)
Calculation Agent may consult with nationally recognized counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by Calculation Agent in good faith and in accordance therewith. In connection with any request that Calculation Agent take any action or refrain from taking any action outside the scope of this Agreement, Calculation Agent shall be entitled to request and conclusively rely upon, and shall be protected in acting or refraining from acting upon, an officer’s certificate or opinion of counsel. Any opinion of counsel requested by Calculation Agent shall be an expense of Borrower.

(xii)
Calculation Agent shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement (except to comply with its obligations under this Agreement and any other Facility Document to which it is a party) or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of Administrative Agent pursuant to the provisions of this Agreement, unless Administrative Agent, on behalf of the Indemnified Parties, shall have offered to Calculation Agent security or indemnity reasonably satisfactory to Calculation Agent against the costs, expenses and liabilities that may be incurred therein or thereby.

(xiii)
Calculation Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Administrative Agent; provided, that if the payment within a reasonable time to Calculation Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of Calculation Agent, not reasonably assured by Borrowers, Calculation Agent may require indemnity reasonably satisfactory to Calculation Agent from Lenders against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by Borrowers.

(xiv)
Calculation Agent shall not be responsible for the acts or omissions of Administrative Agent, Paying Agent (unless the same entity is then acting as Calculation Agent and Paying Agent), Borrowers, any Lenders or any other Person.

(xv)
Any Person into which Calculation Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which to Calculation Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of Calculation Agent, shall be the successor of Calculation Agent under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(xvi)
Calculation Agent does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the SF Properties or the Collateral.

(xvii)
Calculation Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events Calculation Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside or vacated.

(xviii)
Calculation Agent may: (A) terminate its obligations as Calculation Agent under this Agreement (subject to the terms set forth herein) upon at least thirty (30) days’ prior written notice to Borrower Representative, Lenders and Administrative Agent; provided, however, that, without the consent of Administrative Agent, such resignation shall not be effective until a successor calculation agent acceptable to Administrative Agent shall have accepted appointment as Calculation Agent, pursuant hereto and shall have agreed to be bound by the terms of this Agreement; or (B) be removed upon at least thirty (30) days’ prior written notice (or such shorter period as shall be acceptable to Calculation Agent) by Administrative Agent, delivered to Calculation Agent, Lenders and Borrower Representative; provided, however, that without the consent of Administrative Agent such removal shall not be effective until a successor calculation agent acceptable to Administrative Agent shall have accepted appointment as Calculation Agent pursuant hereto and shall have agreed to be bound by the terms of this Agreement. In the event of such termination or removal, Administrative Agent shall make reasonable efforts to appoint a successor calculation agent. If, however, a successor calculation agent is not appointed by Administrative Agent within ninety (90) days after the giving of such notice of resignation, Calculation Agent may petition a court of competent jurisdiction for the appointment of a successor calculation agent, and the costs of such petition shall be paid by Borrowers.

(xix)
Any successor calculation agent appointed pursuant hereto shall execute, acknowledge, and deliver to Administrative Agent, Borrower Representative and to the predecessor Calculation Agent an instrument accepting such appointment under this Agreement. Thereupon, the resignation or removal of the predecessor Calculation Agent shall become effective and such successor calculation agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Calculation Agent under this Agreement, with like effect as if originally named as Calculation Agent. The predecessor Calculation Agent shall, upon payment of its outstanding fees and expenses, deliver to the successor calculation agent all documents and statements and monies held by it under this Agreement; and Administrative Agent and the predecessor Calculation Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor calculation agent all such rights, powers, duties, and obligations.

(xx)
In the event Calculation Agent’s appointment hereunder is terminated without cause, Administrative Agent shall (A) reimburse Calculation Agent for the reasonable out-of-pocket expenses of Calculation Agent incurred in transferring any funds in its possession to the successor calculation agent and (B) if such termination occurs on or prior to the first anniversary of the appointment of such Calculation Agent, pay to the terminated Calculation Agent a termination fee equal to the unearned prorated portion of Calculation Agent Fee for that first year.

(xxi)
Borrower Parties hereby agree, in connection with an appointment of a successor calculation agent, to negotiate in good faith any modifications to this Agreement related to the rights and obligations of Calculation Agent which are commercially reasonably requested by such successor calculation agent; provided that, the effect of any such modifications shall not increase the obligations of any Borrower Party.

(xxii)
Other than with respect to any information that Calculation Agent has an express duty hereunder to review, Calculation Agent shall not be deemed to have knowledge of any fact or matter for purposes of this Agreement unless a Responsible Officer of Calculation Agent (A) has actual knowledge thereof or (B) receives written notice with respect thereto.

(xxiii)
Calculation Agent shall not be under any obligation to take any action in the performance of its respective duties hereunder that would be in violation of applicable law.

(xxiv)
The recitals contained herein shall not be taken as the statements of Calculation Agent and Calculation Agent assumes no responsibility for their correctness.

(xxv)
The parties hereto acknowledge that in accordance with requirements established under the Anti-Money Laundering Laws, including without limitation the Patriot Act, and regulations promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control, Calculation Agent is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with Calculation Agent. Each party hereby agrees that it shall provide Calculation Agent with such information in its possession as Calculation Agent may reasonably request from time to time in order to comply with any applicable requirements of the Anti-Money Laundering Laws and related regulations.

(xxvi)
If Calculation Agent shall at any time receive conflicting instructions from Administrative Agent and Borrowers or any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, Calculation Agent shall be entitled to rely on the instructions of Administrative Agent.

(xxvii)
Calculation Agent may delegate or perform any of its duties under this Agreement by or through sub-agents appointed by Calculation Agent.

Section 18. Assignability.The rights and obligations of the parties under this Agreement and under any Advance shall not be assigned by any Borrower without the prior written consent of Administrative Agent. Subject to the foregoing, this Agreement and any Advance shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement express or implied, shall give to any Person, other than the parties to this Agreement and their successors and permitted assigns hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Agreement. Each Lender, upon at least five (5) Business Days’ written notice to Borrower Representative and Calculation Agent, may from time to time assign all or a portion of its rights and obligations under this Agreement and the other Facility Documents to any Affiliate of Lender without consent of the Borrowers or any other Person with prior written consent of Borrowers (such consent not to be unreasonably withheld or delayed; provided, that no such consent shall be required if an Event of Default has occurred and is continuing) pursuant to an executed assignment and acceptance by such Lender and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned. Administrative Agent and each Lender acknowledges and agrees that it shall be considered reasonable for a Borrower to withhold its consent in connection with an assignment to a competitor of such Borrower or any of its Affiliates. Upon such assignment, (a) such assignee shall be a party hereto and to each Facility Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of such Lender hereunder, and (b) such Lender shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the Facility Documents. Each such Assignment and Acceptance shall be delivered to Administrative Agent. Unless otherwise stated in the Assignment and Acceptance, Borrower Parties and Calculation Agent shall continue to take directions solely from Lender unless otherwise notified by Administrative Agent in writing. Administrative Agent may distribute to any prospective assignee any document or other information delivered to the applicable Lender by Borrower Parties.

(b)
Each Lender, upon at least five (5) Business Days’ notice to Borrower Representative, may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement to any Person; provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) Borrower Parties shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Facility Documents except as provided in Section 6; provided, that no such restrictions shall apply with respect to any sale to any Affiliate of such Lender or if an Event of Default has occurred and is continuing; and provided further that such Lender shall act as agent for all purchasers, assignees and point of contact for Borrowers pursuant to agency provisions to be agreed upon by such Lender, its intended purchasers and/or assignees and Borrowers. Each Lender that sells a participation shall, acting solely for this purpose as agent of Borrowers, maintain a register on which it enters the name and address of each participant and amount of each participant’s interest under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive and binding absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement.

(c)
Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 18, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to a Borrower Party or any of its Subsidiaries or to any aspect of the Advances that has been furnished to such Lender by or on behalf of a Borrower Party or any of its Subsidiaries; provided, that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Agreement.

Section 19. Transfer Register. Administrative Agent, acting solely for this purpose as agent of Borrowers, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of each assignee or participant of a Lender, and the percentage or portion of such rights and obligations assigned or participated (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrowers, Administrative Agent and Lenders, shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.Tax Treatment. Each party to this Agreement acknowledges that it is its intent for purposes of U.S. federal and relevant state and local income and franchise taxes, to treat each Advance as indebtedness of Borrower that is secured by the Collateral and that the Collateral is owned by Borrower in the absence of an Event of Default by a Borrower. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by a change in law occurring after the date hereof, a closing agreement with an applicable taxing authority, or a final non-appealable judgment of a court of competent jurisdiction.Set-Off.In addition to any rights and remedies of Administrative Agent hereunder and by law, following the occurrence and continuance of an Event of Default, Administrative Agent shall have the right, without prior notice to Borrowers, any such notice being expressly waived by each Borrower to the extent permitted by all Requirements of Law to set-off and appropriate and apply against any obligation from a Borrower to Administrative Agent or any Lender or any of its respective Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return excess margin), credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Administrative Agent or such Lender or any Affiliate thereof to or for the credit or the account of Borrowers. Administrative Agent agrees to notify Borrowers after any such set-off and application made by Administrative Agent; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

(b) Administrative Agent shall at any time have the right, in each case until such time as Administrative Agent determines otherwise, to retain, to suspend payment or performance of, or to decline to remit, any amount or property that Administrative Agent or any Lender would otherwise be obligated to pay, remit or deliver to Borrowers hereunder if an Event of Default has occurred and is continuing.

Section 22. Survival. Each representation and warranty made or deemed to be made by a Borrower receiving an Advance, herein or pursuant hereto shall survive the making of such representation and warranty, and other than as contemplated hereunder, Administrative Agent shall not be deemed to have waived any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Advance was made. The obligations of Borrowers under Section 15 hereof shall survive the termination of this Agreement.Notices and

Other Communications. Unless otherwise specified in this Agreement, all notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given and received (i) when sent by telecopy, upon receipt of an electronically generated confirmation of receipt by the addressee, or delivered personally or (ii) upon transmission of email provided no electronic notice of non-delivery is received by the sender or

(iii) on the first (1st) Business Day after being sent by nationally recognized overnight delivery service or (iv) on the third (3rd) Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the telecopy number, email address or street address set forth in the “Address for Notices” specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party hereto. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Person.Entire Agreement; Severability; Single Agreement.This Agreement, together with the Facility Documents, constitute the entire understanding among Administrative Agent, Lenders and Borrowers with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for loan transactions involving Financed SF Properties. By acceptance of this Agreement, Administrative Agent, each Lender and each Borrower acknowledges that it has not made, and is not relying upon, any statements, representations, promises or undertakings not contained in this Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

(b) Each Lender and each Borrower acknowledges that, and has entered hereinto and Lender will make each Advance hereunder in consideration of and in reliance upon the fact that, all Advances made by Lenders hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Advances made by Lenders hereunder. Accordingly, each Lender and each Borrower agrees (i) to perform all of its obligations in respect of each Advance, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Advances hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Advance against obligations owing to them in respect of any other Advance hereunder; (iii) that payments, deliveries, and other transfers made by either of them in respect of any Advance shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Advances hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted and (iv) to promptly provide notice to the other after any such set off or application.

Section 25. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.SUBMISSION TO JURISDICTION; WAIVERS. ADMINISTRATIVE AGENT,

EACH LENDER, BORROWER REPRESENTATIVE, EACH BORROWER, CALCULATION AGENT AND PAYING AGENT EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY:SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER FACILITY DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)
TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH BORROWER HEREBY WAIVES ANY RIGHT TO CLAIM OR RECOVER IN ANY LITIGATION WHATSOEVER WHETHER OR NOT INVOLVING ANY INDEMNIFIED PARTY, ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, WHETHER SUCH WAIVED DAMAGES ARE BASED ON STATUTE, CONTRACT, TORT, COMMON LAW OR ANY OTHER LEGAL THEORY, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN AND REGARDLESS OF THE FORM OF THE CLAIM OF ACTION. NO INDEMNIFIED PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH ANY FACILITY DOCUMENT.

(c)
CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(d)
AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED;

(e)
AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(f)
ADMINISTRATIVE AGENT, EACH LENDER, BORROWER REPRESENTATIVE, BORROWERS, CALCULATION AGENT AND PAYING AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY

ALL REQUIREMENTS OF LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 27. No Waivers, etc. No failure on the part of Administrative Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Facility Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Facility Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets.Each Borrower hereby acknowledges that Lenders have made the Advances to such Borrower upon, among other things, the security of its collective interest in the Financed SF Properties and in reliance upon the aggregate of the Financed SF Properties taken together being of greater value as collateral security than the sum of each Financed SF Property taken separately. Each Borrower agrees that the Mortgages, if any, are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages, if any, shall constitute an Event of Default under each of the other Mortgages, if any; (ii) an Event of Default under the Note or this Agreement shall constitute an Event of Default under each Mortgage, if any; (iii) each Mortgage, if any, shall constitute security as if a single blanket lien were placed on all of the Financed SF Properties as security; and (iv) such cross-collateralization shall in no event be deemed to constitute a fraudulent conveyance.

(b) To the fullest extent permitted by law, each Borrower for itself and its successors and assigns, waives all rights upon the occurrence and continuance of an Event of Default to a marshalling of the assets of such Borrower, such Borrower’s partners or members and of the Financed SF Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, if any, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Administrative Agent under the Facility Documents to a sale of the Financed SF Properties for the collection of the Secured Obligations without any prior or different resort for collection or of the right of Administrative Agent to the payment of the Secured Obligations out of the net proceeds of the Financed SF Properties in preference to every other claimant whatsoever. In addition, each Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, if any, any equitable right otherwise available to such Borrower which would require the separate sale of the Financed SF Properties or require Administrative Agent to exhaust its remedies against any Financed SF Property or any combination of the Financed SF Properties before proceeding against any other Financed SF

Property or combination of Financed SF Properties; and further in the event of such foreclosure each Borrower does hereby expressly consent to and authorizes, at the option of Administrative Agent the foreclosure and sale either separately or together of any combination of the Financed SF Properties.

Section 29. Confidentiality.Each Lender, Administrative Agent, Calculation Agent and Paying Agent hereby acknowledges and agrees that all Borrower Confidential Information, and each Borrower, each Lender and Administrative Agent hereby acknowledges and agrees that all Confidential Terms, shall be kept confidential by the party receiving such information (the “Recipient”) and shall not be divulged to any Person without the prior written consent of the party providing such information (the “Disclosing Party”) except to the extent that (i) it is necessary to disclose to Recipient’s Affiliates and its and their directors, officers, employees, agents, advisors, legal counsel, accountants, auditors, or taxing authorities, or, in the case of a Borrower, its lenders or its Affiliates’ lenders (collectively, “Representatives”), (ii) a Borrower may disclose any Confidential Term to an investor or potential investor of any Borrower-Related Party or its lenders; provided, that, such investor, potential investor or lender executes a confidentiality or non-disclosure agreement with such Borrower-Related Party with respect to the Confidential Terms; (iii) Recipient is requested or required by governmental agencies, regulatory bodies, self-regulatory organizations with jurisdiction, bank examiners, or pursuant to legal proceedings (including, without limitation, orders, subpoenas or discovery requests), or other governmental or regulatory process, (iv) the Confidential Terms were known by Recipient or its Representatives prior to being furnished under this Agreement, (v) the Confidential Terms were provided to Recipient or its Representatives by a third party not known to Recipient at the time of disclosure to be subject to a duty of confidentiality to the Disclosing Party, (vi) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, or (vii) an Event of Default has occurred and is continuing and Administrative Agent determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Collateral or otherwise enforce or exercise Administrative Agent’s rights hereunder. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Facility Document, a Borrower or Lender (or any of its Representatives) may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Advances, any fact relevant to understanding the federal, state and local tax treatment of the Advances, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment. The provisions set forth in this Section 30 shall survive the termination of this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, Borrowers, each Lender, Administrative Agent, Calculation Agent and Paying Agent shall comply with all applicable local, state and federal laws, including all privacy and data protection law, rules and regulations that are applicable to the Collateral and/or any applicable terms of this Agreement (the “Confidential Information”). Borrowers, each Lender, Administrative Agent, Calculation Agent and Paying Agent understand that the information provided by one party to any other party regarding the Collateral and the transactions contemplated hereunder may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and Borrowers, each Lender, Administrative Agent, Calculation Agent and Paying Agent agree to maintain such nonpublic personal information that such party receives hereunder in accordance with the GLB Act and other applicable federal, state and local privacy and data protection laws. Borrowers, each Lender, Administrative Agent, Calculation Agent and Paying Agent shall implement such administrative, technical and physical safeguards and other security measures to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” (as defined in the GLB Act) of Administrative Agent, Calculation Agent, Paying Agent, each Lender, each Borrower, as applicable, or any Affiliates of any of the foregoing which such Borrower, such Lender, Administrative Agent, Calculation Agent or Paying Agent holds, (b) protect against any anticipated threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. Each Borrower, each Lender, Administrative Agent, Calculation Agent and Paying Agent shall, at a minimum, establish and maintain such data security program as is necessary to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information as set forth in the Code of Federal Regulations at 12 C.F.R. Parts 30, 208, 211, 225, 263, 308, 364, 568 and 570. Upon reasonable request from a party hereto, each Borrower, Borrower Representative, each Lender, Administrative Agent, Calculation Agent and Paying Agent shall, subject to the terms of its respective information security policies, cooperate with the requesting party in its efforts to confirm that each Borrower, Borrower Representative, each Lender, Administrative Agent, Calculation Agent and Paying Agent, as applicable, has satisfied its obligations as required under this Section 30. This may include Administrative Agent’s, Calculation Agent’s, Paying Agent’s and any Lender’s review of audits, summaries of test results, and other equivalent evaluations of each party hereto, subject to the terms of such party’s information security policies. Each Borrower, Borrower Representative, each Lender, Administrative Agent, Calculation Agent and Paying Agent shall notify, to the extent permissible by applicable law, the applicable party immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of Administrative Agent, Calculation Agent, Paying Agent, any Borrower, Borrower Representative, any Lender or any of its respective Affiliates, as applicable, provided directly to such party. Each Borrower, Borrower Representative, each Lender, Administrative Agent, Calculation Agent and Paying Agent shall provide such notice to the applicable party by personal delivery, by facsimile or email with confirmation of receipt, or by overnight courier with confirmation of receipt to the applicable requesting individual.

Section 30. Conflicts. In the event of any conflict between the terms of this Agreement and any other Facility Document, the documents shall control in the following order of priority: first, the terms of this Agreement shall prevail, and then the terms of the Facility Documents shall prevail.Miscellaneous.Counterparts. This Agreement and any Facility Document shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;

(ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party to this Agreement or any Facility Document shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement and any Facility Document may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

(b)
Captions. The captions and headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(c)
Acknowledgment. Each Borrower and Borrower Representative hereby acknowledges that:

(i)
it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Facility Documents;

(ii)
none of Administrative Agent, Calculation Agent, Paying Agent or any Lender has a fiduciary relationship to any Borrower-Related Party; and

(iii)
no joint venture exists between Administrative Agent, Calculation Agent, Paying Agent or any Lender and any Borrower-Related Party.

(d)
Documents Mutually Drafted. Borrowers, Borrower Representative, Administrative Agent, Calculation Agent, Paying Agent and each Lender agree that this Agreement and each other Facility Document prepared in connection with the Advances set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.

(e)
Actions and Events Outside of Lenders’ and Agents’ Control. None of the Servicing Agents shall be liable in any way to any Borrower Party or third party for any such Servicing Agent’s failure to perform or delay in performing under the Facility Documents (and Servicing Agent may suspend or terminate all or any portion of such Servicing Agent’s obligations under the Facility Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, any force majeure event, including, without limitation, any act of God, strike, act of any governmental authority, labor dispute, lockout, boycott, blockade, riot, act of war, terrorism, rebellion, insurrection, epidemic or pandemic, quarantine, fire, communication system failure, computer hardware or software failure, computer virus or malware, power failure, unavailability of the Federal Reserve Bank wire or telex system, natural disaster, earthquake or any other similar cause or event beyond such Servicing Agent’s control.

(f)
Exculpated Parties. Administrative Agent and each Lender hereby acknowledges and agrees that no claim hereunder may be made by Administrative Agent or any Lender against any Exculpated Party and no Exculpated Party shall have any obligations or liability hereunder except to the extent expressly provided with respect to the Pledgor and the Guarantor pursuant to the Facility Documents.

Section 32. Amendments and Waivers.Except as provided in this Section or as otherwise provided in this Agreement, no amendment, waiver, or other modification of any provision of this

Agreement or any schedule or exhibit hereto shall be effective without the written agreement of the Borrowers, Administrative Agent and the Required Lenders; provided that:

(a)
no such amendment, waiver or other modification shall be effective without the written consent of each Class A Lender and/or each Class B Lender adversely affected thereby and

(b)
without limiting the foregoing, the following amendments, waivers or other modifications shall, for the avoidance of doubt, require the written consent of each Class A Lender and/or Class B Lender to be effective:

(i)
alter or change the Commitment of any Lender;

(ii)
extend the Facility Termination Date;

(iii)
postpone any date scheduled for, or reduce the amount of, any payment of principal or interest owing under or change the order of the application of available funds specified herein (other than, for purposes of clarity, as provided in Section 2(h));

(iv)
reduce (absent payment thereof) the amount of Advances Outstanding, the rate of interest thereon, any amount payable to any Lender or the currency applied to amounts due and payable in respect of the Advances Outstanding (other than, for purposes of clarity, as described in Section 4(f) herein);

(v)
change any provision of this Section 32, the definition of “Pro Rata Share” or “Required Lenders” or any other provision specifying the number of Lenders or portion of the Advances Outstanding to take action under the Facility Documents;

(vi)
release any claims accruing to the Lenders as secured parties hereunder or under applicable laws (other than, for purposes of clarity, as provided in Section 2(i)), without the written consent of each Lender;

(vii)
accept any additional property as Collateral on any basis other than for the pro rata benefit of the Lenders;

(viii)
approve any Lien (other than Permitted Liens) on any Collateral senior to the interest of Administrative Agent’s interest;

(ix)
release any Borrower, the Guarantor, the Asset Manager, or any Collateral from the provisions of any Facility Document (other than, for purposes of clarity, as provided in Section 2(i)); and

(c)
no such amendment, waiver or other modification shall:

(i)
amend, waive or modify any provision of this Agreement applicable to the Asset Manager without the written consent of the Asset Manager; or

(ii)
amend, waive or modify any provision of this Agreement applicable to Borrower Representative without the written consent of Borrower Representative;

provided, however, that any waiver, amendment or modification that materially affects the Paying Agent or Calculation Agent, as applicable, shall require the prior consent of such party; written notice of any other amendment or waiver hereunder, together with a copy thereof, shall be delivered to the Calculation Agent or the Paying Agent via email at the addresses set forth next to its signature block promptly following the effective date of such amendment or waiver, and neither the Calculation Agent nor Paying Agent shall have any liability for any amendment or waiver of which it did not receive such notice. For the avoidance of doubt, any amendments or modifications related to Schedule 3 to the Side Letter shall not require the consent of the Paying Agent or Calculation Agent, unless such amendment or modification creates a material additional reporting burden on such party (as reasonably determined by such party).

Section 33. Administrative Agent Provisions.Appointment and Authority. Each Lender hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as Administrative Agent hereunder and under the other Facility Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise all such powers as are expressly delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 33 are solely for the benefit of Administrative Agent and Lenders, and no Borrower shall any have rights as a third party beneficiary of any of such provisions.

(b)
Rights as a Lender. Administrative Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with a Borrower or another Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to Lenders.

(c)
Exculpatory Provisions. Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Facility Documents. Without limiting the generality of the foregoing, Administrative Agent:

(i)
shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default or Default has occurred and is continuing;

(ii)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Facility Documents that Administrative Agent is required to exercise as directed in writing by Lenders, provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Facility Document or any Requirement of Law; and
(iii)
shall not, except as expressly set forth herein and in the other Facility Documents, have any duty to disclose, and shall not be liable for the failure to disclose,

any information relating to a Borrower or any of its Affiliates that is communicated to or obtained by Administrative Agent.

Administrative Agent shall not be liable for any action taken or not taken by it (i) in accordance with the rights and powers that are expressly delegated to Administrative Agent by the terms of this Agreement or any other Facility Document, (ii) with the consent or at the request of Lenders, or (iii) in the absence of its own gross negligence or willful misconduct. Administrative Agent shall be deemed not to have knowledge of any Event of Default or Default unless and until notice describing such Event of Default or Default is given to Administrative Agent by a Borrower or an Affiliate thereof or a Lender.

Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Facility Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default or Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Facility Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Section 2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.

(d)
Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, Administrative Agent may presume that such condition is satisfactory to such Lender unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. Administrative Agent may consult with legal counsel (who may be counsel for Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(e)
Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Facility Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its respective Affiliates. The exculpatory provisions of this Section 34 shall apply to any such sub-agent and to the Affiliates of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent.

(f)
Resignation of Administrative Agent. Administrative Agent may at any time give notice of its resignation to Lenders, Borrower Representative, Calculation Agent and Borrowers. Upon receipt of any such notice of resignation, Lenders shall have the right, in consultation with Borrowers, to appoint a successor. If no such successor shall have been so appointed by Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of Lenders appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if Administrative Agent shall notify Borrowers, Borrower Representative, Calculation Agent and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Facility Documents (except that in the case of any Collateral held by Administrative Agent on behalf of Lenders under any of the Facility Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time as Lenders appoint a successor Administrative Agent as provided for in this Section 33(f). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Facility Documents (if not already discharged therefrom as provided above in this Section 33(f)). The fees payable by Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Facility Documents, the provisions of this Section 34 and Section 15 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(g)
Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Facility Document or any related agreement or any document furnished hereunder or thereunder.

(h)
Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower Party or Guarantor,

Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on such Borrower Party or Guarantor) shall be entitled and empowered, by intervention in such proceeding or otherwise;

(i)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for reimbursement under Section 15) allowed in such judicial proceeding; and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under the Facility Documents.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

(i)
Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under Section 15 to be paid by it to Administrative Agent (or any sub-agent thereof), or any Affiliate of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent) or such Affiliate, as the case may be, such Lender’s proportionate share (determined with respect to the outstanding principal balance of the Advances made by such Lender as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent) or against any Affiliate of any of the foregoing acting for Administrative Agent (or any such sub-agent) in connection with such capacity.

(j)
Exclusive Right to Enforce Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Facility Document, the authority to enforce rights and remedies hereunder and under the other Facility Documents against Borrower Parties, Guarantor or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with the Facility Documents for the benefit of all Lenders; provided that the foregoing shall not prohibit (i) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Facility Documents, (ii) any Lender from exercising setoff rights in accordance with Section 21 or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Borrower Party or Guarantor under any bankruptcy or other debtor relief law; and provided further that if at any time there is no Person acting as Administrative Agent hereunder and under the other Facility Documents, then (A) Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 14 and (B) any Lender may, with the consent of the other Lenders, enforce any rights and remedies available to it and as authorized by each other Lender.

(k)
Indemnification. Lenders hereby agree to indemnify Administrative Agent, its officers, directors, employees, attorneys, agents, advisors and the parent company or holding company that controls such Person (the “Indemnified Agent Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, expenses or disbursements or any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Indemnified Agent Party in any way relating to or arising out of this Agreement or any other Facility Documents; provided that Lenders shall not be required to indemnify any Indemnified Agent Party to the extent of any amounts resulting from the fraud, gross negligence or willful misconduct of such Indemnified Agent Party. Without limiting the generality of the foregoing provisions of this Section 33(k), Lenders to reimburse Administrative Agent promptly upon demand for any reasonable out-of-pocket expenses (including counsel fees) incurred by Administrative Agent in connection with the consummation, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advance in respect of rights or responsibilities under this Agreement or any other Facility Document.

Section 34. Joint and Several Liability. Each Borrower shall be jointly and severally liable to Lenders and Administrative Agent for the full, complete and punctual performance and satisfaction of all obligations of any Borrower under this Agreement. Accordingly, each Borrower waives any and all notice of creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by Lenders and Administrative Agent upon such Borrower’s joint and several liability. Each Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Borrower with respect to the Secured Obligations. When pursuing its rights and remedies hereunder against any Borrower, Lenders and Administrative Agent may, but shall be under no obligation, to pursue such rights and remedies hereunder against any Borrower or any other Person or against any collateral security for the Secured Obligations or any right of offset with respect thereto, and any failure by Lenders or Administrative Agent to pursue such other rights or remedies or to collect any payments from such Borrower or any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of such Borrower or any such other Person or any such collateral security, or right of offset, shall not relieve such Borrower of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lenders and Administrative Agent against such Borrower. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: the terms defined in this Agreement have the meanings assigned to them in this

Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)
accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

(c)
references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)
a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to clauses, paragraphs and other subdivisions;

(e)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(f)
the term “include” or “including” shall mean without limitation by reason of enumeration;

(g)
all times specified herein or in any other Facility Document (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and

(h)
all references herein or in any Facility Document to “good faith” shall mean good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

Addresses for Notices:

JPMorgan Chase Bank, N.A. 383 Madison Ave, 8th Floor New York, NY 10179

Email: ABS_Offerpad_Facility@jpmorgan.com

LENDER:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

Addresses for Notices:

JPMorgan Chase Bank, N.A. 383 Madison Ave, 8th Floor New York, NY 10179

Email: ABS_Offerpad_Facility@jpmorgan.com

LENDER:

AG Mortgage Value Partners Onshore Master Fund, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By:

Name:

Title:

AG Asset Based Credit Master Fund (B), L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By:

Name:

Title:

AG TCDRS, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By:

Name:

Title:

AG Centre Street Partnership, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By:

Name:

Title:

Addresses for Notices:

AG Mortgage Value Partners Onshore Master Fund, L.P.

c/o Angelo, Gordon & Co., L.P. 245 Park Avenue, 26th floor New York, NY 10167 Attention: RMBS

Email: rmbsnotices@angelogordon.com

AG TCDRS, L.P.

c/o Angelo, Gordon & Co., L.P. 245 Park Avenue, 26th floor New York, NY 10167 Attention: RMBS

Email: rmbsnotices@angelogordon.com

AG Centre Street Partnership, L.P. c/o Angelo, Gordon & Co., L.P.

245 Park Avenue, 26th floor New York, NY 10167 Attention: RMBS

Email: rmbsnotices@angelogordon.com

AG Asset Based Credit Master Fund (B), L.P. c/o Angelo, Gordon & Co., L.P.

245 Park Avenue, 26th floor New York, NY 10167 Attention: RMBS

Email: rmbsnotices@angelogordon.com

BORROWER:

OFFERPAD SPE BORROWER A, LLC,

as a Borrower

By: Name: Michael S. Burnett

Title: Chief Financial Officer

By: Name: Benjamin Aronovitch

Title: Chief Legal Officer

Address for Notices:

Offerpad SPE Borrower A, LLC 2150 E. Germann Rd., Suite 1

Chandler, Arizona 85286 Attention: Benjamin Aronovitch

Email: benjamin.aronovitch@offerpad.com

BORROWER REPRESENTATIVE:

OFFERPAD SPE BORROWER A, LLC

By: Name: Michael S. Burnett

Title: Chief Financial Officer

By: Name: Benjamin Aronovitch

Title: Chief Legal Officer

Address for Notices:

Offerpad SPE Borrower A, LLC 2150 E. Germann Rd., Suite 1

Chandler, Arizona 85286 Attention: Benjamin Aronovitch

Email: benjamin.aronovitch@offerpad.com

CALCULATION AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: COMPUTERSHARE TRUST COMPANY,

N.A., as attorney-in-fact

By:

Name:

Title:

Address for Notices:

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045 Attention: Client Manager: JPMOPENDOORIO211

Email: CTSSFR@wellsfargo.com

PAYING AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: COMPUTERSHARE TRUST COMPANY,

N.A., as attorney-in-fact

By:

Name:

Title:

Address for Notices:

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045

Attention: Client Manager: JPMOP2021 Email: CTSSFR@wellsfargo.com